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                                                                     Exhibit 4.3

                   CASH COLLATERAL AND DISBURSEMENT AGREEMENT

                                      Among

                         U.S. BANK NATIONAL ASSOCIATION,
             a national banking association, as Disbursement Agent,


                         U.S. BANK NATIONAL ASSOCIATION,
                   a national banking association, as Trustee,


              PROFESSIONAL ASSOCIATES CONSTRUCTION SERVICES, INC.,
                            a California corporation


                        PREMIER ENTERTAINMENT BILOXI LLC,
                      a Delaware limited liability company


                                       and


                          PREMIER FINANCE BILOXI CORP.,
                             a Delaware corporation


                                   dated as of

                                January 23, 2004

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                                TABLE OF CONTENTS

                                                                                                 PAGE
1.   DEFINITIONS.................................................................................. 3
     1.1   DEFINED TERMS...........................................................................3
     1.2   INDEX OF ADDITIONAL DEFINED TERMS......................................................14

2.   APPOINTMENT OF DISBURSEMENT AGENT; ESTABLISHMENT OF SECURITIES
     ACCOUNTS; RELATED PROVISIONS................................................................ 15
     2.1   APPOINTMENT OF THE DISBURSEMENT AGENT................................................. 15
     2.2   ESTABLISHMENT OF ACCOUNTS............................................................. 16
     2.3   ACKNOWLEDGEMENT OF SECURITY INTEREST; CONTROL......................................... 17
     2.4   CONTROL OF SECURITIES ACCOUNTS........................................................ 17
     2.5   CONTROL OF ISSUER'S PAYMENT ACCOUNT................................................... 18
     2.6   CONTROL OF PFC PAYMENT ACCOUNT........................................................ 19
     2.7   THE ISSUER'S RIGHTS................................................................... 20
     2.8   CASH EQUIVALENTS...................................................................... 20
     2.9   REMEDIES.............................................................................. 20
     2.10  WAIVER OF SET-OFF RIGHTS.............................................................. 21
     2.11  COOPERATION........................................................................... 21
     2.12  FUNDING MECHANICS FOR FF&E COSTS...................................................... 21
     2.13  FUNDING MECHANICS FOR BOND FINANCING.................................................. 22

3.   CERTAIN RESPONSIBILITIES OF DISBURSEMENT AGENT AND INDEPENDENT
     CONSTRUCTION CONSULTANT..................................................................... 23
     3.1   DISBURSEMENTS FROM THE ACCOUNTS....................................................... 23
     3.2   TRANSFER OF FUNDS AT DIRECTION OF TRUSTEE............................................. 23
     3.3   PAYMENT OF COMPENSATION............................................................... 23
     3.4   PERIODIC REVIEW....................................................................... 24
     3.5   REVIEW BY INDEPENDENT CONSTRUCTION CONSULTANT......................................... 24
     3.6   THE SPECIAL PROCEDURES FOR UNPAID CONTRACTORS......................................... 25

4.   DISBURSEMENTS DURING CONSTRUCTION PERIOD.................................................... 25
     4.1   INITIAL DISBURSEMENTS FROM THE CONSTRUCTION DISBURSEMENT ACCOUNT...................... 25
     4.2   SUBSEQUENT DISBURSEMENTS FROM THE CONSTRUCTION DISBURSEMENT ACCOUNT. ................. 26
     4.3   ADVANCE CONSTRUCTION DISBURSEMENTS.................................................... 31
     4.4   INTEREST RESERVE ACCOUNT DISBURSEMENTS................................................ 32
     4.5   ISSUER'S REIMBURSEMENT OF PREVIOUSLY FUNDED PROJECT COSTS............................. 33
     4.6   DISBURSEMENT OF FUNDS IN CONSTRUCTION PERIOD ACCOUNTS FOLLOWING
           THE INITIAL OPERATING DATE............................................................ 33
     4.7   FINAL DISBURSEMENT OF FUNDS IN CONSTRUCTION PERIOD ACCOUNTS........................... 35
     4.8   TIDELANDS LEASE DISBURSEMENTS......................................................... 36

5.   CERTAIN CONSTRUCTION PERIOD COVENANTS....................................................... 36
     5.1   AMENDMENTS TO PROJECT BUDGET.......................................................... 36
     5.2   CONSTRUCTION CONTRACT AMENDMENT PROCESS............................................... 38
     5.3   CONSTRUCTION CONTRACTS ENTERED INTO AFTER THE ISSUANCE DATE........................... 38
     5.4   AVAILABLE CONSTRUCTION FUNDS CERTIFICATE.............................................. 39
     5.5   PROJECT COST SCHEDULE CERTIFICATE..................................................... 40
     5.6   FINAL PLANS........................................................................... 40
     5.7   NOTICE THAT PROJECT IS OPERATING...................................................... 40
     5.8   MAINTENANCE OF PERMITTED INVESTMENTS.................................................. 40
     5.9   BOND FINANCING AMOUNTS................................................................ 41
     5.10  APPLICATION OF INSURANCE AND CONDEMNATION PROCEEDS.................................... 41

6.   TIDELANDS LEASE ACCOUNT..................................................................... 41
     6.1   DEPOSITS INTO TIDELANDS LEASE ACCOUNT................................................. 41

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
7.   LIMITATION OF LIABILITY..................................................................... 42
     7.1   LIMITATION OF DISBURSEMENT AGENT'S LIABILITY.......................................... 42
     7.2   LIMITATION OF INDEPENDENT CONSTRUCTION CONSULTANT'S LIABILITY......................... 43

8.   INDEMNITY AND INSURANCE..................................................................... 43

9.   TERMINATION................................................................................. 44

10.  SUBSTITUTION OR RESIGNATION OF THE DISBURSEMENT AGENT....................................... 44
     10.1  PROCEDURE............................................................................. 44
     10.2  SUCCESSOR DISBURSEMENT AGENT BY MERGER, ETC........................................... 45
     10.3  ELIGIBILITY; DISQUALIFICATION......................................................... 45
     10.4  CONSENT OF INDEPENDENT CONSTRUCTION CONSULTANT........................................ 45

11.  INDEPENDENT CONSTRUCTION CONSULTANT......................................................... 45
     11.1  REMOVAL AND FEES...................................................................... 45
     11.2  DUTIES................................................................................ 45
     11.3  ACTS OF DISBURSEMENT AGENT............................................................ 45

12.  STATEMENT OF SECURITIES ACCOUNTS............................................................ 45

13.  MISCELLANEOUS............................................................................... 46
     13.1  WAIVER................................................................................ 46
     13.2  INVALIDITY............................................................................ 46
     13.3  NO AUTHORITY.......................................................................... 46
     13.4  ASSIGNMENT............................................................................ 46
     13.5  BENEFIT............................................................................... 46
     13.6  TIME.................................................................................. 46
     13.7  ENTIRE AGREEMENT; AMENDMENTS.......................................................... 46
     13.8  NOTICES............................................................................... 46
     13.9  COUNTERPARTS.......................................................................... 48
     13.10 CAPTIONS.............................................................................. 48
     13.11 RIGHT TO CONSULT COUNSEL.............................................................. 48
     13.12 CHOICE OF LAW......................................................................... 48
     13.13 DESIGNATION OF APPLICABLE COURTS AND JURISDICTIONS.................................... 48
     13.14 SURETYSHIP WAIVERS.................................................................... 49

                                       ii
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                                TABLE OF EXHIBITS

EXHIBIT

A          Initial Disbursements Certificate

B-1        Form of Issuer's Closing Certification

B-2        Form of Trustee's Closing Certification

C-1        Construction Disbursement Request

C-2        Pre-Opening Disbursement Request

C-3        Form of Advance Construction Disbursement Request Certificate

C-4        Form of Interest Reserve Account Disbursement Certificate

C-5        Form of Interest Reserve Excess Transfer Certificate

C-6        Form of Tidelands Lease Certificate

D-1        Form of Available Construction Funds Certificate

D-2        Form of Project Cost Schedule Certificate

D-3        Finishes Line-Items and Amounts (from Initial Project Budget)

E          Form of Project Budget Amendment Certificate

F          Construction Contract Amendment Certificate

G-1        Form of Issuer's Initial Operating Date Disbursement Request
           Certificate

G-2 Form of Certificate of Objection of General Contractor to Issuer's Initial Operating Date Disbursement Request Certificate

G-3        Form of Issuer's Final Disbursement Request Certificate

G-4        Form of Tidelands Lease Disbursement Certificate

H-1 Long Form of Consent to Security Assignment of Construction Contract (Contracts Over $1,000,000)

H-2 Short Form of Consent to Security Assignment of Construction Contract (Contracts Between $500,000 and $1,000,000)

                                       iii
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                                TABLE OF EXHIBITS

EXHIBIT

I          Initial Project Budget

J          Form of Final Plans Amendment Certificate

K          Form of Additional Construction Contract Certificate

L          Permitted Encumbrances

M-1        Form of Interim Lien Affidavit (Owner)

M-2        Form of Interim Lien Affidavit (General Contractor)

M-3        Form of Interim Lien Affidavit (Other Contractor)

M-4        Form of Final Lien Affidavit (Owner)

M-5        Form of Final Lien Affidavit (General Contractor)

M-6        Form of Final Lien Affidavit (Other Contractors)

N-1        Form of Commitment to Issue Update Endorsement

N-2        Form of Separate Tax Lot Endorsement

                                       iv

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                   CASH COLLATERAL AND DISBURSEMENT AGREEMENT

THIS CASH COLLATERAL AND DISBURSEMENT AGREEMENT (as amended, supplemented, restated or otherwise modified from time to time, this "AGREEMENT") is dated as of January 23, 2004, by and among U.S. BANK NATIONAL ASSOCIATION, a national banking association, as disbursement agent, securities intermediary and depositary bank (together with any successor disbursement agent permitted hereunder, the "DISBURSEMENT AGENT"), U.S. BANK NATIONAL ASSOCIATION, a national banking association, as trustee under the Indenture (as defined below) (together with its successors and assigns from time to time under the Indenture, the "TRUSTEE"), PROFESSIONAL ASSOCIATES CONSTRUCTION SERVICES, INC., a California corporation (the "INDEPENDENT CONSTRUCTION CONSULTANT"), PREMIER ENTERTAINMENT BILOXI LLC (d/b/a Hard Rock Hotel & Casino Biloxi), a Delaware limited liability company (successor in interest by merger with Premier Entertainment, LLC, a Mississippi limited liability company ("PREMIER"), and PREMIER FINANCE BILOXI CORP., a Delaware corporation ("PFC," jointly and severally with Premier, the "ISSUER"). Defined terms used herein have the meanings specified in SECTION 1.

                                    RECITALS

    A. FACILITY. Premier desires to develop, construct and operate the Hard Rock Hotel and Casino Biloxi, a full service gaming, hotel and entertainment resort and certain related amenities (the "FACILITY") to be developed upon approximately 8.5 acres along the Mississippi Gulf Coast in Biloxi, Mississippi.

    B. FIRST MORTGAGE NOTES. Concurrently herewith, the Issuer is issuing $160,000,000 aggregate principal amount of its 10 3/4% First Mortgage Notes due 2012 (together with all notes issued under the Indenture, including all notes issued in exchange or replacement therefore, the "FIRST MORTGAGE NOTES"), pursuant to the Indenture to finance Project Costs.

    C. JUNIOR SUBORDINATED NOTE. Concurrently herewith, Rank America, Inc. ("RANK") shall purchase from the Issuer an unsecured subordinated note in an amount of $10,000,000, the proceeds of which will be applied to finance Project Costs, as more particularly described herein and in the Junior Subordinated Note Investment Agreement (as defined herein).

    D. INTERCREDITOR AGREEMENT. Concurrently herewith, the Trustee (acting on behalf of itself and the Noteholders) and Rank have entered into an Intercreditor Agreement, pursuant to each of which the parties thereto have set forth certain intercreditor provisions, including the priority of the liens, the method of decision making, the arrangements applicable to actions in respect of approval rights and waivers, the limitations on rights of enforcement upon default and the application of proceeds upon enforcement.

    E. FF&E FINANCING. Premier intends to finance the costs of acquiring and installing Additional Funding FF&E by issuing additional First Mortgage Notes ("ADDITIONAL NOTES") or by entering into agreements with respect to the FF&E Financing pursuant to which Premier will obtain certain loans to finance acquisition and installation costs of Additional Funding FF&E, as more particularly described in the Indenture.

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    F.    MBFC BOND FINANCING. Premier intends to finance the costs of acquiring, constructing and installing certain land-based improvements and equipment with the proceeds of industrial development bonds (the "BONDS") issued by the Mississippi Business Finance Corporation (the "MBFC") pursuant to Code
SECTION 57-10-201 et seq. (the "IDB ACT"). PFC will purchase the Bonds issued by MBFC using equity contributions made by Premier to PFC and funded by disbursements made from the Construction Disbursement Account (as defined below) under this Agreement. The proceeds of the Bonds sold to PFC will be used by MBFC to make certain loans to Premier to pay certain Project Costs incurred in connection with such land-based improvements and equipment. This financing transaction, as more particularly described herein and in the Bond Financing Documents, is referred to herein as the "BOND FINANCING."

    G. INITIAL EQUITY CONTRIBUTION. Concurrently herewith, $[33,665,245.43] of equity shall be irrevocably and unconditionally contributed to Premier and deposited into the Construction Disbursement Account.

    H. USE OF PROCEEDS. The net proceeds from the issuance of the First Mortgage Notes and the proceeds of the Junior Subordinated Note (collectively, the "PROCEEDS"), together with the initial and any additional equity provided by the Issuer or its Affiliates, will be used to pay Project Costs and to initially fund the Tidelands Lease Account. The proceeds of the Bond Financing will be used to pay Project Costs.

    I. ACCOUNTS. $33,100,000.00 of the Proceeds will be deposited contemporaneously with the execution of this Agreement into the Interest Reserve Account. $1,031,900.00 of the Proceeds will be deposited contemporaneously with the execution of this Agreement into the Tidelands Lease Account. The remaining Proceeds (in the amount of $128,962,500.00) and an initial equity contribution in the amount of $15,180,809.71 will be deposited contemporaneously with the execution of this Agreement into the Construction Disbursement Account. The PFC Payment Account will be established contemporaneously with the execution of this Agreement to facilitate the Bond Financing. Assets maintained in the Construction Disbursement Account and the Tidelands Lease Account and the Interest Reserve Account are owned beneficially by Premier, subject to the terms and conditions of this Agreement. The assets maintained in the PFC Payment Account are owned beneficially by PFC, subject to the terms and conditions of this Agreement.

    J. PURPOSE. The parties have entered into this Agreement in order to set forth the conditions upon which, and the manner in which funds will be disbursed
(a) from the Construction Disbursement Account, the Issuer's Payment Account and the PFC Payment Account in order to permit Premier to design, develop, equip, construct, operate and open the Facility, (b) from the Interest Reserve Account for payment of interest due on the First Mortgage Notes, and (c) from the Tidelands Lease Account to pay the rent and additional rent provided for under the Tidelands Lease.

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                                    AGREEMENT

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

    1.  DEFINITIONS.

          1.1 DEFINED TERMS. The terms defined in this SECTION 1 shall have the meanings herein specified:

          "ADDITIONAL FUNDING FF&E" means FF&E which Premier reasonably expects to fund through the FF&E Financing or the issuance of Additional Notes.

          "ADDITIONAL NOTES FF&E" means the FF&E that is financed through the issuance of additional First Mortgage Notes pursuant to this Agreement.

          "ADDITIONAL PRE-OPERATING REVENUE" means revenue generated by Premier after the date hereof (including the net proceeds of the issuance of any Additional Notes), other than from disposition of its assets, but only to the extent that such revenue (a) has been deposited in the Construction Period Accounts and (b) (i) has been disbursed from the Construction Disbursement Account or (ii) is held by Premier, free and clear of any claims of any other Person whatsoever; PROVIDED, HOWEVER, that as of any date of measurement, Additional Pre-Operating Revenue shall also include without duplication:

          (x) Anticipated Investment Income; and

          (y) the lesser of (A) the net amount of FF&E Financing that the Issuer has obtained or reasonably expects to obtain, or the amount of net proceeds of Additional Notes that the Issuer has issued or expects to issue, in accordance with the Indenture to fund the costs of procuring Additional Funding FF&E and
(B) the aggregate amount of Remaining Costs allocated to the "FF&E", "owner supplied FF&E," "systems" or "gaming equipment" line items in the Project Budget which has not yet been expended.

          "ADVANCE CONSTRUCTION DISBURSEMENT" means a disbursement from the Construction Disbursement Account pursuant to SECTION 4.3.

          "AFFILIATE" has the meaning ascribed thereto in the Indenture.

          "AGREED PERMITS" has the meaning ascribed thereto in EXHIBIT B-1 attached hereto.

          "ANTICIPATED INVESTMENT INCOME" means, at any time, with respect to the Construction Disbursement Account and the Issuer's Payment Account, the amount of investment income which the Issuer reasonably determines will accrue on the funds in each such account through the anticipated Initial Operating Date, taking into account the current and future anticipated rates of return on investments in each such account permitted under the Indenture and the anticipated times and amounts of draws from each such account for the payment of Project Costs.

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          "APPLICABLE PERMITS" means national, state and local license authorizations, certifications, filings, recordings, permits or other approvals with or of any governmental authority, including, without limitation, environmental, construction, operating or occupancy permits and any agreements, consents or approvals that are required or that are otherwise necessary for the performance of the design, construction, operation or maintenance of the Facility. Without limiting the foregoing, Applicable Permits also include Construction Period permits for temporary construction utilities and temporary sanitary facilities, dump permits, road use permits, permits related to the use, storage and disposal of Hazardous Materials introduced to the Site for or in connection with the performance of the design, construction, operation or maintenance of the Facility, and permits issued pursuant to any building, mechanical, electrical, plumbing or similar codes.

          "ARCHITECT" means Paul Steelman, Ltd. and its successors identified by notice from the Issuer to the Disbursement Agent.

          "ARCHITECTURAL SERVICES AGREEMENT" means that certain Owner-Architect Agreement dated as of November 21, 2003 between Premier and Architect.

          "AVAILABLE ADVANCE CONSTRUCTION DISBURSEMENT AMOUNT" means (a) (i) prior to June 1, 2004, the amount of $1,000,000; (ii) on or after June 1, 2004 through August 31, 2004, the amount of $3,000,000; and (iii) on or after September 1, 2004, the amount of $5,000,000; MINUS (b) the aggregate amount then outstanding with respect to all Advance Construction Disbursements submitted under SECTION 4.3 which (i) have not been documented, as required in this Agreement for other Construction Disbursements, or (ii) in the case of Disbursements to fund Disputed Amounts under SECTION 4.3(b), which have not been finally settled with the applicable Contractor.

          "AVAILABLE CONSTRUCTION FUNDS" means, subject to SECTION 5.4.1 with respect to the Issuer at any given time, the sum of (a) the Original Construction Allocation, (b) any additional equity, Loss Proceeds or other additional amounts then on deposit in the Construction Disbursement Account (excluding the Original Construction Allocation) and (c) all Additional Pre-Operating Revenue as of such time, all less the sum of (x) the proceeds of FF&E Financing that the Issuer has theretofore expended in connection with the Facility and (y) the amount of disbursements theretofore made from the Construction Disbursement Account.

          "BANKRUPTCY LAW" means Title 11, U.S. Code or any similar federal or state law for the relief of debtors.

          "BARGE CONSTRUCTION CONTRACT" means that certain construction contract to be entered into by General Contractor and a subcontractor in accordance with
SECTION 4.24 of the Indenture providing for the construction of two barges (upon which the casino portion of the Facility will be built).

          "BOND FINANCING DOCUMENTS" shall mean the Bond Purchase Contract, the Bond Loan Agreement, the Bond Indenture, the Bonds, the Series 2004 Note, and the other related documents or instruments that are entered into among PFC, Premier, and the Bond Trustee in connection with the Bond Financing.

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          "BOND INDENTURE" means that certain Trust Indenture to be entered into by the Bond Trustee and the Mississippi Business Finance Corporation substantially in the form of Exhibit H to the Indenture.

          "BOND LOAN AGREEMENT" means that certain Loan Agreement to be entered into by Premier and the Mississippi Business Finance Corporation substantially in the form of Exhibit I to the Indenture.

          "BOND PURCHASE CONTRACT" means that certain Bond Purchase Contract to be entered into by PFC, Premier and the Mississippi Business Finance Corporation substantially in the form of Exhibit J to the Indenture.

          "BOND REQUISITION" shall mean the requisition substantially in the form attached as Exhibit D to the Bond Loan Agreement.

          "BOND TRUSTEE" shall have the meaning assigned to the term "Trustee" in the Bond Indenture.

          "BOND TRUSTEE'S CONSTRUCTION DISBURSEMENT ACCOUNT" shall mean the "Trustee Disbursement Account" of "Construction Fund" established under SECTION
5.01 of the Bond Indenture at a bank reasonably acceptable to the Disbursement Agent.

          "BUSINESS DAY" has the meaning ascribed thereto in the Indenture.

          "CASH EQUIVALENTS" has the meaning ascribed thereto in the Indenture.

          "COLLATERAL" means all of the following:

                 (a)     the Securities Accounts;

                 (b) all cash, Cash Equivalents, instruments, investments and other securities or Financial Assets at any time on deposit in or credited to the Securities Accounts;

                 (c)     the Issuer's Payment Account;

                 (d)     the PFC Payment Account;

                 (e)     the Bonds;

                 (f) any other collateral under any of the Collateral Documents; and

                 (g)     all proceeds of any of the foregoing;

          "COLLATERAL DOCUMENTS" has the meaning ascribed thereto in the Indenture.

          "COMPANY'S DIRECT DISBURSEMENT ACCOUNT" shall mean the "Company's Direct Disbursement Account" established under SECTION 5.01 of the Bond Indenture at a bank reasonably acceptable to the Disbursement Agent.

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          "CONSTRUCTION CONTRACT AMENDMENT" means any material amendment or modification of a Construction Contract (including, without limitation, any material change order or any material owner construction change directive to a Construction Contract).

          "CONSTRUCTION CONTRACTS" means the direct contracts between Premier and any Person pertaining to the construction of the Facility, including the GMP Contract and the Architectural Services Agreement.

          "CONSTRUCTION DISBURSEMENT REQUEST DATE" shall mean each date the Issuer requests that the Disbursement Agent make a Disbursement pursuant to a Construction Disbursement Request.

          "CONSTRUCTION EXPENSES" means Project Costs incurred in accordance with the Project Budget, excluding, however, (a) any Pre-Issuance Expenses, (b) any Pre-Opening Expenses and (c) any Debt Financing Costs.

          "CONSTRUCTION PERIOD" means the period from the Issuance Date continuing until all of the funds on deposit in the Construction Period Accounts are disbursed pursuant to SECTION 4.7.

          "CONSTRUCTION SCHEDULE" means a schedule describing the sequencing of the components of work to be undertaken in connection with the Facility, which schedule (as the same may be amended) demonstrates that the Initial Operating Date will occur on or before the Operating Deadline.

          "CONTRACTOR" means a contractor or supplier of materials, fixtures, equipment or services in connection with the construction of the Facility pursuant to a direct contract or purchase order with Premier, including the General Contractor and each counterparty to a contract or purchase order for a "Direct Purchase Item" as defined in the GMP Contract.

          "DEBT FINANCING COSTS" means all payments of principal, interest, premium (if any), and other amounts payable by the Issuer from time to time under the Indenture, and any other senior debt or subordinated debt, if any, incurred in accordance with the terms of the Indenture.

          "DEEDS OF TRUST" means, collectively, (a) that certain Construction Deed of Trust, Leasehold Deed of Trust and Fixture Filing, with Assignment of Leases and Rents dated on or about the date hereof with respect to the Site entered into by Premier, as Trustor, Stratton Bull, as Real Estate Trustee, and Trustee, as Beneficiary; and (b) that certain Ship Mortgage with respect to the barge casino to be entered into by Premier, as Grantor, and Trustee, as Beneficiary.

          "DEFAULT" means any event that is, or with the passage of time or the giving of notice or both would be, an Event of Default.

          "DISBURSEMENT" means (a) a release of funds from the Construction Disbursement Account to the Issuer's Payment Account or directly to any Contractor or to Premier to pay Project Costs; (b) a release of funds from the Construction Disbursement Account to the PFC Payment Account to enable PFC to purchase Bonds as permitted under SECTIONS 4.2.1(b); (c) a release of funds from the Interest Reserve Account to pay Debt Financing

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Costs on the First Mortgage Notes as provided in SECTION 4.4(a); or (d) a release of funds from the Tidelands Lease Account as provided in SECTION 4.8; in each case, made pursuant to Article 4 of the Disbursement Agreement and the Indenture.

          "DISPUTED AMOUNTS" means payments for work, services or materials which are being disputed in good faith by the Issuer under the Construction Contracts so long as (1) such disputes do not involve any substantial danger of the sale, forfeiture or loss of the Facility or the Collateral, title thereto or any interest therein and shall not interfere in any material respect with the construction or operation of the Facility; (2) adequate cash reserves have been provided therefor (except to the extent of any Advance Construction Disbursement that has been Disbursed to the Title Insurer, to the General Contractor, or to an escrow agent pursuant to SECTIONS 12.1 or 13.9 of the GMP Contract), to secure Premier's obligation to pay for such work, services or materials, in each case, through an allocation in the cost report attached as Schedule 1 to the most recent Construction Disbursement Request; and (3) sufficient funds remain available under the applicable line item in the Project Budget to pay such disputed amount in full should Premier be obligated to make such payment under the terms of the applicable Construction Contract.

          "EVENT OF DEFAULT" means the occurrence of any of the following specified events:

                 (a) the occurrence and existence of an "Event of Default" under the Indenture; and

                 (b) the failure of the Issuer to deliver any documents required to be delivered by the Issuer pursuant to this Agreement and any such failure continues for 30 days after written notice thereof without being cured.

          "EVENT OF LOSS" has the meaning ascribed thereto in the Indenture.

          "EVENT OF LOSS OFFER" has the meaning ascribed thereto in the Indenture.

          "FF&E" means furniture, fixtures and equipment that is or will be installed in the Facility.

          "FF&E COLLATERAL" means FF&E in respect of which the lenders under the FF&E Financing have advanced funds and which are not subject to a Lien in favor of the Trustee in accordance SECTION 4.09 of the Indenture.

          "FF&E FINANCING" has the meaning ascribed thereto in the Indenture.

          "FINAL PLANS" means, with respect to any particular work or improvement that constitutes a portion of the Facility:

                 (a) the Plans for such work or improvement, if any, that are described on EXHIBIT 5 to the Issuer's Closing Certification; and

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                 (b)     to the extent Plans for such work or improvement are
not described on EXHIBIT 5 to the Issuer's Closing Certification, the Plans for such work or improvement to the extent such Plans:

                         (i)    have received all approvals from all
governmental authorities required to approve such Plans that are necessary to commence construction of such work or improvements, if any;

                         (ii)   contain sufficient specificity to permit the
completion of such work or improvement;

                         (iii)  are consistent with constructing the Facility to
include the Minimum Facilities;

                         (iv)   have been signed by an architect licensed to
practice architecture in the State of Mississippi;

                         (v)    call for construction of the Facility in a
manner consistent with the Initial Operating Date occurring on or prior to the Operating Deadline;

PROVIDED, HOWEVER, that the Final Plans may be modified from time to time in accordance with the terms hereof.

          "FINAL PLANS AMENDMENT CERTIFICATE" means an Officer's Certificate from the Issuer in the form attached hereto as EXHIBIT J, together with the General Contractor's, Independent Construction Consultant's and Architect's certificates as provided in EXHIBITS 1, 2 AND 3 and attached thereto.

          "FINISHES" means the following Hard Costs with respect to the
Facility: flooring, bathroom fixtures and accessories, decorative metals, decorative light fixtures and mill work, countertops, artwork, mirrors, water and other special effects, paint, ceiling finishes and wall coverings, all of which items are included in the line items set forth on EXHIBIT D-3 attached hereto.

          "FIRST MORTGAGE NOTE OBLIGATIONS" means any principal, interest, premium (if any), liquidated damages (if any), penalties, fees, indemnification, reimbursements, damages and other liabilities payable with respect to the First Mortgage Notes pursuant to the Indenture and any other obligations of the Issuer pursuant to the Indenture or the Collateral Documents.

          "GENERAL CONTRACTOR" means Roy Anderson Corp, a Mississippi corporation.

          "GMP CONTRACT" means that certain Owner-Contractor Agreement dated as of December 24, 2003 between Premier and the General Contractor, as amended by that certain First Amendment to Agreement between Owner and Contractor dated as of January 22, 2004.

          "GOVERNMENT SECURITIES" has the meaning ascribed thereto in the Indenture.

          "GOVERNMENTAL ACTION" means any resolution, ordinance, statute, regulation, order or decision regardless of how constituted having the force of law.

          "HARD COSTS" means the costs and expenses in respect of supplying goods, materials and labor for the construction of improvements relating to the Facility or other amounts payable pursuant to a Construction Contract, including, among other things, the Permitted Land-Based Project Costs.

          "INDENTURE" means the Indenture dated as of the date hereof, among the Issuer and the Trustee, relating to the First Mortgage Notes (as the same may be amended, modified or supplemented from time to time).

          "INDEPENDENT CONSTRUCTION CONSULTANT" means Professional Associates Construction Services, Inc. and its successors and replacements, as designated by the Trustee.

          "INDEPENDENT CONSTRUCTION CONSULTANT'S ENGAGEMENT AGREEMENT" means that certain Professional Services Agreement dated October 30, 2003 between the Independent Construction Consultant and the Issuer.

          "INITIAL DISBURSEMENTS CERTIFICATE" means the Officer's Certificate signed by Premier on behalf of the Issuer in the form attached hereto as EXHIBIT A.

          "INITIAL OPERATING DATE" has the meaning ascribed thereto in the Indenture.

          "INITIAL PROJECT BUDGET" means the itemized schedules setting forth on a line item basis all of the estimated Project Costs attached hereto as EXHIBIT I (except that the Initial Project Budget shall not include the Issuance Fees and Expenses).

          "INTERCREDITOR AGREEMENT" has the meaning ascribed thereto in the Indenture.

          "INTEREST PAYMENT DATE" has the meaning ascribed thereto in the Indenture.

          "ISSUANCE DATE" means the date of the Indenture.

          "ISSUANCE FEES AND EXPENSES" means fees and expenses (a) incurred by the Issuer or AA Capital Equity Fund, L.P. (one of its members), in connection with the raising of debt to finance the Facility that is evidenced by the First Mortgage Notes and the Junior Subordinated Note and (b) paid on or before the Issuance Date. The Issuance Fees and Expenses are identified on EXHIBIT 1 to the Issuer's Closing Certification as "Transaction Fees and Expenses."

          "ISSUER'S CLOSING CERTIFICATION" means an Officer's Certificate signed by Premier on behalf of the Issuer in the form attached hereto as EXHIBIT B-1.

          "ISSUING AGENT" means Balch & Bingham, LLP, in its capacity as issuing agent for the Title Company, together with any successor issuing agent designated from time to time by the Title Company in a written notice to the Disbursement Agent.

          "JUNIOR SUBORDINATED NOTE" means that certain $10,000,000 junior subordinated unsecured note evidencing the unsecured subordinated loans made by Rank to the Issuer under the Junior Subordinated Note Investment Agreement.

          "JUNIOR SUBORDINATED NOTE INVESTMENT AGREEMENT" means that certain Investment Agreement dated as of January 13, 2004, entered into among the Issuer and Rank.

          "KNOWLEDGE" of the Issuer, the Trustee, the Disbursement Agent, the Architect, the General Contractor or the Independent Construction Consultant, means the actual knowledge of any officer, director or management employee of such Person.

          "LIEN" has the meaning ascribed thereto in the Indenture.

          "MATERIAL CONSTRUCTION CONTRACT" means each Construction Contract identified by the Issuer to be material to the Facility (which the Issuer agrees shall include the GMP Contract and all other Construction Contracts with an individual contract amount in excess of $500,000).

          "MINIMUM FACILITIES" means, with respect to the Hard Rock Hotel & Casino Biloxi, a casino with at least 1,350 slot machines and 45 table games, a hotel with at least 275 hotel rooms, three restaurants with seating for at least 1,000 people (including, without limitation, a Hard Rock Cafe), three bars (including, without limitation, the rooftop bar), a 900 person capacity Hard Rock Live! branded entertainment venue and a parking structure for at least 1440 vehicles.

          "NEW YORK UCC" means the Uniform Commercial Code as the same may, from time to time, be in effect in the State of New York.

          "NOTEHOLDERS" means holders from time to time of the First Mortgage Notes.

          "OFFICER'S CERTIFICATE" means: (i) prior to the Initial Operating Date, a certificate of Premier signed by one officer of Premier who must be the principal executive officer, the principal financial officer, the treasurer or the principal accounting officer of Premier; and (ii) on or after the Initial Operating Date, a certificate of Premier signed by two officers of Premier, one of whom must be the principal executive officer, the principal financial officer, the treasurer or the principal accounting officer of Premier; PROVIDED, HOWEVER that if amounts are requested to be Disbursed to the PFC Payment Account, such certificate must also be signed by one officer of PFC whom must be the principal executive officer, the principal financial officer, the treasurer or the principal accounting officer of PFC.

          "OPERATING" has the meaning ascribed thereto in the Indenture.

          "OPERATING PERIOD" means the period commencing on the Initial Operating Date of the Facility and continuing until the date of termination of this Agreement under SECTION 8.

          "OPERATING DEADLINE" means December 31, 2005.

          "ORIGINAL CONSTRUCTION ALLOCATION" means: (a) the total amount of the Proceeds plus (b) the initial equity that is deposited into the Construction Disbursement Account pursuant to SECTION 4.1(b), LESS (w) the Initial Disbursements listed in Paragraphs (a) through (o) of the Initial Disbursements Certificate, (x) the difference of (i) the portion of the Proceeds that has been deposited into the Interest Reserve Account LESS (ii) the portion of such Proceeds that is transferred into the Construction Disbursement Account pursuant to SECTION 4.4(b), and (y) the

$1,031,900 deposited in the Tidelands Lease Account pursuant to SECTION 6.1, and
(z) to the extent not otherwise excluded from the definition of "Proceeds", the Issuance Fees and Expenses.

          "OTHER PROJECT COSTS" shall mean all Project Costs (other than the Permitted Land-Based Project Costs).

          "PERMITTED ENCUMBRANCES" means the exceptions set forth on EXHIBIT L and a standard A.L.T.A. exception for mechanics liens; provided that any mechanic's or materialman's lien that has actually been filed or recorded shall not constitute a Permitted Encumbrance.

          "PERMITTED AMOUNTS" means, without duplication, (a) uncompleted Punchlist Items with an aggregate Punchlist Completion Amount (as reasonably determined by the Independent Construction Consultant) of less than $800,000;
(b) Disputed Amounts with an aggregate value (as reasonably determined by the Independent Construction Consultant) of less than $2,000,000; and (c) the Retainage Amounts with an aggregate value (as reasonably determined by the Independent Construction Consultant) of less than $5,000,000.

          "PERMITTED LAND-BASED PROJECT COSTS" shall mean those Project Costs in the aggregate amount not to exceed $60,000,000 that constitute "Costs" (as such term is defined in the Bond Loan Agreement) permitted to be financed with the proceeds of the Bonds pursuant to the Bond Financing Documents.

          "PERMITTED LIENS" has the meaning ascribed thereto in the Indenture.

          "PERSON" has the meaning ascribed thereto in the Indenture.

          "PFC" means Premier Finance Biloxi Corp., a Delaware corporation.

          "PLANS" means all drawings, plans and specifications prepared by or on behalf of Premier, as amended or supplemented from time to time in accordance with this Agreement, and, if required, submitted to and approved by the appropriate regulatory authorities, which describe and show the Facility and the labor and materials necessary for the construction thereof.

          "PLEDGE AND SECURITY AGREEMENT" means that certain Pledge and Security Agreement dated as of the date hereof, among Premier, PFC and the Trustee, for the benefit of the Noteholders (as the same may be amended, modified or supplemented from time to time).

          "PRE-ISSUANCE EXPENSES" means, collectively, (a) any expenses paid by the Issuer or AA Capital Equity Fund, L.P. (one of its members), in connection with the Facility prior to the Issuance Date, and (b) to the extent not included within clause (a), any expenses paid pursuant to Paragraphs (a) through (o) of the Initial Disbursements Certificate.

          "PRELIMINARY PLANS" means, with respect to any particular work or improvement, the Plans for such work or improvement, if any, that are described on EXHIBIT 4 to the Issuer's Closing Certification.

          "PRE-OPENING EXPENSES" means expenses of the Issuer related to the preparation of the Facility for opening and operation (other than expenses directly related to the construction of the Facility) to be incurred prior to the Initial Operating Date as set forth in the Project Budget, excluding, however, (i) any Debt Financing Costs and (ii) any Pre-Issuance Expenses (except Pre-Opening Expenses may include
$804,039 of Pre-Issuance Expenses).

          "PROJECT BUDGET" means the Initial Project Budget as the Initial Project Budget may be amended from time to time in accordance with this Agreement.

          "PROJECT COST SCHEDULE" means an itemized schedule in the form attached as SCHEDULE 1 to EXHIBIT D-2 hereto.

          "PROJECT COSTS" means the costs to be incurred in connection with the acquisition, financing, design, development, construction, equipping and opening of the Facility, including all Construction Expenses, Debt Financing Costs and Pre-Opening Expenses.

          "PUNCHLIST COMPLETION AMOUNT" means, from time to time from and after the Initial Operating Date, the estimated cost to complete all remaining Punchlist Items if the owner of the Facility were to engage independent, reputable and appropriately experienced and licensed contractor(s) to complete such work and no other work (certified by the Issuer and the Independent Construction Consultant with respect to each Disbursement from and after the Initial Operating Date in their respective certificates in the form of EXHIBIT C-1 and EXHIBIT 2 TO EXHIBIT C-1).

          "PUNCHLIST ITEMS" means minor or insubstantial details of construction or mechanical adjustment, the non-completion of which, when all such items are taken together, will not interfere in any material respect with the use or occupancy of the Facility for its intended purposes or the ability of the owner or lessee, as applicable, of any portion of the Facility (or any tenant thereof) to perform work that is necessary or desirable to prepare such portion of the Facility for such use or occupancy; PROVIDED that, in all events, "Punchlist Items" shall include (to the extent not already completed), without limitation, the items set forth in the punchlist to be delivered by the General Contractor in connection with "Substantial Completion" under the GMP Contract and all items that are listed on the "punchlists" furnished by the Harrison County Building Department, the Mississippi Department of Transportation or the Harrison County Department of Public Works in connection with, or after, the issuance of the temporary certificate of occupancy as those that must be completed in order for the Harrison County Building Department to issue a permanent certificate of occupancy for the Facility.

          "REALIZED SAVINGS" means, with respect to any line item in the Project Budget, the excess of the Remaining Budgeted Amount for such line item over the amount of funds expended or to be expended by the Issuer after the Issuance Date to complete the tasks set forth in such line item and for the materials and services used to complete such tasks; PROVIDED, HOWEVER, that Realized Savings for any line item shall be deemed to be zero unless and until the Issuer has delivered an executed Project Budget Amendment Certificate (together with all exhibits thereto) which includes such Realized Savings; PROVIDED, FURTHER, that no Realized Savings shall be obtainable with respect to the "working capital and machine loads" or "contingency" line items under the Project Budget; PROVIDED, STILL FURTHER, that the Realized Savings for the "GMP Contract" line item shall be deemed to be zero until all work or improvements contemplated by such line item are not subject to any allowances under the GMP

Contract and Final Plans have been completed with respect to such work or improvements as evidenced by a Final Plans Amendment Certificate delivered in accordance with SECTION 5.6.

          "REGISTRATION RIGHTS AGREEMENT" has the meaning ascribed thereto in the Indenture.

          "REMAINING BUDGETED AMOUNT" for any line item on the Project Budget means the Total Budgeted Amount for such line item in the Project Budget less the amount of Pre-Issuance Expenses with respect to such line item.

          "REMAINING COSTS" means, at any given time, the amount of Construction Expenses (including Retainage Amounts) and Pre-Opening Expenses set forth in the Project Budget that remain unpaid at such time (including amounts that have not yet accrued at such time).

          "RETAINAGE AMOUNTS" means, at any given time, amounts that have accrued and are owing under the terms of a Construction Contract for work or services to the Issuer already provided but which at such time (in accordance with the terms of the Construction Contract) are being withheld from payment to the Contractor thereunder until certain subsequent events (e.g., completion benchmarks) have been achieved.

          "SECURITIES ACCOUNTS" means the Construction Period Accounts and the Tidelands Lease Account, each as defined in SECTION 2.2.

          "SERIES 2004 NOTE" shall have the meaning assigned to the term "Series 2004 Note" in the Bond Indenture.

          "SHIP MORTGAGE" means that certain First Preferred Ship Mortgage dated as of the date hereof, between Premier and the Trustee.

          "SOFT COSTS" means all costs and expenses (other than Hard Costs) set forth in the Project Budget, including, without limitation, Pre-Opening Expenses.

          "TIDELANDS LEASE" means that certain Public Trust Tidelands Lease dated as of October 27, 2003 between Premier and the Secretary of State, with the approval of the Governor, for and on behalf of the State of Mississippi.

          "TIDELANDS LEASE REQUIRED PAYMENT AMOUNT" means, as of any time of calculation, the total amount of money (including rent) that Premier reasonably anticipates will be due and owing to the State of Mississippi under the Tidelands Lease during the 60 days immediately following the date of calculation.

          "TIDELANDS LEASE SHORTAGE AMOUNT" means, as of any time of calculation, the excess of the Tidelands Lease Required Payment Amount over the balance then on deposit in the Tidelands Lease Account.

          "TITLE INSURER" means First American Title Insurance Company.

          "TOTAL BUDGETED AMOUNT" with respect to any line item in the Project Budget at any given time means the total amount budgeted for such line item in the Project Budget at such time.

          "TRANSACTION DOCUMENTS" means each of this Agreement, the Indenture, the First Mortgage Notes, the Registration Rights Agreement, the Junior Subordinated Note Investment Agreement, the Pledge and Security Agreement, the Deeds of Trust, each other Collateral Document, the Construction Contracts, the Bond Financing Documents, the Hard Rock Cafe Lease, the Hard Rock License Agreement, the Hard Rock Memorabilia Lease, the Hard Rock Retail Store Lease, the Tidelands Lease, and the City of Biloxi Lease (each as defined in the Indenture).

          "TRUSTEE'S CLOSING CERTIFICATE" means a closing certificate from the Trustee in the form of EXHIBIT B-2 attached hereto.

          "TRUSTEE'S TITLE POLICIES" means: (i) the policy of title insurance with respect to the real property issued by the Title Insurer as of the Issuance Date as provided in SECTION 4.25 of the Indenture; and (ii) from and after the date the Ship Mortgage is required under SECTION 4.24 of the Indenture, the policy of title insurance with respect to the Ship Mortgage to be issued by the Title Insurer as provided in SECTION 4.24 of the Indenture.

          "UCC" means: (a) with respect to the creation and attachment of any security interest, the New York UCC and (b) with respect to the perfection, the effect of perfection or non-perfection and priority of the security interest, the Uniform Commercial Code of the jurisdiction specified by the mandatory choice of law rules set forth in the New York UCC.

          1.2 INDEX OF ADDITIONAL DEFINED TERMS. In addition, the terms listed in the left column below shall have the respective meanings assigned to such terms in the Section of this Agreement listed opposite such terms in the right column below:

          DEFINED TERM                                                                SECTION
          ------------                                                                -------
          ADDITIONAL CONSTRUCTION CONTRACT CERTIFICATE....................................5.3
          ADDITIONAL NOTES......................................................E of Recitals
          ADVANCE CONSTRUCTION DISBURSEMENT REQUEST.......................................4.3
          AGREEMENT..............................................................Introduction
          APPLICABLE COURTS.............................................................13.12
          AVAILABLE CONSTRUCTION FUNDS CERTIFICATE........................................5.4
          BOND FINANCING........................................................F of Recitals
          BONDS.................................................................F of Recitals
          CONSTRUCTION CONTRACT AMENDMENT CERTIFICATE.....................................5.2
          CONSTRUCTION DISBURSEMENT ACCOUNT.............................................2.2.1
          CONSTRUCTION DISBURSEMENT REQUEST .........................................4.2.1(a)
          CONSTRUCTION PERIOD ACCOUNTS..................................................2.2.1
          DISBURSEMENT AGENT.....................................................Introduction
          DISBURSEMENT REQUEST..........................................................4.2.1
          ENTITLEMENT ORDER...............................................................2.4
          EXPECTED INTEREST RESERVE INCOME AMOUNT......................................4.4(b)

          FACILITY..............................................................A of Recitals
          FF&E AGENT............................................................D of Recitals
          FINANCIAL ASSETS................................................................2.4
          FIRST MORTGAGE NOTES..................................................B of Recitals
          IDB ACT...............................................................F of Recitals
          INDENTURE.............................................................A of Recitals
          INDEPENDENT CONSTRUCTION CONSULTANT....................................Introduction
          INITIAL DISBURSEMENTS...........................................................4.1
          INITIAL DISBURSEMENTS CERTIFICATE ..............................................4.1
          INITIAL INTEREST RESERVE ACCOUNT TARGET......................................4.4(b)
          INTEREST RESERVE ACCOUNT......................................................2.2.1
          INTEREST RESERVE INCOME REQUIREMENT..........................................4.4(b)
          ISSUER.................................................................Introduction
          ISSUER'S PAYMENT ACCOUNT......................................................2.2.2
          ISSUER'S PAYMENT ACCOUNT ORDER..................................................2.5
          LOSS PROCEEDS..................................................................5.10
          MATERIAL CONSTRUCTION CONTRACT AMENDMENT........................................5.2
          MBFC..................................................................F of Recitals
          OBLIGATIONS.....................................................................2.3
          OUTSTANDING RELEASES............................................................4.3
          PFC....................................................................Introduction
          PFC PAYMENT ACCOUNT...........................................................2.2.4
          PFC PAYMENT ACCOUNT ORDER.......................................................2.6
          PRE-OPENING DISBURSEMENT REQUEST..............................................4.2.1
          PREMIER................................................................Introduction
          PROCEEDS..............................................................H of Recitals
          PROJECT BUDGET AMENDMENT CERTIFICATE..........................................5.1.3
          PROJECT COST SCHEDULE CERTIFICATE...............................................5.5
          RANK..................................................................C of Recitals
          RESERVED AMOUNT.................................................................4.6
          SITE..................................................................B of Recitals
          SECURITY ENTITLEMENTS ..........................................................2.4
          TIDELANDS LEASE ACCOUNT.......................................................2.2.3
          TIDELANDS LEASE CERTIFICATE..................................................6.1(a)
          TRUSTEE................................................................Introduction
          UNINCORPORATED MATERIALS...................................................4.2.2(e)
          UPDATE ENDORSEMENT.........................................................4.2.2(d)

    2. APPOINTMENT OF DISBURSEMENT AGENT; ESTABLISHMENT OF SECURITIES ACCOUNTS; RELATED PROVISIONS.

          2.1 APPOINTMENT OF THE DISBURSEMENT AGENT. The Disbursement Agent is hereby appointed by the Issuer and the Trustee as disbursement agent hereunder, and the Disbursement Agent hereby agrees to act as such and to accept all cash, payments, other amounts and Cash Equivalents to be delivered to or held by the Disbursement Agent pursuant to the terms of this Agreement. The Disbursement Agent shall hold and safeguard the Securities Accounts , the Issuer's Payment Account and the PFC Payment Account (and the cash, instruments and securities on deposit therein) during the term of this Agreement and shall treat the Securities Accounts, the Issuer's Payment Account, and the PFC Payment Account and the cash, instruments, and securities in the Securities Account, the Issuer's Payment Account and the PFC Payment Account, as funds, instruments and securities pledged by Premier to the Trustee for the ratable benefit of the Noteholders to be held in accordance with the provisions hereof.

          2.2    ESTABLISHMENT OF ACCOUNTS.

                 2.2.1 ESTABLISHMENT OF CONSTRUCTION PERIOD ACCOUNTS. The Disbursement Agent hereby establishes at its offices located at 60 Livingston Avenue, St. Paul, MN 55107-2292, the following accounts, each of which shall be maintained as special, segregated securities account at all times until such accounts are closed as set forth in SECTION 4.7, unless earlier termination is otherwise provided for herein:

ACCOUNT:                                                        ACCOUNT NUMBER:
Construction Disbursement Account                               744829001

Interest Reserve Account                                        744829002

The terms set forth in the left column above, as used in this Agreement, shall be deemed to refer to the accounts having the account numbers listed in the right column above or any substitute account selected in accordance with the terms of this Agreement. The Construction Disbursement Account and the Interest Reserve Account are sometimes referred to collectively herein as the "CONSTRUCTION PERIOD ACCOUNTS."

                 2.2.2 ESTABLISHMENT OF ISSUER'S PAYMENT ACCOUNT. The Disbursement Agent hereby establishes at its offices located at 60 Livingston Avenue, St. Paul, MN 55107-2292, the following special, segregated and irrevocable collateral account for deposits and checking which shall be maintained at all times until the termination of this Agreement, unless earlier termination is otherwise provided for herein:

ACCOUNT:                                                        ACCOUNT NUMBER:
Issuer's Payment Account                                        744829003

The term set forth in the left column above, as used in this Agreement, shall be deemed to refer to the account having the account number listed in the right column above or any substitute account selected in accordance with the terms of this Agreement.

                 2.2.3 ESTABLISHMENT OF TIDELAND'S LEASE ACCOUNT. The Disbursement Agent hereby establishes at its offices located at 60 Livingston Avenue, St. Paul, MN 55107-2292, the following special, segregated and irrevocable securities account which shall be maintained at all times until the termination of this Agreement, unless earlier termination is otherwise provided for herein:

ACCOUNT:                                                        ACCOUNT NUMBER:
Tidelands Lease Account                                         744829005

The term set forth in the left column above, as used in this Agreement, shall be deemed to refer to the account having the account number listed in the right column above or any substitute account selected in accordance with the terms of this Agreement.

                 2.2.4 ESTABLISHMENT OF PFC PAYMENT ACCOUNT. The Disbursement Agent hereby establishes at its offices located at 60 Livingston Avenue, St. Paul, MN 55107-2292, the following special, segregated and irrevocable collateral account for deposits and checking with PFC as the account holder, which shall be maintained at all times until the termination of this Agreement, unless earlier termination is otherwise provided for herein:

ACCOUNT:                                                        ACCOUNT NUMBER:
PFC Payment Account                                             744829004

The term set forth in the left column above, as used in this Agreement, shall be deemed to refer to the account having the account number listed in the right column above or any substitute account selected in accordance with the terms of this Agreement.

          2.3 ACKNOWLEDGEMENT OF SECURITY INTEREST; CONTROL. Pursuant to the Pledge and Security Agreement, in order to secure the payment and performance of all covenants, agreements and payment and other obligations of the Issuer under the Indenture and the Collateral Documents (the "OBLIGATIONS"), the Issuer has pledged to and created in favor of the Trustee a security interest in and to, the Securities Accounts, the Issuer's Payment Account, the PFC Payment Account, all cash, Cash Equivalents, instruments, investments, securities entitlements and other securities at any time on deposit in the Securities Accounts, the Issuer's Payment Account, and the PFC Payment Account, and all proceeds of any of the foregoing. All moneys, Cash Equivalents, instruments, investments and securities at any time on deposit in any of the Securities Accounts, the Issuer's Payment Account, or the PFC Payment Account shall constitute collateral security for the payment and performance by the Issuer of its obligations and shall at all times be subject to the control of the Trustee, and shall be held in the custody of the Disbursement Agent in trust for the purposes of, and on the terms set forth in, this Agreement.

          2.4 CONTROL OF SECURITIES ACCOUNTS. The Disbursement Agent hereby agrees and confirms that it has established the Securities Accounts as set forth and defined in this Agreement. The Disbursement Agent and the Issuer agree that
(a) the Disbursement Agent is acting as a "securities intermediary" (within the meaning of SECTION 8-102(14) of the UCC) with respect to the Securities Accounts and the "financial assets" (within the meaning of SECTION 8-102(a)(9) of the UCC, the "FINANCIAL ASSETS") credited to the Securities Accounts; (b) each such Securities Account established by the Disbursement Agent is and will be maintained as a "securities account" (within the meaning of SECTION 8-501 of the UCC); (c) the Issuer is an "entitlement holder" (within the meaning of SECTION 8-102(a)(7) of the UCC) in respect of the Financial Assets credited to such Securities Accounts and with respect to such Securities Accounts and the Disbursement Agent shall so note in its records pertaining to such Financial Assets and Securities Accounts; and (d) all Financial Assets in registered form or payable to or to the order of and credited to any such Securities Account shall be registered in the name of, payable to or to the order of, or specially endorsed to, the Disbursement Agent, or in blank, or credited to another securities account maintained in the name of the Disbursement Agent, as applicable, and in no case will any Financial Asset credited to any such Securities Account be registered in the name of, payable to or to the order of, or endorsed to, the Issuer except to the extent the foregoing have been subsequently endorsed by the Issuer to the Disbursement Agent or in blank. Each item of property (including a security, security entitlement, investment property, instrument or obligation, share, participation, interest or other property whatsoever) credited to any Securities Account shall be treated as a Financial Asset. Until this Agreement terminates in accordance with the terms hereof, the Trustee shall have "control" (within the meaning of SECTION 8-106(d)(2) of the UCC) of the Issuer's "security entitlements" (within the meaning of SECTION 8-102(a)(17) of the UCC, "SECURITY ENTITLEMENTS") with respect to the Securities Accounts and the Financial Assets credited to the Securities Accounts. All property delivered to the Disbursement Agent by or on behalf of the Issuer pursuant to this Agreement will be promptly credited to the Securities Accounts and shall be treated as Financial Assets. If at any time the Disbursement Agent shall receive from the Trustee any "entitlement order" (within the meaning of SECTION 8-102(8) of the UCC, an "ENTITLEMENT ORDER") relating to the Securities Accounts or Financial Assets credited to the Securities Accounts, the Disbursement Agent shall comply with such Entitlement Order without further consent by the Issuer or any other Person. In the event that the Disbursement Agent receives conflicting Entitlement Orders relating to the Securities Accounts or Financial Assets credited to the Securities Accounts from the Trustee and any other Person (including, without limitation, the Issuer), the Disbursement Agent shall comply with the Entitlement Orders originated by the Trustee. Each of the Issuer and the Disbursement Agent agrees that it has not and will not execute and deliver, or otherwise become bound by, any agreement under which it agrees with any Person other than the Trustee (and, to the extent provided herein, the Issuer) to comply with Entitlement Orders originated by such Person relating to the Securities Accounts or Financial Assets credited to the Securities Accounts. Except for the claims and interests of the Trustee and the Issuer in the Securities Accounts and the Financial Assets credited to the Securities Accounts, neither the Disbursement Agent nor the Issuer has Knowledge of any claim to, or interest in, any Securities Account or Financial Assets credited to the Securities Accounts. If the Disbursement Agent or the Issuer obtains Knowledge that any Person has asserted a lien, encumbrance or adverse claim against any of the Securities Accounts or Financial Assets credited to the Securities Accounts, such party will promptly notify the Trustee thereof. In the event that the Disbursement Agent has or subsequently obtains by agreement, operation of law or otherwise a lien or security interest in any Securities Account, any Security Entitlement carried therein or credited thereto or any Financial Asset that is the subject of any such Security Entitlement, the Disbursement Agent agrees that such lien or security interest shall be subordinate to the lien and security interest of the Trustee. The Financial Assets standing to the credit of the Securities Accounts will not be subject to deduction, set-off, banker's lien or any other right, and the Disbursement Agent shall not grant, permit or consent to any other right or interest in such Financial Assets, in favor of any Person (including the Disbursement Agent) other than the Trustee. Regardless of any provision in any other agreement, for purposes of the UCC, the State of New York shall be deemed to be the Disbursement Agent's jurisdiction (within the meaning of SECTION 8-110 of the UCC). The Securities Accounts shall be governed by the laws of the State of New York except as specified in SECTION 13.12.

          2.5 CONTROL OF ISSUER'S PAYMENT ACCOUNT. The Disbursement Agent hereby agrees and confirms that it has established the Issuer's Payment Account as set forth and defined

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

in this Agreement. For so long as this Agreement remains in effect, the Disbursement Agent waives its rights of chargeback, setoff (including such right of setoff as set forth in SECTION 9-340 of the UCC) and/or banker's lien against the Issuer's Payment Account. Until this Agreement terminates in accordance with the terms hereof, the Trustee shall have "control" (within the meaning of SECTION 9-104 of the UCC) of the Issuer's Payment Account. If at any time the Disbursement Agent shall receive from the Trustee any instruction directing disposition of any funds in the Issuer's Payment Account (a "ISSUER'S PAYMENT ACCOUNT ORDER"), the Disbursement Agent shall comply with such Issuer's Payment Account Order without further consent by the Issuer or any other Person. In the event that the Disbursement Agent receives conflicting Issuer's Payment Account Orders relating to the Issuer's Payment Account, the Disbursement Agent shall comply with the Issuer's Payment Account Orders originated by the Trustee. Each of the Issuer and the Disbursement Agent agrees that it has not and will not execute and deliver, or otherwise become bound by, any agreement under which it agrees with any Person other than the Trustee to comply with Issuer's Payment Account Orders originated by such Person relating to the Issuer's Payment Account. If the Disbursement Agent or the Issuer obtains Knowledge that any Person has asserted a lien, encumbrance or adverse claim against the Issuer's Payment Account, such party will promptly notify the Trustee thereof. In the event that the Disbursement Agent has or subsequently obtains by agreement, operation of law or otherwise a lien or security interest in the Issuer's Payment Account, the Disbursement Agent agrees that such lien or security interest shall be subordinate to the lien and security interest of the Trustee. Regardless of any provision in any other agreement, for purposes of the UCC, the State of New York shall be deemed to be the Disbursement Agent's jurisdiction (within the meaning of SECTION 9-304 of the UCC). The Issuer's Payment Account shall be governed by the laws of the State of New York except as specified in
SECTION 13.12.

          2.6 CONTROL OF PFC PAYMENT ACCOUNT. The Disbursement Agent hereby agrees and confirms that it has established the PFC Payment Account as set forth and defined in this Agreement. For so long as this Agreement remains in effect, the Disbursement Agent waives its rights of chargeback, setoff (including such right of setoff as set forth in SECTION 9-340 of the UCC) and/or banker's lien against the PFC Payment Account. Until this Agreement terminates in accordance with the terms hereof, the Trustee shall have "control" (within the meaning of SECTION 9-104 of the UCC) of the PFC Payment Account. If at any time the Disbursement Agent shall receive from the Trustee any instruction directing disposition of any funds in the PFC Payment Account (a "PFC PAYMENT ACCOUNT ORDER"), the Disbursement Agent shall comply with such PFC Payment Account Order without further consent by PFC or any other Person. In the event that the Disbursement Agent receives conflicting PFC Payment Account Orders relating to the PFC Payment Account, the Disbursement Agent shall comply with the PFC Payment Account Orders originated by the Trustee. Each of PFC and the Disbursement Agent agrees that it has not and will not execute and deliver, or otherwise become bound by, any agreement under which it agrees with any Person other than the Trustee to comply with PFC Payment Account Orders originated by such Person relating to the PFC Payment Account. If the Disbursement Agent or PFC obtains Knowledge that any Person has asserted a lien, encumbrance or adverse claim against the PFC Payment Account, such party will promptly notify the Trustee thereof. In the event that the Disbursement Agent has or subsequently obtains by agreement, operation of law or otherwise a lien or security interest in the PFC Payment Account, the Disbursement Agent agrees that such lien or security interest shall be subordinate to the lien and security interest of the Trustee. Regardless of any provision in any other agreement, for purposes of the UCC, the State of New York shall be deemed to be the Disbursement Agent's jurisdiction (within the meaning of SECTION 9-304 of the UCC). The PFC Payment Account shall be governed by the laws of the State of New York except as specified in SECTION 13.12.

          2.7 THE ISSUER'S RIGHTS. The Issuer shall not have any rights or powers with respect to any amounts in the Securities Accounts, the Issuer's Payment Account, or the PFC Payment Account or any part thereof except (a) as provided in SECTION 2.8 and (b) the right to have such amounts applied in accordance with the provisions hereof.

          2.8    CASH EQUIVALENTS. Subject to the last sentence of this
SECTION 2.8, the Disbursement Agent shall invest any money held in any Securities Account other than in the Interest Reserve Account, in such Cash Equivalents, and in the case of the Interest Reserve Account, in such Government Securities, in each case, as directed in writing by the Issuer from time to time. In the event that the Disbursement Agent has not received any such written directions, the Disbursement Agent shall be under no obligation to invest any such money. Any income or gain realized as a result of any such investment shall be held as part of the applicable Securities Account and reinvested as provided in this Agreement until released in compliance with the terms of this Agreement. Any income tax payable on account of any such income or gain shall be paid by the Issuer. The Disbursement Agent shall have no liability for any loss resulting from any such investment other than solely by reason of its willful misconduct or gross negligence or bad faith or from failure to exercise such care in the custody of any such investments as it does for accounts held by other customers or in the custody of its own investments. Any such investment may be sold (without regard to maturity date) by the Disbursement Agent as directed in writing by the Issuer to make any distribution required by this Agreement. In addition, if an Event of Default exists, the Disbursement Agent shall liquidate and sell any investment if so directed in writing by the Trustee, and shall invest any money held in any Securities Account only as directed by the Trustee. The Issuer shall direct the Disbursement Agent to invest any money held in the Interest Reserve Account only in such Permitted Investments, as defined in, and in accordance with, the Indenture, that will mature approximately on, but not later than, any of the first four Interest Payment Dates, and with respect to each such Interest Payment Date, that will mature in such amounts as will be sufficient to pay the interest that is due on the First Mortgage Notes on such Interest Payment Date.

          2.9 REMEDIES. Notwithstanding any other provision of this Agreement, in addition to the rights provided hereunder and at law or in equity and to any rights and remedies provided in the Collateral Documents, upon an Event of Default and for so long as such Event of Default exists, the Disbursement Agent shall disburse funds from the Securities Accounts only as directed by the Trustee, and the Trustee may exercise any or all of the following remedies, successively or concurrently and in such order as the Trustee elects:

                 (a) The Trustee may deliver some or all of the notices contemplated by SECTIONS 2.4, 2.5, 2.6, and 2.8.

                 (b) Any cash that is Collateral held by the Disbursement Agent and all cash proceeds received by the Disbursement Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied (after payment of any and all amounts payable to the Disbursement Agent pursuant to the Collateral Documents) against the Obligations for the benefit of the Trustee. Any surplus of such cash or cash proceeds held by the Disbursement Agent and remaining after payment in full of all the Obligations shall be paid over to the Issuer or to whomsoever may be lawfully entitled to receive such surplus or as a court of competent jurisdiction may direct.

                 (c) The Issuer hereby irrevocably appoints the Trustee as its attorney-in-fact effective upon and during the existence of an Event of Default with full power of substitution to do any act which the Issuer is obligated hereby to do, to exercise such rights as the Issuer might exercise with respect to the Collateral and to execute and file in the Issuer's name any financing statements and amendments thereto required or advisable to protect the Trustee's rights or security interest hereunder and under any other Collateral Documents. Such appointment and power of attorney shall be irrevocable and coupled with an interest. The Trustee shall exercise all remedies under this
SECTION 2.9 in accordance with the terms of the Indenture.

          2.10 WAIVER OF SET-OFF RIGHTS. The Disbursement Agent hereby acknowledges the Trustee's security interests as set forth above and under any other Collateral Documents and waives any security interest or other lien in the Collateral and further waives any right to set-off the Collateral now or in the future against any indebtedness of the Issuer. The waivers set forth in this
SECTION 2.10 are of rights which may exist now or hereafter in favor of the Disbursement Agent in its individual capacity, and not of any such rights which may exist now or hereafter in favor of the Disbursement Agent in its capacity as Disbursement Agent for the Trustee. Nothing in this SECTION 2.10 shall be construed as waiving, limiting or diminishing any rights of the Trustee vis-a-vis the Issuer.

          2.11 COOPERATION. The Disbursement Agent is hereby directed to cooperate with the Trustee in the exercise of its rights in the Collateral provided for herein. The Trustee may take all necessary action to preserve and protect the security interests created hereby and by the other Collateral Documents as a lien and encumbrance upon such Collateral and, upon demand, the Issuer and the Disbursement Agent will execute and deliver to the Trustee such instruments and documents as the Trustee may reasonably deem necessary or advisable to confirm or perfect the rights of the Trustee under this Agreement and the Trustee's interest in the Collateral.

          2.12 FUNDING MECHANICS FOR FF&E COSTS. The parties hereto acknowledge that funds for the costs of acquisition and installation of the Additional Funding FF&E will be made available to the Issuer through the FF&E Financing or through the issuance of Additional Notes. Advances of funds under the FF&E Financing, if any, will not be made pursuant to this Agreement but, instead, will be made pursuant to separate agreements entered into between the Issuer and the providers of FF&E Financing. In order to account for such FF&E Financing for purposes of tracking the progress and status of the Facility hereunder, including the amount of Available Construction Funds from time to time, (i) the Issuer has represented that the Project Budget, Construction Schedule and Plans include and reflect the work to be performed in connection with the Additional Funding FF&E, (ii) the Disbursement Requests to be submitted by the Issuer hereunder require the Issuer to, among other things, certify as to the Project Costs incurred and work from time to time performed in connection with the Additional Funding FF&E and the amounts drawn and amounts available to be drawn under the FF&E Financing, and (iii) the Independent Construction Consultant will confirm the Issuer's certifications and representations to the extent set forth in the certificates to be submitted by the Independent Construction Consultant hereunder from time to time unless the Independent Construction

Consultant has a good faith basis, in its professional judgment, for withholding its confirmation. Upon request by the Disbursement Agent or the Independent Construction Consultant, the Issuer shall cause the providers of such FF&E Financing to confirm the amounts drawn and the amounts available to be drawn under such FF&E Financing (including interest or fees due and payable thereunder). The Issuer shall cause the proceeds of any Additional Notes issued before the Initial Operating Date to be deposited into the Construction Disbursement Account and such proceeds will be advanced pursuant to this Agreement.

          2.13 FUNDING MECHANICS FOR BOND FINANCING. The parties hereto acknowledge that funds for the costs of acquisition, construction and installation of certain land-based improvements and equipment will be disbursed pursuant to both this Agreement and the Bond Financing Documents.

                 (a) Construction Disbursement Requests submitted by the Issuer may from time to time: (i) include as an attachment a copy of a completed Bond Requisition (substantially in the form of Exhibit D to the Bond Loan Agreement) signed by Premier and request that amounts be Disbursed from the Construction Disbursement Account to the PFC Payment Account in an amount equal to the total Permitted Land-Based Project Costs shown on the attached copy of the completed Bond Requisition or (ii) request that amounts be Disbursed from the Construction Disbursement Account to the PFC Payment Account to fund or replenish the Company's Direct Payment Account in accordance with the terms hereof.

                 (b) All amounts transferred from the Construction Disbursement Account to the PFC Payment Account upon satisfaction of the conditions precedent to Disbursements set forth in this Agreement shall be deemed to be an equity contribution by Premier to PFC.

                 (c) In each such Construction Disbursement Request which includes a request that amounts be Disbursed to the PFC Payment Account, PFC will also:

                         (i)    confirm that the conditions precedent set forth
in SECTION 8 of the Bond Purchase Agreement have been satisfied or waived; and

                         (ii)   (1) in the case of clause (a)(i), instruct the
Disbursement Agent to immediately transfer such funds from the PFC Payment Account to the Bond Trustee's Construction Disbursement Account to effect the purchase of the Bonds and (2) in the case of clause (a)(ii), instruct the Disbursement Agent to immediately transfer such funds from the PFC Payment Account to the Company's Direct Disbursement Account to effect the purchase of the Bonds. The Independent Construction Consultant shall review each such Construction Disbursement Request (including those Project Costs separately identified on the copy of the Bond Requisition submitted therewith) as part of the conditions precedent to Disbursements in accordance with the requirements of this Agreement. The Disbursement Agent's transfer of funds from the Construction Disbursement Account to the PFC Payment Account and thereafter to the Bond Trustee's Construction Disbursement Account or the Company's Direct Disbursement Account, as instructed in such Construction Disbursement Request, shall make funds available from time to time for PFC to purchase the Bonds and for loans to be made to Premier to pay Permitted Land-Based Project Costs in accordance with the Bond Financing Documents and SECTION 5.9 hereof.

    3. CERTAIN RESPONSIBILITIES OF DISBURSEMENT AGENT AND INDEPENDENT CONSTRUCTION CONSULTANT.

          3.1 DISBURSEMENTS FROM THE ACCOUNTS. Prior to making a Disbursement, the Disbursement Agent shall telephone or email the Issuing Agent for the Title Insurer on the requested disbursement date to confirm that the Title Insurer is prepared to issue the Update Endorsement if an Update Endorsement is required under SECTIONS 4.2.2(d), 4.6.1(a)(iii), 4.6.2(b) OR 4.7
(d), as applicable. The Disbursement Agent shall disburse funds from the Securities Accounts, and the PFC Payment Account only upon satisfaction of the applicable conditions to disbursement set forth herein. Upon satisfaction of the applicable conditions to disbursement set forth herein, the Disbursement Agent shall disburse funds from the applicable Securities Account and the PFC Payment Account as specified in the applicable disbursement request or certificate.

          3.2 TRANSFER OF FUNDS AT DIRECTION OF TRUSTEE. Notwithstanding anything to the contrary in this Agreement, from and after the date the Disbursement Agent receives written notice from the Trustee or the Issuer that an Event of Default (as defined in the Indenture) exists until such time as the Disbursement Agent receives written notice from the Trustee that such Event of Default no longer exists, the Disbursement Agent shall only withdraw or transfer amounts in any Securities Account and the PFC Payment Account at the direction of the Trustee.

          3.3    PAYMENT OF COMPENSATION.

                 3.3.1 COMPENSATION. On the first Business Day of each year during the Construction Period (except for the initial payment, which shall be disbursed as set forth in SECTION 4.1 below), the Disbursement Agent shall disburse $6,000.00 from the Construction Disbursement Account to U.S. Bank National Association, which amount shall constitute compensation for services to be performed by it in its capacity as Disbursement Agent, Trustee and Bond Trustee during such year. On the first Business Day of each year during the Operating Period, the Issuer shall pay $6,000.00 to U.S. Bank National Association, which amount shall constitute compensation for services to be performed by Disbursement Agent, Trustee and Bond Trustee under the Transaction Documents during such year.

                 3.3.2 INDEPENDENT CONSTRUCTION CONSULTANT'S COMPENSATION. The Independent Construction Consultant shall deliver to the Disbursement Agent, on or prior to the last Business Day of each month during the Construction Period, an invoice setting forth the amounts owed to it as compensation for its services during such month and reasonable documentation of its out-of-pocket expenses incurred in connection with such services as provided in the Independent Construction Consultant's Engagement Agreement. On the first Business Day of each month during the Construction Period (except for the initial payment, which shall be disbursed as set forth below), the Disbursement Agent shall disburse funds to the Independent Construction Consultant from the Construction Disbursement Account as compensation for services performed by the Independent Construction Consultant during the previous month, as set forth on such invoice (which amount shall not exceed a total of $20,000 during any calendar quarter), plus the total amount of all out-of-pocket expenses of the Independent Construction Consultant incurred in connection with the performance of its duties hereunder during such month, unless the Trustee or Premier notifies the Disbursement Agent and the Independent Construction Consultant that the Independent Construction Consultant is in default. Until such time as the Trustee provides written notice to the contrary to the

Disbursement Agent and the Independent Construction Consultant in accordance with the terms hereof, all amounts payable to the Independent Construction Consultant shall be applied to the "working capital and machine loads" line item in the Project Budget.

                 3.3.3   PROCEDURE. The payments contemplated by this
SECTION 3.3 shall be made without the requirement of obtaining any further consent or action on the part of the Issuer with respect to such payments. Disbursements for each subsequent calendar month shall be made on the first day of each such subsequent calendar month. The final payments pursuant to this
SECTION 3.3 shall also be prorated if for a partial month.

          3.4    PERIODIC REVIEW.

                 3.4.1 REVIEW BY DISBURSEMENT AGENT. The Disbursement Agent shall exercise commercially reasonable efforts and utilize commercially prudent practices in the performance of its duties hereunder consistent with those of similar institutions holding similar collateral and disbursing similar disbursement control funds. Commencing upon execution and delivery hereof, the Disbursement Agent shall have the right, but shall have no obligation, to meet periodically at reasonable times upon reasonable advance notice with representatives of the Trustee, the Issuer, the Independent Construction Consultant and such other employees, consultants or agents as the Disbursement Agent shall reasonably request to be present for such meetings. In addition, the Disbursement Agent shall have the right, but shall have no obligation, at reasonable times during customary business hours and at reasonable intervals upon prior notice to review, to the extent it deems reasonably necessary or appropriate to permit it to perform its duties hereunder, all information (including Construction Contracts) supporting any Disbursement Request and any certificates in support of any of the foregoing. The Disbursement Agent shall be entitled to examine, copy and make extracts of the books, records, accounting data and other documents of the Issuer which are reasonably necessary or appropriate to permit it to perform its duties hereunder, including, without limitation, bills of sale, statements, receipts, contracts or agreements, which relate to any materials, fixtures or articles incorporated into the Facility. The rights of the Disbursement Agent under this SECTION 3.4 shall not be construed as an obligation, it being understood that the Disbursement Agent's duty is solely limited to act upon certificates and draw requests submitted by the Issuer and the Trustee hereunder.

          3.5 REVIEW BY INDEPENDENT CONSTRUCTION CONSULTANT. The Independent Construction Consultant shall exercise commercially reasonable efforts and utilize commercially prudent practices in the performance of its duties hereunder consistent with those of similar institutions disbursing disbursement control funds and reviewing construction progress. Commencing upon execution and delivery hereof, the Independent Construction Consultant shall have the right to meet periodically at reasonable times during customary business hours and at reasonable intervals, however no less frequently than monthly, with representatives of the Issuer, the General Contractor, the Architect and such other employees, consultants or agents as the Independent Construction Consultant shall reasonably request to be present for such meetings. The Independent Construction Consultant may perform such inspections of the Site and the Facility as it deems reasonably necessary or appropriate in the performance of its duties hereunder, however no less frequently than monthly. In addition, the Independent Construction Consultant shall have the right at reasonable times during customary business hours upon prior notice to review, to the extent it deems reasonably necessary or appropriate to permit it to perform its duties hereunder, all information (including Construction Contracts) supporting the amendments to the Project Budget, amendments to any Construction Contracts, any Construction Disbursement Request and any certificates in support of any of the foregoing, to inspect materials stored on the Site and the Facility, at off-site facilities where materials designated for use in the Facility are stored, to review the insurance required pursuant to the terms of the Indenture, and to examine the Plans and all shop drawings relating to the Facility. The Independent Construction Consultant is authorized to contact any payee for purposes of confirming receipt of progress payments. The Independent Construction Consultant shall be entitled to examine, copy and make extracts of the books, records, accounting data and other documents of the Issuer relating to the construction of the Facility, including, without limitation, bills of sale, statements, receipts, lien releases and affidavits, contracts or agreements, which relate to any materials, fixtures or articles incorporated into the Facility. From time to time, at the request of the Independent Construction Consultant, the Issuer shall make available to the Independent Construction Consultant a Project Cost Schedule and/or the Construction Schedule for the Facility. The Issuer agrees to reasonably cooperate, shall cause the General Contractor and each other Contractor to reasonably cooperate, with the Independent Construction Consultant in assisting the Independent Construction Consultant to perform its duties hereunder and to take such further steps as the Independent Construction Consultant reasonably may request in order to facilitate the Independent Construction Consultant's performance of its obligations hereunder. The Independent Construction Consultant will confirm the Issuer's certifications and representations to the extent set forth in the certificates to be submitted by the Independent Construction Consultant hereunder from time to time, and shall timely execute and deliver all certificates provided for under this Agreement, in the form required by the exhibits attached hereto, unless the Independent Construction Consultant has a good faith basis, in its professional judgment, for withholding its confirmation.

          3.6 THE SPECIAL PROCEDURES FOR UNPAID CONTRACTORS. The Issuer agrees that the Disbursement Agent may make advances and transfer any or all sums in the Construction Disbursement Account directly into the account of (a) any Contractor for amounts due and owing to such Contractor under the relevant Construction Contract or (b) any other subcontractors, vendors or materialsmen, in each case in payment of amounts due and owing to such parties from the Issuer without further authorization from the Issuer and the Issuer hereby constitutes and appoints the Disbursement Agent its true and lawful attorney-in-fact to make such direct payments and this power of attorney shall be deemed to be a power coupled with an interest and shall be irrevocable; provided that, the Disbursement Agent shall not exercise its rights under this power of attorney except to make payments (a) as directed by the Issuer pursuant to a Disbursement Request or (b) upon the occurrence and continuation of an Event of Default. No further direction or authorization from the Issuer shall be necessary to warrant or permit the Disbursement Agent to make such advances in accordance with the foregoing sentence.

    4.  DISBURSEMENTS DURING CONSTRUCTION PERIOD.

          4.1 INITIAL DISBURSEMENTS FROM THE CONSTRUCTION DISBURSEMENT ACCOUNT. Upon satisfaction of the conditions described below in this SECTION 4.1, the Disbursement Agent shall make the disbursements (the "INITIAL DISBURSEMENTS") described in the Initial Disbursements Certificate attached hereto as EXHIBIT A (the "INITIAL DISBURSEMENTS CERTIFICATE") from the Construction Disbursement Account. The conditions to the Initial Disbursements shall consist of the following:

                 (a) (i) $33,100,000.00 of the Proceeds shall have been deposited into the Interest Reserve Account, (ii) $1,031,900.00 of the Proceeds shall have been deposited into the Tidelands Lease Account, and (iii) the remaining Proceeds (in the amount of $128,962,500.00) shall have been deposited into the Construction Disbursement Account;

                 (b) (i) $34,819,190.29 of equity shall have been irrevocably and unconditionally contributed to Premier on or prior to the Issuance Date, and (ii) $15,180,809.71 of equity shall have been irrevocably and unconditionally contributed to Premier and deposited contemporaneously with the execution of this Agreement into the Construction Disbursement Account;

                 (c) the Disbursement Agent shall have received the Issuer's Closing Certificate and the Trustee's Closing Certificate; and

                 (d) the Title Company shall have issued the Trustee's real property title policy (or an irrevocable commitment to issue such title policy conditioned only upon payment of [$381,636.45] for recording fees, title premiums and real property taxes and the recordation of the Deeds of Trust and the subordination nondisturbance and attornment agreements with Hard Rock Cafe International (STP), Inc., a New York corporation, with respect to the Cafe Lease and Retail Store Lease) in form and substance reasonably satisfactory to the Trustee on the date specified in the Trustee's Closing Certificate.

          4.2    SUBSEQUENT DISBURSEMENTS FROM THE CONSTRUCTION DISBURSEMENT
ACCOUNT.

                 4.2.1   DISBURSEMENT REQUESTS.

                 (a) The Issuer shall have the right from time to time during the Construction Period to submit to the Disbursement Agent a request for the disbursement of funds from the Construction Disbursement Account substantially in the form of EXHIBIT C-1 hereto (a "CONSTRUCTION DISBURSEMENT REQUEST") or in the form of EXHIBIT C-2 hereto (a "PRE-OPENING DISBURSEMENT REQUEST" and, together with a Construction Disbursement Request, each a "DISBURSEMENT REQUEST"), together with the exhibits attached thereto, as further described below. The Disbursement Agent shall comply with any Disbursement Request that satisfies each of the conditions set forth in SECTION 4.2.2. The Disbursement Agent shall notify the Issuer and the Trustee in writing as soon as reasonably possible (and in any event: (i) within two (2) Business Days after the Disbursement Agent receives a Disbursement Request relating solely to the Barge Construction Contract; or (ii) within five (5) Business Days after the Disbursement Agent receives any other Disbursement Request) if any Disbursement Request fails to satisfy any such condition which notice shall describe the nature of such failure in reasonable detail. The Issuer may submit Construction Disbursement Requests no more often than weekly. The Issuer may submit Pre-Opening Disbursement Requests no more often than weekly. The Issuer shall have the right from time to time during the Construction Period to submit to the Disbursement Agent a preliminary Disbursement Request requesting that a Disbursement be made meeting the requirements set forth in this SECTION 4.2. The Disbursement Agent and the Independent Construction Consultant shall promptly review the preliminary Disbursement Request and advise the Issuer of any discrepancies, disputes or missing or incomplete information with respect thereto necessary to make the preliminary Disbursement Request a conforming Disbursement Request. The Issuer shall not be entitled to any Disbursement unless and until a final, executed

Disbursement Request, with all exhibits and attachments thereto, has been properly completed and submitted to the Disbursement Agent and the Independent Construction Consultant in accordance with this SECTION 4.2. Each preliminary Disbursement Request shall be clearly labeled as such with the phrase "PRELIMINARY DISBURSEMENT REQUEST" at the top of the first page, and in lieu of Premier's signature.

                 (b) Provided that a Disbursement Request satisfies the requirements of SECTION 4.2.2, within: (i) two (2) Business Days following submission of a Disbursement Request relating solely to the Barge Construction Contract; or (ii) five (5) Business Days following submission of any other Disbursement Request:

                         (i)    the Disbursement Agent shall distribute checks
drawn on (or wire transfers from) the Construction Disbursement Account to the parties identified in such Disbursement Request to pay Other Project Costs in the respective amounts listed for such parties in such Disbursement Request;

                         (ii)   the Disbursement Agent shall transfer from the
Construction Disbursement Account to the Issuer's Payment Account funds in the amount specified in such Disbursement Request;

                         (iii)  solely with respect to Construction Disbursement
Requests, the Disbursement Agent shall transfer from the Construction Disbursement Account to the PFC Payment Account funds in the amount specified in such Disbursement Request (which shall be deemed to be an equity contribution to PFC); and

                         (iv)   immediately after such funds have been
transferred into the PFC Payment Account as described in clause (iii) above, the Disbursement Agent shall disburse such funds from the PFC Payment Account to the Bond Trustee's Construction Disbursement Account and the Company's Direct Disbursement Account in the amounts specified in such Disbursement Request.

The Issuer shall withdraw funds from and write checks on the Issuer's Payment Account solely for the purpose of paying Construction Expenses and Pre-Opening Expenses, as the case may be, identified on such Disbursement Request; PROVIDED, HOWEVER, that any Contractors or other parties in direct contractual privity with Premier and scheduled to be paid Project Costs in excess of $100,000 shall be listed in any particular Disbursement Request as a party to be paid directly by the Disbursement Agent under clause (i) above (or, in the case of Permitted Land-Based Project Costs, by the Bond Trustee under the Bond Financing Documents) and may not be paid from the Issuer's Payment Account. The Issuer shall use the amounts disbursed from the PFC Payment Account to the Bond Trustee's Construction Disbursement Account solely for the purposes of purchasing Bonds and paying Permitted Land-Based Project Costs as identified on the copy of the Bond Requisition attached to such Disbursement Request. The Issuer shall use the amounts disbursed from the PFC Payment Account to the Company's Direct Disbursement Account solely for the purposes of purchasing Bonds and paying, from time to time, Permitted Land-Based Project Costs.

                 (c) The Trustee may waive any condition to a disbursement requested in a Disbursement Request.

                 4.2.2 ADDITIONAL CONDITIONS TO SUBSEQUENT DISBURSEMENTS FROM THE CONSTRUCTION DISBURSEMENT ACCOUNT. The Disbursement Agent's compliance with a Disbursement Request from the Construction Disbursement Account, other than the Initial Disbursements, shall be subject to the following conditions in addition to the conditions set forth in SECTION 4.2.1 above. Upon satisfaction of the conditions described below, the Disbursement Agent shall make the disbursements specified in the corresponding Disbursement Request in accordance with SECTION 4.2.1(b):

                 (a) With respect to the Construction Disbursement Request, the Issuer shall have submitted to the Disbursement Agent a Construction Disbursement Request as provided for herein pertaining to the amounts requested for disbursement, together with (i) completed SCHEDULES 1 AND 3 thereto substantially in the form contemplated thereby, (ii) a completed SCHEDULE 2 thereto substantially in the form contemplated, (iii) all lien releases, affidavits and agreements required to be attached under clause (c) of such Construction Disbursement Request; (iv) the commitment from the Title Insurer to issue an Update Endorsement if an Update Endorsement is required to be attached pursuant to SECTION 4.2.2(d); and (v) the certifications of the General Contractor, the Independent Construction Consultant and the Architect substantially in the form of EXHIBITS 1, 2, and 3 to the Construction Disbursement Request; to the extent required pursuant to the terms of the Construction Disbursement Request;

                 (b) With respect to any Pre-Opening Disbursement Request, the Issuer shall have submitted to the Disbursement Agent a Pre-Opening Disbursement Request as provided for herein pertaining to the amounts requested for disbursement, together with a completed SCHEDULE 1 thereto substantially in the form contemplated thereby;

                 (c) The Trustee and the Independent Construction Consultant shall have received copies of all Construction Contracts executed as of the date of any Construction Disbursement Request and, with respect to each Material Construction Contract executed on or before the date of such Construction Disbursement Request: (i) a consent signed by the counterparty to such Material Construction Contract if and to the extent required under SECTION 5.3; and (ii) copies of any performance and payment bonds required pursuant to such Material Construction Contract. Such bonds shall name the Issuer and the Trustee as co-obligees and shall be in full force and effect;

                 (d) Until such time as the aggregate amount of all prior Disbursements equals or exceeds the aggregate principal amount of the First Mortgage Notes then outstanding, the Issuer shall have caused the Title Insurer to have delivered to the Independent Construction Consultant a commitment from the Title Insurer in the form of EXHIBIT N-1 to issue an endorsement to the Trustee's Title Policies increasing the coverage under the disbursement clause of the Trustee's Title Insurance Policies by the amount of the requested Disbursement (without adding any additional exclusions or exceptions to coverage) (an "UPDATE ENDORSEMENT"), conditioned solely upon the making of the Disbursement within five (5) Business Days after the issuance of such commitment. The Issuer shall cause the Title Insurer to deliver each required Update Endorsement to the Trustee (with a copy to the Independent Construction Consultant) within five (5) Business Days after the making of such Disbursement;

                 (e) The Issuer shall have delivered to the Independent Construction Consultant a written inventory substantially in the form of
SCHEDULE 3 to the Issuer's

Disbursement Request identifying all materials, machinery, fixtures, furniture, equipment or other items purchased or manufactured for incorporation into the Facility but which, at the time of the Disbursement Request, (x) are not located at the Site and for which the Issuer has paid or intends to pay with the proceeds of the Disbursement all or a portion of the purchase price, or (y) are located at the Site but are not expected to be incorporated into the Facility within ninety (90) days after such Disbursement Request (such materials, the "UNINCORPORATED MATERIALS") and including the value thereof, together with evidence reasonably satisfactory to the Independent Construction Consultant that the following conditions have been satisfied with respect to such Unincorporated
Materials:

                         (i)    all Unincorporated Materials for which full
payment has previously been made or is being made with the proceeds of the Disbursement to be disbursed are, or will be upon full payment, owned by the Issuer, as evidenced by the bills of sale, certificates of title or other evidence reasonably satisfactory to the Independent Construction Consultant, and all lien rights or claims of the supplier has been or will be released simultaneously with such full payment and all amounts, if any, required to be paid to the supplier thereof with respect to the installation of such Unincorporated Materials (including any Retainage Amounts) (PROVIDED, HOWEVER, that lien releases, affidavits and agreements need not be provided for Unincorporated Materials from a single supplier with a contract price (or expected aggregate amount to be paid in the case of "cost plus" contracts) of less than $100,000);

                         (ii)   the Issuer believes that the Unincorporated
Materials are consistent with the Final Plans;

                         (iii)  all Unincorporated Materials are properly
inventoried, securely stored, protected against theft and damage at the Site or at such other location which has been specifically identified by its complete address to the Independent Construction Consultant (or if the Issuer cannot provide the complete address of the current storage location, the Issuer shall list the name and complete address of the applicable contracting party supplying or manufacturing such Unincorporated Materials);

                         (iv)   are insured against casualty, loss and theft for
an amount equal to their replacement costs in accordance with the Indenture;

                         (v)    the amounts paid by the Issuer in respect of
Unincorporated Materials not at the Site (other than those related to the Barge Construction Contract) are not more than $2,000,000 at any one time;

                         (vi)   the amounts paid by the Issuer in respect of
Unincorporated Materials not at the Site and related to the Barge Construction Contract are not more than $9,000,000 at any one time;

                         (vii)  the Independent Construction Consultant shall
have confirmed the accuracy of the certification required in subparagraph (iii) above, and in connection therewith the Independent Construction Consultant may, but shall not be required to, visit the site of and inspect the Unincorporated Materials at the Issuer's expense; and

                         (viii) The Independent Construction Consultant, at the
request of the Issuer, may from time to time agree to increase the thresholds set forth in clauses (v) and (vi) above;

                 (f) The following condition only applies to the first Disbursement made after January 31, 2005: The Issuer shall have caused the Title Insurer to have delivered to the Trustee (with a copy to the Independent Construction Consultant) an updated separate tax lot endorsement to the Trustee's Title Policies. The updated separate tax lot shall: (i) be in the form of EXHIBIT N-2; (ii) insure that Parcels 2, 3, 4, 5, and 6 consist of separate tax parcels; and (iii) shall be delivered prior to January 31, 2005;

                 (g) The Disbursement Request on its face has been completed as to the information required therein and the required attachments, if any, are attached;

                 (h) The Disbursement Agent shall not have Knowledge of any material error, inaccuracy, misstatement or omission of material fact in any Disbursement Request or an exhibit or attachment thereto or information provided by the Issuer upon the request of the Disbursement Agent;

                 (i) The Disbursement Agent does not have Knowledge (solely from the facts set forth in any Disbursement Request or any certificate from the General Contractor, the Independent Construction Consultant or the Architect or any written notice from the Trustee or the Issuer) that an Event of Default exists;

                 (j) The Disbursement Agent shall have telephoned or emailed the Issuing Agent for the Title Insurer on the requested disbursement date and prior to making the requested Disbursement and confirmed that the Title Insurer is prepared to issue the Update Endorsement if an Update Endorsement is required under clause (d) above;

                 (k) The Disbursement Agent shall be entitled to rely upon the certification of the Issuer, the General Contractor, the Architect and the Independent Construction Consultant in the relevant Disbursement Request in determining that the conditions specified in SECTIONS 4.2.2(a) THROUGH 4.2.2(f) have been satisfied unless the Disbursement Agent shall have Knowledge that such certifications are inaccurate; and

                 (l) Concurrently with the submission of the Construction Disbursement Request, the Issuer shall submit an Available Construction Funds Certificate to the Disbursement Agent, the Trustee and the Independent Construction Consultant in accordance with SECTION 5.4 and, if applicable, a Tidelands Lease Certificate to the Disbursement Agent in accordance with SECTION 6.1.

                 4.2.3 NON-SATISFACTION OF CONDITIONS. In the event that the Disbursement Agent determines that any conditions of SECTION 4.2.2 described above has not been satisfied in respect of any Construction Disbursement Request and so long as such conditions are not satisfied, the Disbursement Agent shall not authorize any disbursement of funds from the Construction Disbursement Account pursuant to a Construction Disbursement Request; PROVIDED, HOWEVER, the following payments may be made by the Disbursement Agent:

                 (a)     if all other conditions in SECTION 4.1 and
SECTION 4.2.2 hereof are met (except for SECTION 4.2.2(i), payments for work completed or materials purchased on or prior to the date that the Disbursement Agent determined that condition (i) of SECTION 4.2.2 was not satisfied and has so notified the Issuer in writing;

                 (b) payments not to exceed $5,000,000 in the aggregate to prevent the condition of the Facility from deteriorating or to preserve any work completed as certified to be reasonably necessary or advisable by the Issuer (in writing); and

                 (c) if such condition continues for a period of three consecutive months or more, at the request of the Issuer, Retainage Amounts for the portion of the Facility completed; provided that the Issuer certifies that the conditions for paying such amounts (other than completion of the Facility) are met.

          4.3    ADVANCE CONSTRUCTION DISBURSEMENTS.

                 (a) In addition to the payments permitted by SECTION 4.2.3, the Issuer shall have the right from time to time (but no more frequently than once per calendar month, unless otherwise permitted by the Disbursement Agent) to deliver to the Disbursement Agent an Advance Construction Disbursement Request in the form of EXHIBIT C-3 (an "ADVANCE CONSTRUCTION DISBURSEMENT REQUEST"), which Advance Construction Disbursement Request shall not be required to include or attach the supporting documentation required for all other Construction Disbursement Requests; PROVIDED, HOWEVER, that in the event a Default or Event of Default subsequently exists (in addition to any other rights and remedies hereunder or permitted by law), the Issuer shall promptly take all action reasonably required to cause to be delivered to the Independent Construction Consultant all supporting documentation with respect thereto that would otherwise be required for a Construction Disbursement Request.

                 (b) In any Advance Construction Disbursement Request, the Issuer may request payment to any Contractor of Disputed Amounts so long as the Available Advance Construction Disbursement Amount minus the aggregate amount requested to be disbursed in such Advance Construction Disbursement submitted under this SECTION 4.3 is greater than zero.

                 (c) In addition, in any Advance Construction Disbursement Request, the Issuer may request a disbursement to the PFC Payment Account to enable PFC to purchase Bonds the proceeds from which will not be immediately disbursed by the Bond Trustee to pay Permitted Land-Based Project Costs. In such event, PFC may instruct the Disbursement Agent to transfer such funds from the PFC Payment Account to the Company's Direct Disbursement Account to write checks against from time to time (rather than being disbursed by the Bond Trustee directly to Contractors for payment of Project Costs as set forth in a Bond Requisition). The aggregate amount then outstanding with respect to all Advance Construction Disbursements submitted under this clause (c) which have not been documented as required in this Agreement for other Disbursements shall not exceed $500,000.

                 (d) The Disbursement Agent shall comply with any Advance Construction Disbursement Request, so long as (i) the Advance Construction Disbursement Request on its face has been completed as to substantially all the information required therein; (ii) the Disbursement Agent shall not have received written notice by any party hereto that a

Default or an Event of Default exists; and (iii) the Issuer and the Independent Construction Consultant certify that the Available Advance Construction Disbursement Amount MINUS the amount of the then requested Advance Construction Disbursement shall be greater than zero.

          4.4    INTEREST RESERVE ACCOUNT DISBURSEMENTS.

                 (a) At least five (5) Business Days prior to each Interest Payment Date during the Construction Period, the Issuer shall deliver to the Disbursement Agent a certificate in the form of EXHIBIT C-4 certifying as to the amount required to be paid with respect to the First Mortgage Notes under the Indenture on such Interest Payment Date and the calculation of such amount. On each such Interest Payment Date, Disbursement Agent shall liquidate securities held in the Interest Reserve Account (to the extent required) and pay over to the Trustee the amounts due with respect to the First Mortgage Notes, as specified in such certificate, from the Interest Reserve Account. In the event that the Issuer fails to deliver the certificate required by the first sentence of this paragraph (or sets forth in such certificate an incorrect calculation of the amount required to be paid with respect to the First Mortgage Notes under the Indenture on such Interest Payment Date), the Trustee may direct the Disbursement Agent to liquidate such securities (to the extent required), and disburse to the Trustee the amounts necessary to pay the amounts due with respect to the First Mortgage Notes. In the event there are insufficient funds in the Interest Reserve Account to pay any amount due pursuant to such certificate or direction so given by the Trustee, the Issuer shall, prior to the applicable Interest Payment Date, deposit in cash into the Interest Reserve Account an amount equal to such deficiency; PROVIDED, HOWEVER, that the Trustee shall direct the Disbursement Agent to disburse an amount equal to such deficiency from the Construction Disbursement Account to the Interest Reserve Account in the event such amounts are not received from the Issuer on a timely basis. The Issuer acknowledges that any failure by the Issuer to provide notice or deposit funds referenced in this SECTION 4.4(a) shall not in any way exonerate or diminish its obligation to make all payments under the Indenture as and when due.

                 (b) The parties generally intend that the portion of the Proceeds that will be held in the Interest Reserve Account will equal the difference (the "INITIAL INTEREST RESERVE ACCOUNT TARGET") of (a) the aggregate amount of the interest payments that will be due on the First Mortgage Notes on each of the first four Interest Payment Dates (the "INTEREST RESERVE INCOME REQUIREMENT") less (b) the amount of interest and other income that the Issuer reasonably expects to earn on amounts held in the Interest Reserve Account (the "EXPECTED INTEREST RESERVE INCOME AMOUNT"). The portion of the Proceeds that will be deposited into the Interest Reserve Account contemporaneously with the execution of this Agreement may exceed the Initial Interest Reserve Account Target since the Expected Interest Reserve Income Amount will be established with greater clarity after the Issuer directs the Disbursement Agent in writing to invest such Proceeds. As such, within five (5) Business Days after the date hereof, the Issuer shall deliver to the Disbursement Agent a request for the disbursement of such excess funds from the Interest Reserve Account to the Construction Disbursement Account in the form of EXHIBIT C-5 hereto. The Disbursement Agent shall, after receiving such request, transfer such amounts specified on such request to the Construction Disbursement Account. On the second (2nd) Business Day after the Disbursement Agent's receipt of written confirmation from the Trustee that each of the four interest payments with respect to the First Mortgage Notes required to be made to the Trustee under this Section have been received by the Trustee and provided that the Disbursement Agent has not received written notice from the Trustee or the Issuer that an Event of Default exists, the Disbursement Agent shall release all remaining funds in the Interest Reserve Account to (A) the Construction Disbursement Account if the release of funds therefrom permitted under SECTION 4.6 shall have not yet occurred; and (B) an account designated by the Issuer, if the release of funds permitted under SECTION 4.6 has occurred.

          4.5 ISSUER'S REIMBURSEMENT OF PREVIOUSLY FUNDED PROJECT COSTS. If, at any time and from time to time, the Issuer shall be unable to satisfy the conditions precedent to any disbursement set forth in this Article, the Issuer shall be entitled to pay Project Costs then due and owing and to later seek reimbursement of such Project Costs from the Construction Disbursement Account as part of a Disbursement Request as and when permitted in accordance with the terms of this Agreement at the time (if any) that the Issuer is able to satisfy the conditions precedent to disbursement set forth in this Article.

          4.6 DISBURSEMENT OF FUNDS IN CONSTRUCTION PERIOD ACCOUNTS FOLLOWING THE INITIAL OPERATING DATE.

                 4.6.1 IF THE CONDITIONS SET FORTH IN CLAUSES (a), (b) AND (c) BELOW ARE SATISFIED:

                 (a) The Issuer provides to the Disbursement Agent (with a copy to the Independent Construction Consultant and the General Contractor):

                         (i)    an Officer's Certificate in the form of EXHIBIT
G-1 attached hereto certifying that:

                                (A)  the Facility is Operating and has been
Operating uninterrupted for at least ten (10) days prior to the date of the certification;

                                (B)  all amounts required to be paid to
Contractors in connection with causing the Facility to become Operating have been paid, other than Permitted Amounts, so long as: (1) 175% of the Punchlist Completion Amount for such uncompleted Punchlist Items shall have been reserved in the Construction Disbursement Account; (2) 125% of the Disputed Amounts with respect to the GMP Contract shall have been reserved in the Construction Disbursement Account; (3) 200% of the Disputed Amounts for any Construction Contract other than the GMP Contract shall have been reserved in the Construction Disbursement Account; and (4) 100% of the Retainage Amounts shall have been reserved in the Construction Disbursement Account (this clause (4), collectively with amounts under clauses (1), (2) and (3) the "RESERVED AMOUNT");

                                (C)  the Issuer has received lien releases,
affidavits and agreements from Premier and each Contractor in the form of EXHIBIT M-1, M-2 OR M-3, as applicable (other than (1) with respect to Permitted Amounts described in clause (B) above and (2) from a single Contractor with a contract price (or expected aggregate amount to be paid in the case of "cost plus" contracts) of less than $100,000); and

                                (D)  there are no mechanic's liens or other
liens, charges or orders filed against the Facility or any portion thereof by any Contractor or any other party that have not been discharged of record or bonded, other than Permitted Liens;

                         (ii)   a certificate of the Independent Construction
Consultant confirming the factual certification described in clause (i) above;
and

                         (iii)  unless at such time the aggregate amount of all
prior Disbursements equals or exceeds the aggregate principal amount of the First Mortgage Notes then outstanding, a commitment from the Title Insurer in the form of EXHIBIT N-1 to issue an Update Endorsement to the Trustee's Title Policies increasing the coverage under the disbursement clause of the Trustee's Title Insurance Policies by the amount of the requested Disbursement, conditioned solely upon the making of the requested Disbursement within five (5) Business Days after the issuance of such commitment. The Issuer shall cause the Title Insurer to deliver the Update Endorsement to the Trustee (with a copy to the Independent Construction Consultant) within five (5) Business Days after the making of such Disbursement;

                 (b) The General Contractor has not delivered an objection certificate in the form of EXHIBIT G-2 to the Disbursement Agent, Premier and the Independent Construction Consultant objecting to Premier's calculation of the Permitted Amounts set forth in the Officer's Certificate delivered pursuant to clause (a)(i) above within five (5) Business Days after Premier's delivery thereof to the Disbursement Agent; and

                 (c) The Disbursement Agent shall have telephoned or emailed the Issuing Agent for the Title Insurer on the requested disbursement date, and prior to making the requested Disbursement, and confirmed that the Title Insurer is prepared to issue any Update Endorsement required under clause (a)(iii) above;

THEN the Disbursement Agent shall, within five (5) Business Days after the direction of the Issuer pursuant to the Officer's Certificate delivered pursuant to clause (a)(i) above, disburse all funds on deposit in the Construction Disbursement Account, if any, excluding the Reserved Amount set forth in such Officer's Certificate, to the Issuer's account specified in such Officer's Certificate.

                 4.6.2 If the General Contractor delivers an objection certificate in the form of Exhibit G-2 to the Disbursement Agent, the Independent Construction Consultant and Premier within five (5) Business Days after the date Premier delivers its Officer's Certificate to the Disbursement Agent under SECTION 4.6.1(a)(i) above, THEN:

                 (a) the Officer's Certificate, Independent Construction Consultant's certificate and commitment to issue the Update Endorsement previously delivered to the Disbursement Agent shall be invalid;

                 (b) Premier shall revise its Officer's Certificate to calculate the Reserved Amount based on the Permitted Amounts set forth in the objection certificate delivered by the General Contractor (so long as the Permitted Amounts set forth in such objection certificate do not exceed the various thresholds for Permitted Amounts set forth in the definition of "Permitted Amounts" in SECTION 1 hereof) and re-deliver the same, together with the items required under CLAUSES (ii) AND (iii) OF SECTION 4.6.1(a) to the Disbursement Agent;

                 (c) the Disbursement Agent shall have telephoned or emailed the Issuing Agent for the Title Insurer on the requested disbursement date and prior to making the requested Disbursement and confirmed that the Title Insurer is prepared to issue any Update Endorsement delivered as required under clause (b) above.

If (i) the Permitted Amounts set forth in such objection certificate or such revised Officer's Certificate exceed the various thresholds for Permitted Amounts set forth in the definition of "Permitted Amounts" in SECTION 1 hereof or (ii) Premier fails to re-deliver the items required under SECTION 4.6.2(b) above to the Disbursement Agent or (iii) the Disbursement Agent is unable to confirm verbally or by email that the Title Insurer is prepared to issue any Update Endorsement delivered as required SECTION 4.6.2(c) above, THEN no Disbursement shall be made from the Construction Disbursement Account until such time as the conditions set forth in this SECTION 4.6 shall have been satisfied.

If the conditions set forth in SECTIONS 4.6.2(b)AND (c) above have been satisfied, then the Disbursement Agent shall, upon the direction of the Issuer pursuant to the revised Officer's Certificate delivered pursuant to SECTION 4.6.2(b), disburse all funds on deposit in the Construction Period Accounts, if any, excluding the Reserved Amount set forth in such revised Officer's Certificate, to the Issuer's account specified in such Officer's Certificate.

          4.7 FINAL DISBURSEMENT OF FUNDS IN CONSTRUCTION PERIOD ACCOUNTS. If the Issuer provides:

                 (a) to the Disbursement Agent an Officer's Certificate in the form of EXHIBIT G-3 attached hereto to the effect that (i) the Facility is Operating and has been Operating uninterrupted for at least ten (10) days prior to the date of the certification, (ii) all amounts required to be paid to Contractors have been paid, (iii) the Issuer has received final lien releases, affidavits and agreements from Premier and from each Contractor in the form of EXHIBIT M-4, M-5 OR M-6, as applicable (PROVIDED, HOWEVER, lien releases, affidavits and agreements need not be provided for from a single Contractor with a contract price (or expected aggregate amount to be paid in the case of "cost plus" contracts) of less than $100,000); and (iv) there are no mechanic's liens or other liens, charges or orders filed against the Facility or any portion thereof by any Contractor or any other party that have not been discharged of record or bonded to other than Permitted Liens;

                 (b) a certificate of each of the General Contractor and the Independent Construction Consultant confirming the factual certification described in clause (a) above;

                 (c) unless at such time the aggregate amount of all prior Disbursements equals or exceeds the aggregate principal amount of the First Mortgage Notes then outstanding, a commitment from the Title Insurer in the form of EXHIBIT N-1 to issue an Update Endorsement to the Trustee's Title Policies increasing the coverage under the disbursement clause of the Trustee's Title Insurance Policies by the amount of the requested Disbursement, conditioned solely upon the making of the requested Disbursement within five (5) Business Days after the issuance of such commitment. The Issuer shall cause the Title Insurer to deliver the Update Endorsement to the Trustee (with a copy to the Independent Construction Consultant) within five (5) Business Days after the making of such Disbursement; and

                 (d) The Disbursement Agent shall have telephoned or emailed the Issuing Agent for the Title Insurer on the requested disbursement date and prior to making the requested Disbursement and confirmed that the Title Insurer is prepared to issue any Update Endorsement required under clause
    (d) above;

THEN the Disbursement Agent shall, upon the direction of the Issuer pursuant to the Officer's Certificate delivered pursuant to clause (a) above, disburse all remaining funds in the Construction Disbursement Account, if any, to the Issuer's account specified in such Officer's Certificate.

          4.8 TIDELANDS LEASE DISBURSEMENTS. The Disbursement Agent shall liquidate securities held in the Tidelands Lease Account (to the extent required) and disburse such funds from the Tidelands Lease Account:

                 (a) if Premier provides to the Disbursement Agent an Officer's Certificate in the form of EXHIBIT G-4 attached hereto: (i) specifying the name of the payee; (ii) the payment information of the payee; and (iii) certifying that the Tidelands Lease requires Premier to pay such amount to the payee; or

                 (b) as directed by the State of Mississippi upon the receipt of a written notice from the State of Mississippi that Premier is in default under the Tidelands Lease, and that such default has not been cured by Premier, and that such default may be cured by the payment of a liquidated sum of money to the State of Mississippi.

    5.  CERTAIN CONSTRUCTION PERIOD COVENANTS.

          The following covenants apply only during the Construction Period:

          5.1 AMENDMENTS TO PROJECT BUDGET. The Project Budget for the Facility may be amended from time to time in the manner set forth herein. The Issuer shall have the right from time to time to amend the Project Budget without consent of the Trustee, Independent Construction Consultant or any other party to this Agreement to change the amounts allocated for specific line item components of the Facility; PROVIDED that, in any such amendment, the Issuer may neither modify the description of any line item nor modify the Pre-Issuance Expense amount set forth for any such line item and, for each line item, the Remaining Budgeted Amount must equal the difference of the Total Budgeted Amount for such line item less the amount of Pre-Issuance Expenses for such line item.

                 5.1.1 SOURCES OF FUNDS FOR LINE-ITEM INCREASES. A line item in the Project Budget may be increased only if the funds for such increase are made available in the Project Budget from:

                 (a) an increase in Additional Pre-Operating Revenue to the extent not previously expended or dedicated to the payment of items contained in the Project Budget;

                 (b) an increase in Realized Savings from another line item and a corresponding reduction in the construction line items related to such Realized Savings; or

                 (c) the reduction of the "contingency" line item in the Project Budget, PROVIDED, HOWEVER, that the "contingency" line item may not be reduced below Five Million Dollars ($5,000,000) until the date that is forty-five (45) days after the date the Final Plans have been completed and such reserved amount shall not be available for application to any other line item in the Project Budget unless and until the Final Plans have been completed.

                 5.1.2 PROJECT BUDGET AMENDMENT PROCESS. Any amendment to the Project Budget shall be in writing. Any such amendment shall identify with particularity the line item to be increased or decreased, if any, the amount of the increase or decrease (if any), and in the event of an increase in a construction line item, the Realized Savings, Additional Pre-Operating Revenue, and/or line item for "contingency" in the Project Budget permitted to be reduced pursuant to SECTION 5.1.1 (but not any Retainage Amounts), which are proposed to be utilized to pay for the increase; and (y) in the case of a decrease in a construction line item, the Realized Savings in the amount of such decrease. The parties acknowledge that a portion of any cost reduction achieved with respect to the work performed under a Construction Contract may be payable to the General Contractor or another Contractor under such Construction Contract (subject to the conditions contained in the GMP Contract or such other Construction Contract with respect to application of savings) and that in such case the entire reduction may not become Realized Savings. Construction line items may be reduced only upon obtaining, and in the amount of, Realized Savings. The total amount allocated in the Project Budget for the line items for Finishes, as such line items are set forth on EXHIBIT D-3 hereto, may not be reduced by more than fifteen percent (15%) of the sum of the amounts allocated to such line items on EXHIBIT D-3 hereto. The "pre-opening expenses" line item on the Project Budget may not be reduced by more than fifteen percent (15%). The "contingency" line item on the Project Budget may be reduced by allocation to other line items subject to the restrictions contained in SECTION 5.1.1(c). The "working capital and machine loads" line item, the "excess liquidity" line item, the "owner supplied FF&E" line item, and the "FF&E" line item on the Project Budget may not be reduced. Any amounts of Realized Savings, Additional Pre-Operating Revenue, contingency amounts or previously allocated reserves so identified for use in connection with a particular line item thenceforth shall be deemed dedicated to the particular line item, unless and until the Project Budget is amended to reduce the amounts budgeted for the line item of the Project Budget. Notwithstanding the foregoing, at any time Soft Costs may be applied against the "excess liquidity" line item of the Project Budget; PROVIDED, HOWEVER that (x) $ 3,000,000.00 constitutes a reserve against which no Project Costs may be applied and represents amounts that can only be disbursed to the Issuer upon satisfaction of the conditions precedent in Section 4.6, and
(y) $1,031,900.00 shall be deposited concurrently with the execution of this Agreement into the Tidelands Lease Reserve Account and constitutes a reserve that can only be disbursed upon satisfaction of the conditions precedent in
Section 4.8.

                 5.1.3 PROJECT BUDGET AMENDMENT CERTIFICATE. The Issuer shall submit the Project Budget amendment to the Disbursement Agent by an Officer's Certificate in the form of EXHIBIT E hereto (an "PROJECT BUDGET AMENDMENT CERTIFICATE") together with the certificates of the General Contractor (for Hard Costs under GMP Contract (including "Direct Purchase Items" as defined in GMP Contract) if modified by such Project Budget amendment), Independent Construction Consultant and Architect (for Hard Costs with respect only to Plans prepared by it) as provided in the form of EXHIBITS 1 through 3 to the Project Budget Amendment Certificate. Upon submission of such Project Budget Amendment Certificate, together with the

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Exhibits thereto, such amendment shall become effective hereunder, and the
Project Budget for the Facility shall thereafter be as so amended.

          5.2 CONSTRUCTION CONTRACT AMENDMENT PROCESS. The Issuer shall not enter into or approve any Construction Contract Amendment except as set forth in this SECTION 5.2. The Issuer shall have the right from time to time to amend any Construction Contract to change the scope of work for any portion of the Facility and/or the Issuer's payment obligations in connection therewith. Any Construction Contract Amendment that (i) results in a cost increase in a Material Construction Contract in excess of $250,000, individually (or, with respect to the GMP Contract only, in excess of $500,000, individually) or when taken together with all other Construction Contract Amendments, results in a cost increase of $2,000,000 in the aggregate (or, with respect to the GMP Contract only, in excess of $5,000,000 in the aggregate), (ii) when taken together with all related Construction Contract Amendments and after giving effect to any new, related Construction Contracts, results in a material lessening of the scope or quality of the work constituting the design or construction of the Facility or (iii) results in the likely addition of no less than two weeks of construction (or such amendments, in the aggregate, result in the likely addition of no less than eight weeks of construction) (a "MATERIAL CONSTRUCTION CONTRACT AMENDMENT") shall be in writing and shall identify with particularity all changes being made. Each Material Construction Contract Amendment shall be effective when and only when: (a) the Issuer has, or the Issuer and the Contractor have, executed and delivered the Material Construction Contract Amendment (with the effectiveness thereof subject only to satisfaction of the applicable conditions in clauses (b) and (c) below); (b) the Issuer has submitted the Material Construction Contract Amendment to the Disbursement Agent and the Trustee together with an Officer's Certificate in the form attached hereto as EXHIBIT F (a "CONSTRUCTION CONTRACT AMENDMENT CERTIFICATE"), together with the certificates of the Independent Construction Consultant, the General Contractor (only for Hard Costs under the GMP Contract (including "Direct Purchase Items" as defined in the GMP Contract), unless such Hard Costs relate to an owner change directive issued by Premier under the GMP Contract) and Architect (for Hard Costs with respect only to Plans prepared by it) as provided in the form of EXHIBITS 1 through 3 to such Construction Contract Amendment Certificate. Construction Contract Amendments which are not Material Construction Contract Amendments shall not require compliance with the requirements set forth in this SECTION 5.2 or the approval of the Trustee or any other Person to be effective.

          5.3 CONSTRUCTION CONTRACTS ENTERED INTO AFTER THE ISSUANCE DATE. The Issuer may from time to time enter into Construction Contracts consistent with the Final Plans and the Project Budget, as each is in effect from time to time. Each such Construction Contract shall be in writing. Each Material Construction Contract shall become effective when and only when: (a) the Issuer and the counterparty to such Material Construction Contract have executed and delivered the Material Construction Contract (with the effectiveness thereof subject only to satisfaction of the conditions in clauses (b), (c) and (d) below); (b) the Issuer has submitted to the Trustee, with a copy to the Disbursement Agent and the Independent Construction Consultant: (i) such Material Construction Contract together with an Officer's Certificate in the form attached hereto as EXHIBIT K (an "ADDITIONAL CONSTRUCTION CONTRACT CERTIFICATE") and all exhibits, attachments and certificates required thereby, each duly completed and executed, and (ii) copies of such performance and payment bonds as the counterparty to such Construction Contract may be required to provide to the Issuer pursuant to such Material Construction Contract (which performance and payment bonds shall name the Trustee as an additional

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obligee) and (iii) (y) and the Issuer shall use its best efforts to obtain a consent from the counterparty (i) substantially in the form attached hereto as EXHIBIT H-1 for Construction Contracts where the amount to be paid to the Contractor under such Construction Contract and all related Construction Contracts with the same Contractor exceeds $1,000,000, and (ii) substantially in the form EXHIBIT H-2 for Construction Contracts where the amount to be paid to the Contractor under such Construction Contract and all related Construction Contracts with the same Contractor is between $500,000 and $1,000,000, signed by the counterparty to such Material Construction Contract; (c) if entering into such Material Construction Contract will result in an amendment to the Project Budget, the Issuer has complied with the requirements of SECTION 5.1; and (d) if entering into such Material Construction Contract will cause the Available Construction Funds to be less than the Remaining Costs, then the Issuer, treating such difference as a cost overrun, has complied with the requirements of SECTION 5.4. A consent shall not be required where the amount to be paid to the Contractor under such Construction Contract and all related Construction Contracts with the same Contractor is less than $500,000.

          5.4 AVAILABLE CONSTRUCTION FUNDS CERTIFICATE. Concurrently with the submission of any Construction Disbursement Request, the Issuer shall submit an Officer's Certificate in the form of EXHIBIT D-1 (an "AVAILABLE CONSTRUCTION FUNDS CERTIFICATE"), to the Disbursement Agent, the Trustee and the Independent Construction Consultant. Each Available Construction Funds Certificate shall include (i) an Available Construction Funds Schedule dated as of the first Business Day of such month and shall set forth (A) the actual investment income earned on the Construction Disbursement Account or the Issuer's Payment Account through a date not more than 30 days prior to the date of the Available Construction Funds Schedule, and (B) the Anticipated Investment Income and (ii) either (x) shall include a certification that the amount currently on deposit in the Tidelands Lease Account is equal to or exceeds the amount of the Tidelands Lease Required Payment or (y) shall attach a completed Tidelands Lease Certificate in accordance with SECTION 6.1(a).

                 5.4.1 ADDITIONAL PRE-OPERATING REVENUE. If at any time the Issuer submits an Available Construction Funds Certificate pursuant to this Section and the Issuer can no longer reasonably anticipate that the Additional Pre-Operating Revenue earned (and anticipated to be earned through the date that the Issuer reasonably anticipates that the Initial Operating Date will occur) from investments of funds in the Construction Disbursement Account or the Issuer's Payment Account will equal the amount of such Additional Pre-Operating Revenue set forth in the Project Budget, then:

                 (a) if the total amount of such Additional Pre-Operating Revenue at such date earned or anticipated to be earned is less than the total amount of such Additional Pre-Operating Revenue set forth in the Project Budget, then the Available Construction Funds shall be deemed reduced by the amount of such deficiency and the Issuer, as a condition to the next Construction Disbursement Request, shall reallocate contingencies, provide additional Available Construction Funds or otherwise amend the Project Budget so that the Remaining Costs do not exceed the total Available Construction Funds; or

                 (b) if the total amount of such Additional Pre-Operating Revenue at such date earned or anticipated to be earned is greater than the total amount of such Additional Pre-Operating Revenue set forth in the Project Budget, then the Available Construction Funds shall be deemed increased by the amount of such excess.

                 5.4.2 COST OVERRUNS. The Issuer covenants to cure any anticipated cost overrun for any line item on the Project Budget (taking into account any applicable contingencies which have been allocated to such line item by an amendment to the Project Budget) or for the Facility as a whole within ten days after the Issuer becomes aware of any such anticipated cost overrun by:

                 (a) providing sufficient funds to cover in full such cost overrun from previously unallocated Available Construction Funds or Additional Pre-Operating Revenue (but in each case only to the extent that the same have not previously been expended or allocated (including Retainage Amounts) to the payment of items contained in the Project Budget); and/or

                 (b) with respect to a cost overrun as to a particular line item, effecting an amendment to the Project Budget to allocate such funds to the line item in question.

          5.5 PROJECT COST SCHEDULE CERTIFICATE. The Issuer shall submit an Officer's Certificate in the form of EXHIBIT D-2 (a "PROJECT COST SCHEDULE CERTIFICATE") to the Independent Construction Consultant within five Business Days following the delivery of a written request for the same by the Independent Construction Consultant (but no more frequently than once per calendar month). Each Project Cost Schedule Certificate shall include a Project Cost Schedule dated as of the first Business Day of the month in which such Project Cost Schedule Certificate is delivered and shall set forth (a) for each line item in the Project Budget, each of the items required on EXHIBIT D-2, (b) (i) the actual investment income earned on the Construction Disbursement Account or the Issuer's Payment Account through a date not more than 30 days prior to the date of the Project Cost Schedule, and (ii) the additional amount of investment income which the Issuer reasonably anticipates will accrue on the Construction Disbursement Account or the Issuer's Payment Account from such date through the date that the Issuer reasonably anticipates that the Initial Operating Date will occur and (c) a calculation certified by the Issuer of the Remaining Costs and the Available Construction Funds as of such date. In addition, the Issuer shall deliver to the Independent Construction Consultant any backup documentation or other information with respect to the items on the Project Cost Schedule from time to time as reasonably requested by the Independent Construction Consultant.

          5.6 FINAL PLANS. The Issuer shall not construct or permit to be constructed any portion of the Facility except in substantial conformance with the Final Plans for such portion of the Facility. The Issuer may modify the Final Plans or cause Preliminary Plans to become Final Plans, only if such Final Plans, as amended, or Preliminary Plans which will become Final Plans have been delivered to the Independent Construction Consultant together with a Final Plans Amendment Certificate in the form of EXHIBIT J delivered to the Trustee, with a copy to the Disbursement Agent and the Independent Construction Consultant.

          5.7 NOTICE THAT PROJECT IS OPERATING. Promptly after (but in any event within thirty days after) the Initial Operating Date of the Facility, the Issuer shall deliver an Officers' Certificate to Disbursement Agent, the Trustee, and the Independent Construction Consultant to the effect that the Facility is Operating, together with a certificate from the Independent Construction Consultant concurring with such certificate of the Issuer.

          5.8 MAINTENANCE OF PERMITTED INVESTMENTS. The Issuer shall maintain all of its Permitted Investments in a Construction Period Account.

          5.9 BOND FINANCING AMOUNTS. All amounts transferred by the Disbursement Agent from the PFC Payment Account and thereafter to the Bond Trustee's Construction Disbursement Account pursuant to any Disbursement Request shall be deemed to be an equity contribution by Premier to PFC. PFC shall use such amounts solely to purchase Bonds pursuant to the Bond Financing Documents. All amounts loaned to Premier under the Bond Financing Documents shall be used by Premier solely to pay Permitted Land-Based Project Costs in accordance with the Bond Financing Documents and this Disbursement Agreement.

          5.10 APPLICATION OF INSURANCE AND CONDEMNATION PROCEEDS. If any Event of Loss shall occur with respect to the Facility or any other asset of the Issuer, the Issuer shall (a) promptly upon discovery or receipt of notice thereof to provide written notice thereof to the Disbursement Agent, and (b) diligently to pursue all its rights to compensation against all relevant insurers, reinsurers and/or governmental authorities, as applicable, in respect of such event to the extent that the Issuer has a reasonable basis for a claim for compensation or reimbursement, including, without limitation, under any insurance policy required to be maintained hereunder. All amounts and proceeds (including instruments) in respect of any Event of Loss, including the proceeds of any insurance policy required to be maintained by the Issuer hereunder (collectively, "LOSS PROCEEDS") shall be applied as provided in this Section. All Loss Proceeds (other than those in respect of the FF&E Collateral which shall be governed by the FF&E Financing documentation) shall be paid by the insurers, reinsurers, governmental authorities or other payors directly to the Disbursement Agent for deposit in the Construction Disbursement Account. If any Loss Proceeds are paid directly to the Issuer, any Affiliate of the Issuer, the Trustee or any Noteholder by any insurer, reinsurer, governmental authority or such other payor, (i) such Loss Proceeds shall be received in trust for the Disbursement Agent, (ii) such Loss Proceeds shall be segregated from other funds of the Issuer or such other Person, and (iii) the Issuer or such other Person shall pay (or, if applicable, the Issuer shall cause such of its Affiliates to pay) such Loss Proceeds over to the Disbursement Agent in the same form as received (with any necessary endorsement) for deposit in the Construction Disbursement Account. Any Loss Proceeds deposited in the Construction Disbursement Account (1) prior to the Initial Operating Date, shall be disbursed to pay Project Costs pursuant to the requirements of SECTION 4 hereof; (2) after the Initial Operating Date, shall be disbursed to pay for or reimburse Premier for the actual cost of a permitted use of the Net Loss Proceeds as provided in the Indenture; or (3) at any time, shall be applied (together with funds on deposit in the Interest Reserve Account) to prepay or redeem the First Mortgage Notes in accordance with the Indenture.

    6. TIDELANDS LEASE ACCOUNT. The following covenant applies during the Construction Period and the Operating Period:

          6.1    DEPOSITS INTO TIDELANDS LEASE ACCOUNT.

          Premier shall:

          (i) during the Construction Period concurrently with the delivery of each Available Funds Certificate pursuant to SECTION 5.4 if the Tidelands Lease Shortage Amount is greater than zero and within two (2) Business Days after the Tidelands Lease Required Payment has increased: (a) deliver to the Disbursement Agent an Officer's Certificate in the form of EXHIBIT C-6 (the "TIDELANDS LEASE CERTIFICATE") certifying as to the amount of the Tidelands Lease Required Payment and the Tidelands

Lease Shortage Amount, if any; and (b) deposit cash into the Tidelands Lease Account an amount equal to any Tidelands Lease Shortage Amount, or submit a Project Budget Amendment Certificate applying available contingency or Realized Savings to fund such Tidelands Lease Shortage Amount and instruct the Disbursement Agent in the Tidelands Lease Certificate to transfer the Tidelands Lease Shortage Amount from the Construction Disbursement Account into the Tidelands Lease Account.

          (ii) during the Operating Period, not later than the second (2nd) Business Day of the month, and within two Business Days after the Tidelands Lease Required Payment has increased: (a) deliver to the Disbursement Agent an Officer's Certificate in the form of EXHIBIT C-6 (the "TIDELANDS LEASE CERTIFICATE") certifying as to the amount of the Tidelands Lease Required Payment and the Tidelands Lease Shortage Amount, if any; and (b) deposit cash into the Tidelands Lease Account an amount equal to any Tidelands Lease Shortage Amount, or submit a Project Budget Amendment Certificate applying available contingency or Realized Savings to fund such Tidelands Lease Shortage Amount and instruct the Disbursement Agent in the Tidelands Lease Certificate to transfer the Tidelands Lease Shortage Amount from the Construction Disbursement Account into the Tidelands Lease Account.

    7.  LIMITATION OF LIABILITY.

          7.1 LIMITATION OF DISBURSEMENT AGENT'S LIABILITY. The Disbursement Agent's responsibility and liability under this Agreement shall be limited as follows: (a) the Disbursement Agent does not represent, warrant or guaranty to the Trustee or the Noteholders the performance of the Issuer, the Architect, any Contractor or provider of materials or services in connection with construction of the Facility; (b) the Disbursement Agent shall have no responsibility to the Issuer, the Trustee or the Noteholders as a consequence of performance by the Disbursement Agent hereunder except for any gross negligence or willful misconduct of the Disbursement Agent; (c) the Issuer shall remain solely responsible for all aspects of its business and conduct in connection with its Site and the Facility, including, but not limited to, the quality and suitability of the Plans, the supervision of the work of construction, the qualifications, financial condition and performance of all architects, engineers, contractors, subcontractors, suppliers, consultants and property managers, the accuracy of all applications for payment, and the proper application of all disbursements; (d) the Disbursement Agent is not obligated to supervise, inspect or inform the Issuer, the Trustee or any third party of any aspect of the construction of the Facility or any other matter referred to above; and (e) the Disbursement Agent owes no duty of care to the Issuer to protect against, or to inform the Issuer against, any negligent, faulty, inadequate or defective design or construction of the Facility, provided that the Disbursement Agent shall inform the Issuer if the Disbursement Agent has Knowledge of such condition. The Disbursement Agent shall have no duties or obligations hereunder except as expressly set forth herein (including with respect to review of the substantive terms and conditions of any contracts delivered to the Disbursement Agent), shall be responsible only for the performance of such duties and obligations, shall not be required to take any action otherwise than in accordance with the terms hereof and shall not be in any manner liable or responsible for any loss or damage arising by reason of any act or omission to act by it hereunder or in connection with any of the transactions contemplated hereby, including, but not limited to, any loss that may occur by reason of forgery, false representations, the exercise of its discretion, or any other reason, except for its gross negligence or willful misconduct. Copies of any Project Budget Amendment Certificate, Contract Amendment Certificate, Final Plan Amendment

Certificate or Additional Contract Certificate that are provided to the Disbursement Agent pursuant to this Agreement shall not be construed as requiring the Disbursement Agent's approval of the Project Budget, Construction Contract or Final Plans associated therewith. In addition, the Disbursement Agent shall have no responsibility to inquire into or determine the genuineness, authenticity, or sufficiency of any certificates, documents or instruments submitted to it in connection with its duties hereunder, and shall be entitled to deem the signatures on any such certificates, documents or instruments submitted to it hereunder as being those purported to be authorized to sign such certificates, documents or instruments on behalf of the parties hereto and shall be entitled to rely upon the genuineness of the signatures of such signatories without inquiry and without requiring substantiating evidence of any kind.

          7.2 LIMITATION OF INDEPENDENT CONSTRUCTION CONSULTANT'S LIABILITY. The Independent Construction Consultant's responsibility and liability under this Agreement shall be limited as follows: (a) the Independent Construction Consultant does not represent, warrant or guaranty to the Trustee or the Noteholders the performance of the Issuer, the Disbursement Agent, the General Contractor, the Architect or any Contractor, subcontractor or provider of materials or services in connection with construction of the Facility; (b) except to the extent the Independent Construction Consultant has Knowledge, the Independent Construction Consultant shall not be responsible for, and shall not be obligated to make any specific inquiry with respect to, matters pertaining to: historical architecture review, gaming regulatory authorities, gaming licenses, liens against the Facility (except in connection with the responsibilities of the Independent Construction Consultant set forth herein); and (c) the Issuer shall remain solely responsible for all aspects of its business and conduct in connection with the Facility, the accuracy of all applications for payment, and the proper application of all disbursements. The Independent Construction Consultant shall have no duties or obligations hereunder, except as expressly set forth herein and in the Independent Construction Consultant's Engagement Agreement, shall be responsible only for the performance of such duties and obligations, shall not be required to take any action otherwise than in accordance with the terms hereof and shall not be in any manner liable or responsible for any loss or damage arising by reason of any act or omission to act by it hereunder or in connection with any of the transactions contemplated hereby, including, but not limited to, any loss that may occur by reason of forgery, false representations, the exercise of its discretion, or any other reason, except for its gross negligence or willful misconduct. The Independent Construction Consultant shall have the right to rely (so long as such reliance is reasonable and in good faith) on certificates received from the Issuer, the Architect and the General Contractor. Anything in this Agreement to the contrary notwithstanding, in no event shall the Independent Construction Consultant be liable to any party hereto for any form of special, indirect or consequential damages, including, without limitation, damages for economic loss (such as business interruption or loss of profits, however the same may be caused).

    8. INDEMNITY AND INSURANCE. Each of Premier and PFC hereby indemnifies, holds harmless and defends the Disbursement Agent and its officers, directors, agents and employees from and against any and all claims, actions, obligations, liabilities and expenses, including defense costs, investigative fees and costs, legal fees, and claims for damages, arising from the Disbursement Agent's performance under this Agreement, except to the extent that such liability, expense or claim is attributable to the gross negligence or willful misconduct of the Disbursement Agent. The foregoing indemnities in this paragraph shall survive the resignation or substitution of the Disbursement Agent or the termination of this Agreement.

    9. TERMINATION. This Agreement shall terminate automatically 91 days after the repayment and performance of all First Mortgage Note Obligations; PROVIDED, HOWEVER, that the obligations of the Issuer under SECTION 8 of this Agreement shall survive termination of this Agreement.

    10. SUBSTITUTION OR RESIGNATION OF THE DISBURSEMENT AGENT.

          10.1 PROCEDURE. A resignation or removal of the Disbursement Agent and appointment of a successor Disbursement Agent shall become effective only upon the successor Disbursement Agent's acceptance of appointment as provided in this SECTION 10.

                 10.1.1 The Disbursement Agent may resign in writing at any time and be discharged from all duties hereunder upon 60 days' written notice to all parties hereto subject to this SECTION 10.1.4. The Trustee or the Noteholders of a majority in principal amount of the then outstanding First Mortgage Notes may remove the Disbursement Agent as provided below by so notifying the Disbursement Agent and the Issuer in writing, if:

                 (a)     the Disbursement Agent fails to comply with
SECTION 10.3 hereof;

                 (b) the Disbursement Agent is adjudged a bankrupt or an insolvent or an order for relief is entered with respect to the Disbursement Agent under any Bankruptcy Law;

                 (c) a custodian or public officer takes charge of the Disbursement Agent or its property; or

                 (d)     the Disbursement Agent becomes incapable of acting.

                 10.1.2 If the Disbursement Agent resigns or is removed or if a vacancy exists in the office of Disbursement Agent for any reason, the Trustee shall, and the Noteholders of a majority in principal amount of the then outstanding First Mortgage Notes (if such Noteholders provided a notice pursuant to SECTION 10.1.1 or if there is no Trustee capable of acting at such time) may, promptly appoint a successor Disbursement Agent acceptable to the Issuer. Within one year after any successor Disbursement Agent appointed by the Trustee takes office, the Noteholders of a majority in principal amount of the then outstanding First Mortgage Notes may appoint a successor Disbursement Agent acceptable to the Issuer to replace the successor Disbursement Agent appointed by the Trustee.

                 10.1.3 If a successor Disbursement Agent does not take office within 60 days after the retiring Disbursement Agent resigns or is removed, the retiring Disbursement Agent, the Trustee, the Issuer or the Noteholders of at least 10% in principal amount of the then outstanding First Mortgage Notes may petition any court of competent jurisdiction for the appointment of a successor Disbursement Agent.

                 10.1.4 A successor Disbursement Agent shall deliver a written acceptance of its appointment to the retiring Disbursement Agent, the Issuer and the Trustee. Thereupon, the resignation or removal of the retiring Disbursement Agent shall become effective, and the successor Disbursement Agent shall have all the rights, powers and duties of the Disbursement Agent under this Agreement. The retiring Disbursement Agent shall promptly transfer all property held by it as Disbursement Agent to the successor Disbursement Agent.

          10.2 SUCCESSOR DISBURSEMENT AGENT BY MERGER, ETC. If the Disbursement Agent consolidates, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the successor corporation without any further act shall be the successor Disbursement Agent.

          10.3 ELIGIBILITY; DISQUALIFICATION. The Disbursement Agent shall at all times be a bank chartered under the laws of the United States of America or of any state thereof that is authorized under such laws to exercise corporate trust power, that is subject to supervision or examination by federal or state authorities and that has a combined capital and surplus of at least $100 million as set forth in its most recent published annual report of condition and a Thomson's Bank Watch rating of AA- or better.

          10.4 CONSENT OF INDEPENDENT CONSTRUCTION CONSULTANT. The Independent Construction Consultant acknowledges and agrees that the Trustee shall have the right to change the party acting as the "Disbursement Agent" pursuant to this Agreement, and the Trustee agrees to provide written notice to the Independent Construction Consultant of any such change.

    11.   INDEPENDENT CONSTRUCTION CONSULTANT.

          11.1 REMOVAL AND FEES. Only the Trustee in its sole discretion may remove the Independent Construction Consultant from time to time and upon such removal a replacement acceptable to the Trustee shall be appointed in consultation with the Issuer (unless an Event of Default exists). Notice of any replacement Independent Construction Consultant shall be given by the Trustee to the Disbursement Agent, the Issuer and the Independent Construction Consultant being replaced. All reasonable fees and expenses of the Independent Construction Consultant (whether the original ones or replacements) shall be paid by the Issuer. Neither the Disbursement Agent nor the Issuer shall have the right to remove the Independent Construction Consultant or appoint a replacement. The Issuer is a party to the Independent Construction Consultant's Engagement Agreement and hereby agrees to timely pay all fees of the Independent Construction Consultant set forth therein in accordance with the terms thereof.

          11.2 DUTIES. The Independent Construction Consultant shall be contractually obligated to the Trustee to carry out the activities required of it in this Agreement and in the Construction Consultant Engagement Agreement and as otherwise requested by the Trustee, the Issuer, and the Disbursement Agent. Trustee shall remove Independent Construction Consultant at request of Issuer if Issuer determines that Independent Construction Consultant is incompetent or failed to perform a material obligation under this Agreement or the Independent Construction Consultant's Engagement Agreement.

          11.3 ACTS OF DISBURSEMENT AGENT. The Disbursement Agent will take such actions as the Trustee or the Issuer may reasonably request to cause the Independent Construction Consultant to act diligently in the issuance of all certificates required to be delivered by the Independent Construction Consultant hereunder and to otherwise fulfill their obligations to the Trustee as described in the first sentence of SECTION 10.2.

    12. STATEMENT OF SECURITIES ACCOUNTS. Upon the request of the Issuer or the Trustee from time to time, the Disbursement Agent shall deliver to the Issuer and the Trustee an account statement prepared by the Disbursement Agent in a form satisfactory to the Trustee and the

Issuer setting forth with reasonable particularity the balance of funds then in the Securities Accounts and the manner in which such funds are invested; PROVIDED, HOWEVER, that the Disbursement Agent shall not be required to provide such statements more often than weekly. The parties hereto irrevocably instruct the Disbursement Agent that on the first date upon which the balance in any Securities Account is reduced to zero, the Disbursement Agent shall deliver to the Trustee and the Issuer a notice that the balance in such Securities Account has been reduced to zero.

    13.   MISCELLANEOUS.

          13.1 WAIVER. Any party hereto may specifically waive any breach of this Agreement by any other party, but no such waiver shall be deemed to have been given unless such waiver is in writing, signed by the waiving party and specifically designates the breach waived, nor shall any such waiver constitute a continuing waiver of similar or other breaches.

          13.2 INVALIDITY. If, for any reason whatsoever, any one or more of the provisions of this Agreement shall be held or deemed to be inoperative, unenforceable or invalid in a particular case or in all cases, such circumstances shall not have the effect of rendering any of the other provisions of this Agreement inoperative, unenforceable or invalid, and the inoperative, unenforceable or invalid provision shall be construed as if it were written so as to effectuate, to the maximum extent possible, the parties' intent.

          13.3 NO AUTHORITY. The Disbursement Agent shall not have any authority to, and shall not make any warranty or representation or incur any obligation on behalf of, or in the name of, the Trustee.

          13.4 ASSIGNMENT. This Agreement is personal to the parties hereto, and the rights and duties of any party hereunder shall not be assignable except with the prior written consent of the other parties. In any event, this Agreement shall inure to and be binding upon the parties and their successors and permitted assigns.

          13.5 BENEFIT. The parties hereto and their respective successors and assigns, but no others, shall be bound hereby and entitled to the benefits hereof.

          13.6 TIME. Time is of the essence of each provision of this Agreement.

          13.7 ENTIRE AGREEMENT; AMENDMENTS. This Agreement (together with the Indenture and the Collateral Documents) contains the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes any and all prior agreements, understandings and commitments, whether oral or written. This Agreement may be amended only by a writing signed by duly authorized representatives of all parties.

          13.8 NOTICES. All notices and other communications required or permitted to be given or made under this Agreement shall be in writing and shall be deemed to have been duly given and received, regardless of when and whether received, either: (a) on the day of hand delivery; or (b) on the day sent, when sent by United States certified mail, postage and certification fee prepaid, return receipt requested; or by facsimile transmission, in each case, addressed as follows:

          To the Disbursement Agent:

          U.S. Bank National Association
          60 Livingston Avenue
          St. Paul, MN 55107-2292
          Attn: Frank Leslie
          Telephone No.:  (651) 495-3913
          Telecopy No.:  (651) 495-8097

          To the Trustee:

          U.S. Bank National Association,
          60 Livingston Avenue
          St. Paul, MN 55107-2292
          Attn: Frank Leslie
          Telephone No.:  (651) 495-3913
          Telecopy No.:  (651) 495-8097

          To the Issuer:

          Premier Entertainment Biloxi LLC
          11400 Reichold Road
          Gulfport, Mississippi 39503
          Telecopy No.: (228) 594-4021
          Telephone No.: (228) 896-4078
          Attn: Joseph Billhimer

          with a copy to:

          Balch & Bingham LLP
          1310 Twenty Fifth Avenue
          Gulfport, Mississippi 39501
          Telephone:  (228) 214-0411
          Facsimile:  (888) 506-8674
          Attention:  Ricky J. Cox, Esquire

          with a further copy to:

          Duane Morris LLC
          227 West Monroe Street, Suite 3400
          Chicago, Illinois 60606
          Attention:  Brian P. Kerwin, Esq.
          Telephone:  (312) 499-6737
          Facsimile:  (312) 499-6701

          To the Independent Construction Consultant:

          Professional Associates Construction Services
          942 East Chapman Avenue
          Orange, California 92866

          Attention: Kent Robertson
          Telephone: (714) 289-2330
          Facsimile: (714) 289-2979

          To the Issuing Agent:

          Balch & Bingham LLP
          1310 Twenty Fifth Avenue
          Gulfport, Mississippi 39501
          Telephone:  (228) 864-9900
          Facsimile: (228) 864-8221
          Attention:     Jennifer Signs, Esq.
                         email:  jsigns@balch.com
                         Rodger Wilder, Esq.
                         email:  rwilder@balch.com
                         Luther Boyd, Esq.
                         email:  lboyd@balch.com

or at such other address as the specified entity most recently may have designated in writing in accordance with this SECTION 13.8 to the others.

          13.9 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

          13.10 CAPTIONS. Captions in this Agreement are for convenience only and shall not be considered or referred to in resolving questions of interpretation of this Agreement.

          13.11 RIGHT TO CONSULT COUNSEL. Each of the Disbursement Agent and the Trustee may, if any of them deems necessary or appropriate, consult with and be advised by counsel (whether such counsel shall be regularly retained or specifically employed) in respect of their duties hereunder. Each of the Disbursement Agent or the Trustee shall be entitled to reasonably rely upon the advice of its counsel in any action taken in its capacity as the Disbursement Agent or the Trustee, as the case may be, hereunder and shall be protected from any liability of any kind for actions taken in reasonable reliance upon such opinion of its counsel. The Issuer agrees to pay all such reasonable counsel fees actually incurred.

          13.12 CHOICE OF LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York including without limitation, SECTION 5-1401 of the New York General Obligations Law; PROVIDED, HOWEVER, that with respect to the creation, attachment, perfection or priority of the security interest in any Collateral, the governing law shall be the applicable UCC as set forth in the definition of the term "UCC".

          13.13 DESIGNATION OF APPLICABLE COURTS AND JURISDICTIONS. Each of Premier and PFC hereby irrevocably consents to the following courts, jurisdictions and venues for the judicial action described in SECTION 13.12 above (the "APPLICABLE COURTS"): (a) the United States District Court for the Southern District of New York, and all courts to which any appeal therefrom may be available; (b) any court of the State of New York, and all courts to which any appeal therefrom may be available; and (c) if none of the foregoing courts shall have or accept jurisdiction, then any other federal or state court, and all courts to which any appeal therefrom may be available.

          13.14 SURETYSHIP WAIVERS. Each of Premier and PFC hereby waives any and all defenses available to a surety or guarantor, whether arising as a result of the joint and several liability hereunder or otherwise. Without limiting the generality of the foregoing, the waivers of the guarantors under SECTION 13.01 of the Indenture are hereby incorporated herein by this reference mutatis mutandis and such waivers shall be deemed to be made by Premier and PFC hereunder as if such waivers had been expressly set forth herein.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have each caused this Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.

                                   U.S. BANK NATIONAL ASSOCIATION, a
                                   national banking association, as Disbursement Agent


                                   By: /s/ Frank P. Leslie
                                      ------------------------------------------
                                      Name: Frank P. Leslie
                                      Title: Vice President

                                   U.S. BANK NATIONAL ASSOCIATION, a
                                   national banking association, as Trustee


                                   By: /s/ Frank P. Leslie
                                      ------------------------------------------
                                      Name: Frank P. Leslie
                                      Title: Vice President

                                   PREMIER ENTERTAINMENT BILOXI LLC,
                                   a Delaware limited liability company


                                   By: /s/ Joseph Billhimer
                                      ------------------------------------------
                                      Name: Joseph Billhimer
                                      Title: President and COO

                                   PREMIER FINANCE BILOXI CORP.,
                                   a Delaware corporation


                                   By: /s/ Joseph Billhimer
                                      --------------------------------------
                                      Name: Joseph Billhimer
                                      Title: President and COO

                                   PROFESSIONAL ASSOCIATES
                                   CONSTRUCTION SERVICES, INC.
                                   a California corporation


                                   By: /s/ Kent Robertson
                                      ------------------------------------------
                                      Name: Kent Robertson
                                      Title: Secretary-Treasurer

             EXHIBIT A TO CASH COLLATERAL AND DISBURSEMENT AGREEMENT
                        INITIAL DISBURSEMENTS CERTIFICATE

                                January 23, 2004


U.S. Bank National Association,
as Disbursement Agent
60 Livingston Avenue
St. Paul, MN 55107-2292
Attn: Frank Leslie

          Re: Premier Entertainment Biloxi LLC ("PREMIER") and Premier Finance Biloxi Corp. ("PFC", and jointly and severally with Premier, the "ISSUER") Cash Collateral and Disbursement Agreement
                Initial Construction Disbursements

Ladies and Gentlemen:

               This Initial Disbursements Certificate is delivered to you pursuant to SECTION 4.1 of that certain Cash Collateral and Disbursement Agreement dated as of January 23, 2004 (the "AGREEMENT"). Capitalized terms used herein shall have the meanings assigned to such terms in the Agreement.

          The Issuer hereby irrevocably instructs the Disbursement Agent to disburse the following sums from the Construction Disbursement Account to the following parties:

          (a) (i) transfer $115,415.18 from the Construction Disbursement Account (U.S. Bank, N.A. Account No. 744829001) to the PFC Payment Account (U.S. Bank, N.A. Account No. 744829004; which shall be deemed to be an equity contribution to PFC); and (ii) immediately after such funds have been transferred into the PFC Payment Account, transfer such funds from the PFC Payment Account to the Bond Trustee's Construction Disbursement Account (U.S. Bank, N.A. Account No. 744829009), and disburse such amounts from the Bond Trustee's Construction Disbursement Account to the following parties for payment of cost of issuance fees relating to the Bonds:

               Mississippi Business Finance Corp.            $   40,000.00
               Watkins, Ludlam, Winter & Stennis, P.A.       $   61,415.18
               Holley Grubbs, Mitcham & Phillips             $    9,000.00
               Balch & Bingham LLP                           $    5,000.00

          (b) (i) transfer $500,000.00 from the Construction Disbursement Account (U.S. Bank, N.A. Account No. 744829001) to the PFC Payment Account (U.S. Bank, N.A. Account No. 744829004; which shall be deemed to be an equity contribution to PFC); and (ii) immediately

                                   Page 1 of 4
                                    EXHIBIT A
after such funds have been transferred into the PFC Payment Account, transfer such funds from the PFC Payment Account to the Company's Direct Disbursement Account (U.S. Bank, N.A. Account No. 744829010);

          (c) $2,218,068.50 TO THE GENERAL CONTRACTOR (ROY ANDERSON CORP.) for payment of the following amounts under the GMP Contract:

               Mobilization fee                              $   75,000.00
               Balance of Required Commencement Deposit
               for Corn Island Shipyard, Inc.                $  175,830.50
               Pre-Construction (general conditions) Costs   $  126,471.00
               Reigstad and Associates, Inc.                 $  125,000.00
               General Contractor's Performance Bond         $  614,679.00
               Contractor's Insurance                        $  893,333.00
               Building Permit                               $  164,579.00
               Corn Island Performance Bond                  $   43,176.00

          (d) $671,447.82 TO THE ARCHITECT (PAUL STEELMAN LTD.), as payment of certain fees incurred under the Architectural Services Agreement for payment of design and construction drawings;

          (e) $16,875.00 TO THE INDEPENDENT CONSTRUCTION CONSULTANT (PROFESSIONAL ASSOCIATES CONSTRUCTION SERVICES), as compensation payable to the Independent Construction Consultant pursuant to SECTION 3.3 of the Agreement for the first month after the Issuance Date;

          (f) $650,000.00 TO DUANE MORRIS LLP, as payment of certain legal fees incurred in connection with the issuance of the First Mortgage Notes;

          (g) $425,000.00 TO BALCH & BINGHAM LLP, as payment of certain legal fees undertaken in connection with the issuance of the First Mortgage Notes;

          (h) $213,486.45 TO BALCH & BINGHAM LLP, as Issuing Agent for First American Title Insurance Company, as Title Insurer, as payment of real estate taxes incurred in connection with the Site;

          (i) $168,000.00 TO BALCH & BINGHAM LLP, as Issuing Agent for First American Title Insurance Company, as Title Insurer, as payment of title insurance premiums for the Trustee's Title Policies; and

          (j) $150.00 TO BALCH & BINGHAM LLP, as Issuing Agent for First American Title Insurance Company, as Title Insurer, as payment of recording fees incurred in connection with the recordation of certain Transaction Documents.

                                   Page 2 of 4
                                    EXHIBIT A

          (k) $59,505.57 TO LATHAM & WATKINS LLP, as payment of certain legal fees incurred in connection with the issuance of the First Mortgage Notes;

          (l) $13,333.33 TO HARD ROCK CAFE INTERNATIONAL, as payment of technical service fee pursuant to the Hard Rock License Agreement;

          (m) $298,053.42 TO MERRILL CORP., as payment of printing costs incurred in connection with the issuance of the First Mortgage Notes;

          (n) $80,851.23 TO BANK OF AMERICA, as payment of certain road show expenses incurred in connection with the issuance of the First Mortgage Notes; and

          (o)  $131,250.00 TO AON, as payment of D&O insurance coverage.

          THE TOTAL AMOUNT OF DISBURSEMENTS REQUESTED BY THIS INITIAL DISBURSEMENTS CERTIFICATE IS $5,561,436.50.

          Premier Finance Biloxi Corp., a Delaware corporation, hereby confirms that the conditions precedent set forth in SECTION 8 of the Bond Purchase Contract have been satisfied or waived. The amounts transferred to the Bond Trustee's Construction Disbursement Account shall be used solely for the purpose of purchasing Bonds and paying Permitted Land-Based Project Costs as identified on the copy of the Bond Requisition attached hereto as Exhibit 1 in accordance with the Bond Financing Documents. The amounts transferred to the Company's Direct Disbursement Account shall be used solely for the purpose of purchasing Bonds and paying Permitted Land-Based Project Costs from time to time in accordance with the Bond Financing Documents.

          The Disbursement Agent is entitled to rely on the foregoing representations, warranties and certifications in authorizing and making the disbursements requested by this Initial Disbursements Certificate.

                            [SIGNATURE PAGE FOLLOWS]


                                   Page 3 of 4
                                    EXHIBIT A

     IN WITNESS WHEREOF, the undersigned has executed this Initial Disbursement Certificate as of this 23rd day of January, 2004.


                              PREMIER ENTERTAINMENT BILOXI LLC,
                              on behalf of itself and Premier Finance Biloxi Corp., as Issuer


                              By:
                                 --------------------------------------------
                              Name:   Joseph Billhimer
                              Title:  President/Chief Operating Officer


                              PREMIER FINANCE BILOXI CORP.


                              By:
                                 --------------------------------------------
                              Name:   Joseph Billhimer
                              Title:  President


                                   Page 4 of 4
                                    EXHIBIT A

                             EXHIBIT 1 TO EXHIBIT A

                                BOND REQUISITION

                       [ISSUER TO ATTACH COPY OF COMPLETED
                            INITIAL BOND REQUISITION]


                                   Page 1 of 1
                             EXHIBIT 1 TO EXHIBIT A

            EXHIBIT B-1 TO CASH COLLATERAL AND DISBURSEMENT AGREEMENT
                     FORM OF ISSUER'S CLOSING CERTIFICATION

                                __________, 20__

U.S. Bank National Association,
as Disbursement Agent
60 Livingston Avenue
St. Paul, MN 55107-2292
Attn: Frank Leslie

Re: Premier Entertainment Biloxi LLC ("PREMIER") and Premier Finance Biloxi Corp. ("PFC", and jointly and severally with Premier, the "ISSUER") Cash Collateral and Disbursement Agreement
     Issuer's Closing Certification

Ladies and Gentlemen:

     This Issuer's Closing Certification is delivered to you pursuant to SECTION
4.1 of that certain Cash Collateral and Disbursement Agreement dated as of January 23, 2004 (the "AGREEMENT"). Capitalized terms used herein shall have the meanings assigned to such terms in the Agreement.

     The Issuer hereby certifies to you as follows:

     (a) As of the date hereof, we believe the Initial Operating Date will occur on or prior to the Operating Deadline.

     (b) The Initial Project Budget attached hereto as EXHIBIT 1 constitutes the Project Budget presently in effect for the Facility.

     (c) The Remaining Budget Amount Column of the Initial Project Budget accurately sets forth in all material respects the anticipated Construction Expenses through the Initial Operating Date and the various components of the Facility identified thereon as line items, all within the respective line item allocations established for those components set forth in the Initial Project Budget.

     (d) The Remaining Budget Amount Column of the Initial Project Budget also accurately sets forth in all material respects all anticipated Pre-Opening Expenses which the Issuer will need to incur in order for the Initial Operating Date to occur on or prior to the Operating Deadline, all within the line item allocations established for those components set forth in the Initial Project Budget.

     (e) As of the date hereof, there are sufficient Available Construction Funds to pay for the anticipated costs described in Paragraphs (b) and (c) above, and, after giving effect to the Initial Disbursements, the Issuer does not believe that any other material expenses will need to be incurred by the Issuer in order to cause the Initial Operating Date to occur on or prior to the Operating Deadline.

                                   Page 1 of 4
                                   EXHIBIT B-1

     (f) Attached hereto as EXHIBIT 2 is (i) a list of all contractors, subcontractors, suppliers and materialmen that have provided work, supplies and/or labor in connection with the construction of the Facility to date, (ii) a list of all contractors, subcontractors, suppliers and materialmen that have provided work, supplies and/or labor in connection with the Facility that will receive payment pursuant to the Initial Disbursements Certificate, and (iii) lien releases, affidavits and agreements in the form specified by EXHIBITS M-1, M-2 and M-3 from Owner and each Contractor identified in the Initial Disbursements Certificate for payment of Project Costs and otherwise in form and substance reasonably satisfactory to the Independent Construction Consultant (PROVIDED, HOWEVER, lien releases, affidavits and agreements need not be provided from a single Contractor with a contract price (or expected aggregate amount to be paid in the case of "cost plus" contracts) of less than $100,000). All work performed and materials delivered to date with respect to the Facility which could result in a lien against the Facility have been previously paid for by the Issuer or will be timely paid for with the proceeds of the Initial Disbursements (in each case subject to withheld Retainage Amounts), and no lien, notice of lien, or notice of extension of time for filing of lien has been filed against the Facility in favor of any contractor, subcontractor, supplier or materialman which has not been removed of record prior to the date hereof.

     (g) EXHIBIT 3 lists all Construction Contracts entered into as of the date hereof. The Issuer has delivered copies of all such Construction Contracts that are Material Construction Contracts (together with, for each such Material Construction Contract, if and to the extent required under SECTION 5.3 of the Agreement a consent in the form attached to the Agreement and copies of any applicable performance and payment bonds required under SECTION 4.2.2(C) of the Agreement) to the Disbursement Agent and the Independent Construction Consultant.

     (h) The Issuer is not and, to the Issuer's Knowledge, no other party to any Transaction Document or Material Construction Contract (other than any Transaction Document or Material Construction Contract not in existence as of the Issuance Date) is, or (but for the passage of time or the giving of notice or both) will be, in breach of any material obligation thereunder.

     (i) The Preliminary Plans for the Facility as of the date hereof are described on EXHIBIT 4 and the Final Plans for the Facility as of the date hereof are described on EXHIBIT 5. All of such Final Plans:

          (i) have received all approvals from all governmental authorities required to approve such Plans that are necessary to commence construction of such work or improvements described therein;

          (ii) contain sufficient specificity to permit completion of such work or improvement described therein;

          (iii) are consistent with constructing the Facility to include the Minimum Facilities;

          (iv) have been signed by an architect licensed to practice architecture in the State of Mississippi;

                                   Page 2 of 4
                                   EXHIBIT B-1

          (v) call for construction of the Facility in a manner consistent with the Initial Operating Date occurring on or prior to the Operating Deadline; and

          (vi)   have been delivered to the Disbursement Agent.

     (j) The only Applicable Permits that will be required for the construction of the Facility and the operation of the Facility (as of the Initial Operating
Date) are listed on EXHIBIT 9 attached hereto (the "AGREED PERMITS").

     (k) Each representation and warranty of (i) the Issuer set forth in the Agreement or in any of the other Transaction Documents, or in any certificates delivered in connection with any of the foregoing, is true, correct and complete in all material respects as if made on the date hereof (except that any representation and warranty that relates expressly to an earlier date shall be deemed made only as of such earlier date), and (ii) the General Contractor, the Independent Construction Consultant, the Architect and each other party (other than the Issuer) to a Material Construction Contract set forth in its respective Material Construction Contract, is, to the Issuer's Knowledge, true, correct and complete in all material respects as if made on the date hereof (except that any representation and warranty that relates expressly to an earlier date shall be deemed made only as of such earlier date).

     (l) The Transaction Documents required under applicable law to have been approved by the Mississippi Gaming Commission have been approved by the Mississippi Gaming Commission, and Premier has obtained all necessary approvals of its site development plan.

     (m)  No Event of Default exists.

          The Disbursement Agent is entitled to rely on the foregoing representations, warranties and certifications in authorizing and making the Initial Disbursements.

     Attached to this Issuer's Closing Certification as EXHIBITS 6 through 8 are certificates from the General Contractor, the Independent Construction Consultant and Architect.

                           PREMIER ENTERTAINMENT BILOXI LLC,
                           on behalf of itself and Premier Finance Biloxi Corp., as Issuer


                           By:
                              -------------------------------------------------
                           Name:
                           Title:


                                   Page 3 of 4
                                   EXHIBIT B-1

                            EXHIBIT 1 TO EXHIBIT B-1
                             INITIAL PROJECT BUDGET



                                   Page 1 of 1
                            EXHIBIT 1 TO EXHIBIT B-1

                            EXHIBIT 2 TO EXHIBIT B-1
              LIST OF CONTRACTORS, SUBCONTRACTORS AND LIEN RELEASES



                                   Page 1 of 1
                            EXHIBIT 2 TO EXHIBIT B-1

                            EXHIBIT 3 TO EXHIBIT B-1
                         LIST OF CONSTRUCTION CONTRACTS



                                   Page 1 of 1
                            EXHIBIT 3 TO EXHIBIT B-1

                            EXHIBIT 4 TO EXHIBIT B-1
                                PRELIMINARY PLANS



                                   Page 1 of 1
                            EXHIBIT 4 TO EXHIBIT B-1

                            EXHIBIT 5 TO EXHIBIT B-1
                                   FINAL PLANS



                                   Page 1 of 1
                            EXHIBIT 5 TO EXHIBIT B-1

                            EXHIBIT 6 TO EXHIBIT B-1
                    FORM OF GENERAL CONTRACTOR'S CERTIFICATE

                                 _________, 20__


U.S. Bank National Association,
as Disbursement Agent
60 Livingston Avenue
St. Paul, MN 55107-2292
Attn: Frank Leslie

Premier Entertainment Biloxi, LLC
11400 Reichold Road
Gulfport, Mississippi 39503
Attn: Joseph Billhimer

          Re: Premier Entertainment Biloxi LLC ("PREMIER") and Premier Finance Biloxi Corp. ("PFC", and jointly and severally with Premier, the "ISSUER") Cash Collateral and Disbursement Agreement
               Issuer's Closing Certification dated __________, 20__

Ladies and Gentlemen:

     Roy Anderson Corp (the "GENERAL CONTRACTOR"), hereby certifies to each of you as follows:

     (a) The General Contractor has reviewed the above referenced Issuer's Closing Certification from the Issuer and the Cash Collateral and Disbursement Agreement dated as of January 23, 2004 (the "AGREEMENT"), to which the Issuer is a party, to the extent necessary to understand the defined terms contained herein and in the Issuer's Closing Certification that are incorporated by reference from the Agreement, and to provide the certification contained herein. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Agreement.

     (b) The General Contractor hereby certifies and confirms that it believes that, with respect to that portion of the Facility to be constructed pursuant to the GMP Contract entered into by the General Contractor, the Initial Operating Date will occur on or prior to the Operating Deadline.

     (c) The General Contractor hereby certifies that to the best of its Knowledge, the Facility with the Minimum Facilities may be constructed in accordance within the Initial Project Budget identified in Issuer's Closing Certification.

                                   Page 1 of 2
                            EXHIBIT 6 TO EXHIBIT B-1

     (d) The list of contractors, subcontractors and suppliers and materialmen in EXHIBIT 2 to Issuer's Closing Certificate: (i) relating to the GMP Contract (including the "Direct Purchase Items" as defined in the GMP Contract) are true and accurate; and (ii) relating to any other Construction Contracts are, to the General Contractor's Knowledge, true and accurate.

     (e) The list of Construction Contracts in EXHIBIT 3 to the Issuer's Closing Certificate: (i) relating to the GMP Contract (including the "Direct Purchase Items" as defined in the GMP Contract) are true, accurate and complete; and (ii) relating to any other Construction Contracts are, to the General Contractor's Knowledge, true, accurate and complete.

     (f) The General Contractor is not and, to the General Contractor's Knowledge, Premier is not, or (but in the passage of time or giving of notice or both) will not be, in breach of any material obligation under any Construction Contract.

     (g) The only Applicable Permits that will be required for the construction of the Facility are listed on EXHIBIT 9 to the Issuer's Closing Certificate. The General Contractor expresses no opinion as to the permits required for the operation of the Facility.

                                    ROY ANDERSON CORP


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:


                                   Page 2 of 2
                            EXHIBIT 6 TO EXHIBIT B-1

                            EXHIBIT 7 to EXHIBIT B-1
            FORM OF INDEPENDENT CONSTRUCTION CONSULTANT'S CERTIFICATE

                                __________, 20__

U.S. Bank National Association,
as Disbursement Agent
60 Livingston Avenue
St. Paul, MN 55107-2292
Attn: Frank Leslie

Premier Entertainment Biloxi, LLC
11400 Reichold Road
Gulfport, Mississippi 39503
Attn: Joseph Billhimer

          Re: Premier Entertainment Biloxi LLC ("PREMIER") and Premier Finance Biloxi Corp. ("PFC", and jointly and severally with Premier, the "ISSUER") Cash Collateral and Disbursement Agreement
               Issuer's Closing Certification dated __________, 20__

Ladies and Gentlemen:

     Professional Associates Construction Associates, Inc. (the "INDEPENDENT CONSTRUCTION CONSULTANT") hereby certifies to each of you as follows:

          (a) The Independent Construction Consultant has reviewed the above referenced Issuer's Closing Certification from the Issuer and the Cash Collateral and Disbursement Agreement dated as of January 23, 2004 (the "AGREEMENT"), to which the Issuer is a party, to the extent necessary to understand the defined terms contained herein and in Issuer's Closing Certification that are incorporated by reference from the Agreement, and to provide the certification contained herein. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Agreement.

     (b) The Independent Construction Consultant hereby certifies and confirms in its professional opinion after due inquiry and investigation, that the certifications in Paragraphs (b) and (c) of the above-referenced Issuer's Closing Certification are accurate.

     (c) The Independent Construction Consultant hereby certifies and confirms to the best of its Knowledge after due inquiry and investigation, the certifications in Paragraphs (g) and (i) of the above-referenced Issuer's Closing Certification are accurate.

     (d) The Independent Construction Consultant hereby acknowledges receipt of the lien releases, affidavits and agreements from Premier and each Contractor required by clause (f)(iii)

                                   Page 1 of 2
                            EXHIBIT 7 to EXHIBIT B-1
of the Issuer's Closing Certification and confirms that the amounts requested to be paid to such Contractors are appropriately and accurately reflected in the Issuer's Closing Certification and such lien releases.

     (e) The Independent Construction Consultant hereby certifies that, to the best of its Knowledge, the Facility with the Minimum Facilities may be constructed in accordance within the Initial Project Budget identified in the Issuer's Closing Certification.

     (f) After reviewing the documentation provided by the Issuer and the General Contractor with respect to Agreed Permits, the Independent Construction Consultant believes that such documentation evidences that the Issuer has performed a commercially reasonable and diligent analysis and has no reason to believe that the certification with regard to the Agreed Permits required for the construction of the Facility contained in paragraph (j) of the above-referenced Issuer's Closing Certification is materially false or misleading.

     The Disbursement Agent and the Issuer are entitled to rely on the foregoing representations, warranties and certifications in connection with the Initial Disbursements.

                                            PROFESSIONAL ASSOCIATES CONSTRUCTION
                                            SERVICES, INC.


                                            By:
                                               ---------------------------------
                                            Name:
                                            Title:

                                   Page 2 of 2
                            EXHIBIT 7 to EXHIBIT B-1

                            EXHIBIT 8 TO EXHIBIT B-1
                         FORM OF ARCHITECT'S CERTIFICATE

                                __________, 20__


U.S. Bank National Association,
as Disbursement Agent
60 Livingston Avenue
St. Paul, MN 55107-2292
Attn: Frank Leslie

Premier Entertainment Biloxi, LLC
11400 Reichold Road
Gulfport, Mississippi 39503
Attn: Joseph Billhimer

          Re: Premier Entertainment Biloxi LLC ("PREMIER") and Premier Finance Biloxi Corp. ("PFC", and jointly and severally with Premier, the "ISSUER") Cash Collateral and Disbursement Agreement
               Issuer's Closing Certification dated __________, 20__

Ladies and Gentlemen:

     Paul Steelman, Ltd. (the "ARCHITECT") hereby certifies to each of you as follows;

     (a) The Architect has reviewed the above referenced Issuer's Closing Certification from the Issuer and the Cash Collateral and Disbursement Agreement dated as of January 23, 2004 (the "AGREEMENT"), to which the Issuer is a party, to the extent necessary to understand the defined terms contained herein and in Issuer's Closing Certification that are incorporated by reference from the Agreement, and to provide the certification contained herein. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Agreement.

     (b) The Architect hereby certifies and confirms that the Plans described on EXHIBIT 5 to the Issuer's Closing Certification:

          (i) have received all approvals from all governmental authorities required to approve such Plans that are necessary to commence construction of such work or improvements, if any, described therein;

          (ii) contain sufficient specificity to permit completion of the work or improvement described therein;


                                   Page 1 of 2
                            EXHIBIT 8 to EXHIBIT B-1

          (iii) are consistent with constructing the Facility to include the Minimum Facilities; and

          (iv) have been signed by an architect licensed to practice architecture in the State of Mississippi.

     The Architect hereby certifies and confirms in its professional opinion after due inquiry and investigation, that the certifications in Paragraphs (a),
(c) and (j) of the above-referenced Issuer's Closing Certification are accurate.

     The Disbursement Agent and the Issuer are entitled to rely on the foregoing representations, warranties and certifications in connection with the Initial Disbursements.

                                            PAUL STEELMAN, LTD.


                                            By:
                                               ---------------------------------
                                            Name:
                                            Title:


                                   Page 2 of 2
                            EXHIBIT 8 to EXHIBIT B-1

                            EXHIBIT 9 TO EXHIBIT B-1
                             AGREED PERMITS SCHEDULE

                           CONSTRUCTION PERIOD PERMITS



                                   Page 1 of 2
                            EXHIBIT 9 TO EXHIBIT B-1

                            OPERATION PERIOD PERMITS



                                   Page 2 of 2
                            EXHIBIT 9 to EXHIBIT B-1

            EXHIBIT B-2 TO CASH COLLATERAL AND DISBURSEMENT AGREEMENT
                     FORM OF TRUSTEE'S CLOSING CERTIFICATION

                                __________, 20__


U.S. Bank National Association,
as Disbursement Agent
60 Livingston Avenue
St. Paul, MN 55107-2292
Attn: Frank Leslie

Premier Entertainment Biloxi, LLC
11400 Reichold Road
Gulfport, Mississippi 39503
Attn: Joseph Billhimer

          Re: Premier Entertainment Biloxi LLC ("PREMIER") and Premier Finance Biloxi Corp. ("PFC", and jointly and severally with Premier, the "ISSUER") Cash Collateral and Disbursement Agreement
               Issuer's Closing Certification dated __________, 20__

Ladies and Gentlemen:

     This Trustee's Closing Certification is delivered to each of you pursuant to that certain Cash Collateral and Disbursement Agreement dated as of January 23, 2004 (the "AGREEMENT"). Capitalized terms used herein shall have the meanings assigned to such terms in the Agreement.

     U.S. Bank National Association, a national banking association (the "TRUSTEE") hereby certifies to each of you as follows as contemplated by SECTION 4.1(C) of the Agreement that the Trustee has received from the Issuer an executed Initial Disbursements Certificate and an executed Issuer's Closing Certification in the form attached to the Agreement as EXHIBIT B-1, together with closing certifications from the General Contractor, the Independent Construction Consultant, the Architect, and the other required attachments to the Issuer's Closing Certification, each in the form called for thereby.

     The Disbursement Agent and the Issuer are entitled to rely on the foregoing representations, warranties and certifications in connection with the Initial Disbursements; provided that where any certification of the Issuer, the General Contractor, the Independent Constructor Consultant or the Architect is limited to such party's Knowledge, for the purposes of this certificate, such certification shall instead be made to the Trustee's Knowledge, as applicable.


                                   Page 1 of 2
                                   EXHIBIT B-2

                                            U.S. BANK NATIONAL ASSOCIATION, A
                                            NATIONAL BANKING ASSOCIATION


                                            By:
                                               ---------------------------------
                                            Name:
                                            Title:


                                   Page 2 of 2
                                   EXHIBIT B-2

            EXHIBIT C-1 TO CASH COLLATERAL AND DISBURSEMENT AGREEMENT
                        CONSTRUCTION DISBURSEMENT REQUEST

                                     [Date]


U.S. Bank National Association,
as Disbursement Agent
60 Livingston Avenue
St. Paul, MN 55107-2292
Attn: Frank Leslie


          Re: Construction Disbursement Request No. __________ under Cash Collateral and Disbursement Agreement
               Construction Disbursement Request of $_____
               Requested Disbursement Date: _________, 20__

Ladies and Gentlemen:

     Premier Entertainment Biloxi LLC ("PREMIER") and Premier Finance Biloxi Corp. ("PFC", and jointly and severally with Premier, the "ISSUER"), hereby submit this Construction Disbursement Request (the "CONSTRUCTION DISBURSEMENT REQUEST") pursuant to that certain Cash Collateral and Disbursement Agreement dated as of January 23, 2004 (the "AGREEMENT"). Capitalized terms used herein without definition shall have the meanings assigned in the Agreement.

     The Issuer hereby requests that you, in your capacity as Disbursement Agent under the Agreement, on the Requested Disbursement Date set forth above:

          (i) transfer from the Construction Disbursement Account to the PFC Payment Account $[_____][INSERT AMOUNT FROM SECTION A1 TO SCHEDULE 1 (PERMITTED LAND-BASED PROJECT COSTS) PLUS AMOUNT REQUESTED IN CLAUSE (II) TO FUND OR REPLENISH THE COMPANY'S DIRECT DISBURSEMENT ACCOUNT] (which shall be deemed to be an equity contribution to PFC);

          (ii) immediately after such funds have been transferred into the PFC Payment Account, transfer from the PFC Payment Account [$______] to the Bond Trustee's Construction Disbursement Account and $[________] to the Company's Direct Disbursement Account;

          (iii) distribute checks drawn on (or wire transfers from) the Construction Disbursement Account to the parties identified in SECTIONS B1 and B2 to SCHEDULE 1 (Other Project Costs) in the amounts listed for such parties under SECTION B1 and B2 to SCHEDULE 1 (Other Project Costs) under the column "Current Payment Amount"; and


                                   Page 1 of 6
                                   EXHIBIT C-1

          (iv) transfer $[_____] from the Construction Disbursement Account to the Issuer's Payment Account.

     In connection with the requested disbursements, the Issuer hereby represents, warrants and certifies as of the date hereof as follows:

     (a) This paragraph concerns Hard Costs. SCHEDULE 1 and the Bond Requisition accurately lists each party for whom payment is requested and, for each line item and for each party to whom payment is requested with respect to such line item, the following: (i) the name of the payee to be paid; (ii) the current payment requested with respect to the Facility; (iii) the increase or decrease in accrued but unpaid Retainage Amount, if any, for such payee since the last Construction Disbursement Request (after giving effect to the payment contemplated by the Construction Disbursement Request); (iv) the total amount contemplated to be payable to such payee under the terms of its applicable Construction Contract through completion of all work and delivery of all materials contemplated by the Construction Contract (i.e., the total contract amount) with respect to the Facility; (v) the total payments made to such payee under its applicable Construction Contract with respect to the Facility as of the Issuance Date; (vi) the total payments made to such payee since the Issuance Date (after giving effect to the payment contemplated by this Construction Disbursement Request) with respect to the Facility; (vii) the sum of all payments made to such payee (after giving effect to the payment contemplated by this Construction Disbursement Request) (i.e., the sum of (v) and (vi) above) with respect to the Facility; (viii) the aggregate accrued Retainage Amounts which shall continue to be owed with respect to such Construction Contract (after giving effect to the payment contemplated by the Construction Disbursement Request); and (ix) the Issuer's reasonable belief as to the percentage of the work actually completed, or the materials actually delivered, under the Construction Contract through the date for which payment is made hereunder (expressed as a percentage of the total work and materials contemplated by the Construction Contract through completion), or, if payment is to be made based on invoice, or is otherwise required by such Construction Contract, confirmation that a copy of the applicable invoice is attached, and a description of the purpose of such payment, specifying the line item relating to each such payment. In the event that any Advance Construction Disbursements have been made and have not otherwise been documented as required hereunder and under the Agreement, SCHEDULE 1 and SCHEDULE 1 to the Bond Requisition also includes each party to whom payment was made from such Advance Construction Disbursement and a description of the purpose of such payments specifying the line item relating to each such payment. The information set forth in SCHEDULE 1 and
SCHEDULE 1 to the Bond Requisition is true, correct and complete in all material respects.

     (b) This paragraph concerns Soft Costs. SCHEDULE 1 accurately lists each party and/or purpose for which payment is requested and, for each line item and for each party and/or purpose for which payment is requested with respect to such line item, the following: (i) the name of the payee to be paid, and, (ii) the current payment requested, and (iii) a description of the purpose of such payment, specifying the line item relating to each such payment. In the event that any Advance Construction Disbursements have been made and have not otherwise been documented as required hereunder and under the Agreement,
SCHEDULE 1 also includes each party to whom

                                   Page 2 of 6
                                   EXHIBIT C-1
payment was made from such Advance Construction Disbursement and a description of the purpose of such payments specifying the line item relating to each such payment. The information set forth in SCHEDULE 1 is true, correct and complete in all material respects.

     (c) This paragraph concerns Hard Costs. The Issuer has delivered or caused to be delivered to the Independent Construction Consultant (a) true and complete invoices that have been tendered for all Hard Costs pursuant to any Construction Disbursement Request or Bond Requisition and (b) duly executed lien releases, waivers and agreements in the form specified by EXHIBITS M-1, M-2 and M-3 and otherwise in form and substance reasonably satisfactory to the Independent Construction Consultant (copies of which are attached hereto as ATTACHMENT 1), from Premier and each Contractor identified on the Construction Disbursement Request or Bond Requisition for payment of Hard Costs acknowledging that such Contractor has been paid in full any and all amounts due for work or services performed and materials furnished to date in connection with the construction of the Facility, except for (i) Retainage Amounts specified in the applicable Construction Contract in effect as of the Issuance Date; (ii) Retainage Amounts specified in any Construction Contract entered into after the Issuance Date which the Independent Construction Consultant determines to be reasonably withheld; (iii) amounts identified to be paid to such Contractor in the current Construction Disbursement Request or Bond Requisition; (iv) Disputed Amounts (provided that aggregate amount of Disputed Amounts identified by all Contractors in such lien releases, affidavits and agreements, together with the aggregate amount payable with respect to Disputed Amounts under all Construction Contracts for which the Issuer has not delivered a lien release, affidavit and agreement from the relevant Contractor, does not exceed the Available Advance Construction Disbursement Amounts, PROVIDED, HOWEVER, that lien releases, waivers and agreements need not be delivered under this clause (b) from any single Contractor with a contract price (or expected aggregate amount to be paid in the case of "cost plus" contracts) of less than $100,000). The lien release summary chart attached hereto as SCHEDULE 2 and the lien releases, affidavits and agreements attached hereto as ATTACHMENT 1 are true, correct and complete in all material respects.

     (d) To the Issuer's Knowledge, the construction performed as of the date hereof is of first-class quality and substantially in accordance with the Final Plans for the Facility and the disbursement is appropriate in light of the percentage of construction completed and the amount of Unincorporated Materials.

     (e) With respect to amounts requested on SCHEDULE 1 for Pre-Opening Expenses, all such Pre-Opening Expenses have been or will be incurred and are or will be payable in accordance with the Agreement and all of the conditions set forth in the Agreement to the disbursement and payment of said amounts have been satisfied.

     (f) All the commitments, policies and endorsements required to be delivered on or before the date of this certificate under this Agreement have been received and are attached hereto as ATTACHMENT 2. ATTACHMENT 2 is true, correct and complete in all material respects.

                                   Page 3 of 6
                                   EXHIBIT C-1

     (g) The Project Budget presently in effect is dated [__________] [choose one of the following] [and has not been amended] [and includes all amendments through Project Budget Amendment No. ___.] Said Project Budget accurately sets forth the anticipated Construction Expenses through completion of construction of the Facility in the aggregate and for each line item. Further, to the extent the work or payment required in connection with any line item has not yet been completed, the Issuer reasonably believes that the estimated cost to complete such work or payment will not exceed the difference between (a) the Remaining Budgeted Amount for such line item on the Project Budget and (b) the sum of (i) the total payments theretofore disbursed from the Construction Disbursement Account with respect to such line item; (ii) any Retainage Amounts then held with respect to such line item; and (iii) the portion of the proceeds of the FF&E Financing that the Issuer has expended in connection with such line item.

     (h) The Project Budget continues to accurately set forth all anticipated Pre-Opening Expenses through the Initial Operating Date in all material respects.

     (i) After giving effect to the requested disbursements from the Construction Disbursement Account, there are sufficient Available Construction Funds to pay for the anticipated costs described in Paragraphs (g) and (h) above and any other material expenses the Issuer reasonably believes will need to be incurred by the Issuer in order to cause the Initial Operating Date to occur on or prior to the Operating Deadline.

     (j) As of the date hereof, no Event of Default exists, and the requested disbursements from the Construction Disbursement Account and the payments contemplated from the Construction Disbursement Account in connection therewith will not constitute, result in, nor create an Event of Default.

     (k) As of the date hereof, the Issuer has submitted to the Disbursement Agent all Plans which, as of the date hereof, constitute Final Plans. Further, all disbursements requested under this Construction Disbursement Request (including any Bond Requisition attached hereto) are for the payment of Construction Expenses incurred for (i) work consistent with the requirements of clause (d) above or (ii) materials that have been delivered to the Site and are incorporated into the Facility or will be incorporated within the next ninety
(90) days, or Unincorporated Materials complying with the requirements of
SECTION 4.2.2(G) of the Agreement, a true, correct and complete inventory of which is attached hereto as SCHEDULE 3.

     (l) The Issuer has previously delivered to Independent Construction Consultant and the Trustee copies of all Material Construction Contracts (together with copies of any bonds required under SECTION 4.2.2(C) of the Agreement).

     (m) All Agreed Permits (as listed on in EXHIBIT 9 to the Issuer's Closing Certificate) required for the construction of the Facility and the operation of the Facility have either been obtained by the Contractors or the Issuer and are in full force and effect on the date hereof, or have not yet been obtained and Issuer has no reason to believe that any Agreed Permit not obtained as of the date hereof will not be obtained and be in full force and effect on or prior to

                                   Page 4 of 6
                                   EXHIBIT C-1
the date on which such Agreed Permit would be required to be in full force and effect, so as to permit the Contractor to commence work on the Facility.

     (n) The Issuer reasonably believes that the Initial Operating Date will occur on or prior to the Operating Deadline.

     (o) All proceeds of all previous Disbursement Requests, except for $[____] remaining in the Issuer's Payment Account and $[_____] in the Company's Direct Disbursement Account, have been expended and have been applied to Construction Expenses in accordance with the Construction Contracts and the Disbursement Agreement and the Bond Financing Documents. All funds remaining in the Issuer's Payment Account represent checks (or wire transfers) that have been issued by the Issuer but have not yet cleared. SCHEDULE 4 accurately lists the Construction Expenses paid from the Issuer's Payment Account since the last Requested Disbursement Date, in each case, segregated by line item. The information set forth on SCHEDULE 4 is true, correct and complete.

     (p) The sum of (i) amount on deposit in the Company's Direct Disbursement Account, plus (ii) the equity contribution to PFC requested in this Construction Disbursement Request to fund or replenish the Company's Direct Disbursement Account plus (iii) the aggregate amount outstanding with respect to checks written (or wire transfers) that have been issued by Premier to pay Permitted Land-Based Project Costs which have not been documented as required in the
SECTION 3.03(B)(2) of the Bond Loan Agreement and the Disbursement Agreement for other Disbursements, does not exceed $500,000. SCHEDULE 5 accurately lists the Permitted Land-Based Project Costs paid from the Company's Direct Disbursement Account since the last Requested Disbursement Date, in each case, segregated by line item. The information set forth on SCHEDULE 5 is true, correct and complete in all material respects.

     (q) All proceeds of all previous Bond Requisitions, except for $[_____] remaining in the Bond Trustee's Construction Disbursement Account and $[____] in the Company's Direct Disbursement Account, have been expended and have been applied to Permitted Land Based Project Costs in accordance with the Construction Contracts, the Disbursement Agreement and the Bond Financing Documents. All funds remaining in the Bond Trustee's Construction Disbursement Account, represent checks (or wire transfers) that have been issued on behalf of the Issuer but have not yet cleared.

     (r) [INCLUDE THE FOLLOWING CERTIFICATION IF THE FUNDS ARE REQUESTED TO BE DISBURSED TO THE PFC PAYMENT ACCOUNT:] The amounts transferred to the Bond Trustee's Construction Disbursement Account shall be used solely for the purpose of purchasing Bonds and paying Permitted Land-Based Project Costs as identified on the copy of the Bond Requisition attached hereto in accordance with the Bond Financing Documents. The amounts transferred to the Company's Direct Disbursement Account shall be used solely for the purpose of purchasing Bonds and paying Permitted Land-Based Project Costs from time to time in accordance with the Bond Financing Documents.

                                   Page 5 of 6
                                   EXHIBIT C-1

     (s) [INCLUDE THE FOLLOWING CERTIFICATION IF THE FUNDS ARE REQUESTED TO BE DISBURSED TO THE PFC PAYMENT ACCOUNT] PFC hereby confirms that the conditions precedent set forth in SECTION 8 of the Bond Purchase Contract have been satisfied or waived.

     (t) [INCLUDE THE FOLLOWING CERTIFICATION IF FUNDS ARE NOT REQUESTED TO BE DISBURSED TO THE PFC PAYMENT ACCOUNT:] No funds are requested herein to be disbursed to the PFC Payment Account.

     (u) This certificate is submitted concurrently with the Available Construction Funds Certificate in the form of EXHIBIT D-1 to the Agreement, and if applicable, a Tidelands Lease Certificate in the form of EXHIBIT C-6 to the Agreement.

     The Disbursement Agent is entitled to rely on the foregoing representations, warranties and certifications in authorizing and making the disbursements requested by this Construction Disbursement Request.

     Attached to this Construction Disbursement Request as EXHIBITS 1 through 3, as applicable, are certificates from the General Contractor, the Independent Construction Consultant and the Architect, as applicable.


                                  PREMIER ENTERTAINMENT BILOXI LLC,
                                  on behalf of itself and Premier Finance Biloxi Corp., as Issuer


                                  By:
                                     -------------------------------------------
                                  Name:
                                  Title:


[IF A BOND REQUISITION REQUESTING FUNDING OF PERMITTED LAND-BASED PROJECT COSTS IS ATTACHED, PFC'S SIGNATURE SHALL ALSO BE REQUIRED:]

                                  PREMIER FINANCE BILOXI CORP.


                                  By:
                                     -------------------------------------------
                                  Name:
                                  Title:

                                   Page 6 of 6
                                   EXHIBIT C-1

                            SCHEDULE 1 TO EXHIBIT C-1
                                   COST REPORT
                                DATE:___________

A. PERMITTED LAND-BASED PROJECT COSTS

1. CONSTRUCTION EXPENSES- HARD COSTS

Equity contribution to PFC in an amount equal to $______________ to be disbursed to the PFC Payment Account and thereafter to the Bond Construction Fund. (1)

2. BOND TRUSTEE-CONSTRUCTION DISBURSEMENT ACCOUNT

Equity contribution to PFC in an amount equal to $______________ to be disbursed to the PFC Payment Account and thereafter to the Company's Direct Disbursement Account. (2)

B. OTHER PROJECT COSTS

1. CONSTRUCTION EXPENSES - HARD COSTS

                             (iii) Increase/                                                                        (viii)
                             Decrease in                                        (vi)                                Aggregate
                             Retainage       (iv)            (v)                Payments Under                      Accrued and
                             Amount Since    Total Amount    Payments Under     Construction                        Unpaid Retainage
            (ii)             Last            Payable Under   Construction       Contract From   (vii)               Amounts for
(i)         Current Payment  Disbursement    Construction    Contract Prior to  and After       Total Payments      Construction
Payee       Amount           Request         Contract Terms  Issuance Date      Issuance Date   to Date [(v)+ (vi)] Contract
------------------------------------------------------------------------------------------------------------------------------------
Line Item:

(i)         (ix)             (x)
Payee       % of             Amount Earned
            Construction     to Date
            Contract Work    [(vii)+
            Completed        (viii)]
------------------------------------------
Line Item:

                            SCHEDULE 1 TO EXHIBIT C-1
                                   COST REPORT

----------
(1) The equity contribution for Hard Costs listed in Item A1 shall equal: (i) the amount of Permitted Land-Based Project Costs requested to be paid under the Bond Requisition attached hereto as Exhibit 4.

(2) The equity contribution listed in Item A2 shall equal the amount requested to fund or replenish the Company's Direct Disbursement Account, which amount shall not exceed the Available Direct Payment Amount.

                                   Page 1 of 3
                            SCHEDULE 1 TO EXHIBIT C-1

TOTAL FOR LINE
ITEM

Line Item:

TOTAL FOR LINE
ITEM

2.  CONSTRUCTION EXPENSES- SOFT COSTS

(i)                (ii)
Payee              Current Payment Amount      (iii) Description of Purpose of Soft Cost Construction Expense
Line Item:

TOTAL FOR LINE
ITEM

Line Item:

TOTAL FOR LINE
ITEM

                                   Page 2 of 3
                            SCHEDULE 1 TO EXHIBIT C-1

                            SCHEDULE 1 TO EXHIBIT C-1
                                   COST REPORT
                                DATE: ___________

PRE-OPENING EXPENSES

(i)                  (ii)
Payee                Current Payment Amount
Line Item:


TOTAL FOR
LINE ITEM

Line Item:


TOTAL FOR
LINE ITEM

                                   Page 3 of 3
                            SCHEDULE 1 TO EXHIBIT C-1

                            SCHEDULE 2 TO EXHIBIT C-1
                      LIEN RELEASE SUMMARY - MASTER LIST(1)
          Waivers received for work billed through __________ __, ____
        Submitted pursuant to Section4.2.2 of the Disbursement Agreement

                                     PAYMENT APPLICATION REFERENCE                          WAIVER AMOUNT
                                 --------------------------------------   ------------------------------------------------
                                          COMPANY
                                          ADVANCE        CONTRACTOR /       CONDITIONAL                      TOTAL WAIVERS
    CONTRACTOR / SUBCONTRACTOR   DATE    REQUEST #      SUBCONTRACTOR #   (CURRENT PERIOD)   UNCONDITIONAL    (CUMULATIVE)    NOTES
------------------------------------------------------------------------------------------------------------------------------------



----------
(1) Summary chart should address all Project Costs (including Permitted Land-Based Project Costs).

                                   Page 1 of 1
                            SCHEDULE 2 TO EXHIBIT C-1

                            SCHEDULE 3 TO EXHIBIT C-1
             UNINCORPORATED MATERIALS INVENTORY SUMMARY NO.___(1)

                            DATE:____________________

                                                                                                    (COLUMN E)
                   ADDRESS OF LOCATION OF                                                        STORED MATERIALS
  CONTRACTOR /           OFF-SITE                                         (COLUMN D)                 (AMOUNTS
 SUBCONTRACTOR/    STORED MATERIALS (IF        DESCRIPTION OF     AMOUNT SHOWN IN COLUMN "F"      REQUESTED THIS
 SUPPLIER NAME           AVAILABLE)           STORED MATERIALS     ON PREVIOUS APPLICATION       ADVANCE REQUEST)
-------------------------------------------------------------------------------------------------------------------





TOTALS

   (COLUMN F)            (COLUMN G)
STORED MATERIALS      TOTAL MATERIALS
WHICH WERE PUT IN     PRESENTLY STORED
PLACE THIS PERIOD         (D+E-F-G)






----------
(1) Summary chart should address all Project Costs (including Permitted Land-Based Project Costs).
                                   Page 1 of 1
                           SCHEDULE 3 TO EXHIBIT C-1

                           ATTACHMENT 1 TO EXHIBIT C-1

                                  LIEN RELEASES


                                   Page 1 of 1
                          ATTACHMENT 1 TO EXHIBIT C-1

                           ATTACHMENT 2 TO EXHIBIT C-1

                   TITLE POLICES, COMMITMENTS AND ENDORSEMENTS


                                  Page 1 of 1
                           ATTACHMENT 2 TO EXHIBIT C-1

                            SCHEDULE 4 TO EXHIBIT C-1
   RECONCILIATION OF CONSTRUCTION EXPENSES PAID FROM ISSUER'S PAYMENT ACCOUNT

                            DATE:____________________

--------------------------------------------------------------------------------


                                   Page 1 of 1
                            SCHEDULE 4 TO EXHIBIT C-1

                            SCHEDULE 5 TO EXHIBIT C-1
 RECONCILIATION OF CONSTRUCTION EXPENSES PAID FROM COMPANY'S DIRECT DISBURSEMENT
                                     ACCOUNT

                            DATE:____________________

--------------------------------------------------------------------------------


                                   Page 1 of 1
                            SCHEDULE 5 TO EXHIBIT C-1

                            EXHIBIT 1 TO EXHIBIT C-1
                       CERTIFICATE OF GENERAL CONTRACTOR

                                     [Date]

U.S. Bank National Association,
as Disbursement Agent
60 Livingston Avenue
St. Paul, MN 55107-2292
Attn: Frank Leslie

Premier Entertainment Biloxi, LLC
11400 Reichold Road
Gulfport, Mississippi 39503
Attn: Joseph Billhimer

     Re: Construction Disbursement Request dated ______________, 20__ of Premier Entertainment Biloxi LLC ("PREMIER") and Premier Finance Biloxi Corp. ("PFC", and jointly and severally with Premier, the "ISSUER")

Ladies and Gentlemen:

     Roy Anderson Corp (the "GENERAL CONTRACTOR") hereby certifies as follows:

     (a) The General Contractor has reviewed the above referenced Construction Disbursement Request and the Cash Collateral and Disbursement Agreement dated as of January 23, 2004 (the "AGREEMENT"), to which the Issuer is a party, to the extent necessary to understand the defined terms contained herein and in the Construction Disbursement Request that are incorporated by reference from the Agreement and to provide the certification contained herein. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Agreement.

     (b) The General Contractor hereby certifies and confirms: (i) the accuracy of each of the certifications contained in paragraphs (d) and (g) relating to the GMP Contract (including the "Direct Purchase Items" as defined in the GMP Contract); (ii) to the General Contractor's Knowledge, the accuracy of each of the certifications contained in paragraphs (d) and (g) relating to any other Construction Contract; and (iii) the accuracy of the certifications contained in paragraph (m) (only with respect to Agreed Permits required for the construction of the Facility required to be obtained by the General Contractor pursuant to the GMP Contract in the above-referenced Construction Disbursement Request as they apply to that portion of the Facility to be constructed pursuant to the GMP Contract); provided that where any certification of the Issuer is limited to the Issuer's Knowledge, for the purpose of this certificate such certification shall instead be made to the General Contractor's Knowledge.

                                   Page 1 of 2
                            EXHIBIT 1 TO EXHIBIT C-1

     (c) The General Contractor hereby certifies and confirms that it believes that, with respect to that portion of the Facility to be constructed pursuant to the GMP Contract, the Initial Operating Date will occur on or prior to the Operating Deadline.

     (d) The General Contractor hereby acknowledges that the portion of the Project Budget related to payment under its GMP Contract with the Issuer in effect as of the date hereof is: (i) the Initial Project Budget as it has been amended by all applicable Project Budget amendments; and (ii) the Project Budget pursuant to which the Facility is currently being constructed.

     (e) The General Contractor hereby certifies that, to the General Contractor's Knowledge, that portion of the Facility to be constructed pursuant to the GMP Contract will be constructed in accordance with the Project Budget so as to contain at least the Minimum Facilities.

          The Disbursement Agent and the Issuer are entitled to rely on the foregoing representations, warranties and certifications in authorizing and making the disbursement requested in the Disbursement Request.


                                      ROY ANDERSON CORP


                                      By:
                                         ---------------------------------------
                                      Name:
                                      Title:


                                   Page 2 of 2
                            EXHIBIT 1 TO EXHIBIT C-1

                            EXHIBIT 2 TO EXHIBIT C-1
               CERTIFICATE OF INDEPENDENT CONSTRUCTION CONSULTANT

                                     [Date]


U.S. Bank National Association,
as Disbursement Agent
60 Livingston Avenue
St. Paul, MN 55107-2292
Attn: Frank Leslie

Premier Entertainment Biloxi, LLC
11400 Reichold Road
Gulfport, Mississippi 39503
Attn: Joseph Billhimer

Re:  Construction Disbursement Request dated ______________, 20__ of
     Premier Entertainment Biloxi LLC ("PREMIER") and Premier Finance Biloxi Corp. ("PFC", and jointly and severally with Premier, the "ISSUER")

Ladies and Gentlemen:

     Professional Associates Construction Services, Inc. (the "INDEPENDENT CONSTRUCTION CONSULTANT") hereby certifies as follows:

     (a) The Independent Construction Consultant has reviewed the above referenced Construction Disbursement Request and the Cash Collateral and Disbursement Agreement dated as of January 23, 2004 (the "AGREEMENT"), to which the Issuer is a party, to the extent necessary to understand the defined terms contained herein and in the Construction Disbursement Request that are incorporated by reference from the Agreement and to provide the certification contained herein. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Agreement.

     (b) The Independent Construction Consultant hereby acknowledges receipt of the lien releases, affidavits and agreements from Premier and each Contractor as required by clause (c) of the Issuer's Disbursement Request and SECTION 4.2.2(D) of the Disbursement Agreement and confirms that the amounts requested to be paid to each such person are appropriately and accurately reflected in the Issuer's Disbursement Request (including the Project Costs identified on the Bond Requisition attached hereto as EXHIBIT 4) and such lien releases.

     (c) The Independent Construction Consultant hereby certifies and confirms the accuracy of each of the certifications contained in paragraphs (a), (b),
(c), (d) (to the best of its Knowledge after due inquiry), (g) (solely as to the second sentence of clause (g), to the best of its

                                   Page 1 of 3
                            EXHIBIT 2 TO EXHIBIT C-1

Knowledge after due inquiry), (i), (k) (to the best of its Knowledge), and (l) of the above-referenced Construction Disbursement Request; provided that where any certification of the Issuer is limited to the Issuer's Knowledge, for the purpose of this certificate such certification shall instead be made to the Independent Construction Consultant's Knowledge.

     (d) The Independent Construction Consultant hereby certifies and confirms that it believes that the Initial Operating Date will occur on or prior to the Operating Deadline.

          The Disbursement Agent and the Issuer are entitled to rely on the foregoing representations, warranties and certifications in authorizing and making the disbursement requested in the Disbursement Request.

                                      PROFESSIONAL ASSOCIATES
                                      CONSTRUCTION SERVICES, INC.

                                      By:
                                         ---------------------------------------
                                      Name:
                                      Title:

                                   Page 2 of 2
                            EXHIBIT 2 TO EXHIBIT C-1

                            EXHIBIT 3 TO EXHIBIT C-1
                            CERTIFICATE OF ARCHITECT

                                     [Date]


U.S. Bank National Association,
as Disbursement Agent
60 Livingston Avenue
St. Paul, MN 55107-2292
Attn: Frank Leslie

Premier Entertainment Biloxi, LLC
11400 Reichold Road
Gulfport, Mississippi 39503
Attn: Joseph Billhimer

Re:  Construction Disbursement Request dated __________, 20__ of
     Premier Entertainment Biloxi LLC ("PREMIER") and Premier Finance Biloxi Corp. ("PFC", and jointly and severally with Premier, the "ISSUER")

Ladies and Gentlemen:

     Paul Steelman, Ltd. (the "ARCHITECT") hereby certifies as follows:

     (a) The Architect has reviewed the above referenced Construction Disbursement Request and the Cash Collateral and Disbursement Agreement dated as of January 23, 2004 (the "AGREEMENT"), to which the Issuer is a party, to the extent necessary to understand the defined terms contained herein and in the Construction Disbursement Request that are incorporated by reference from the Agreement and to provide the certification contained herein. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Agreement.

     (b) The Architect hereby certifies and confirms with respect to that portion of the Facility constructed pursuant to the Plans prepared by the Architect the accuracy of the certifications in Paragraphs (d), (g) and (m) of the above-referenced Construction Disbursement Request.

     (c) The Architect hereby certifies and confirms that it believes that the Initial Operating Date will occur on or prior to the Operating Deadline.

          The Disbursement Agent and the Issuer are entitled to rely on the foregoing representations, warranties and certifications in authorizing and making the disbursement requested in the Disbursement Request.

                                   Page 1 of 2
                            EXHIBIT 3 TO EXHIBIT C-1

                                      PAUL STEELMAN, LTD.


                                      By:
                                         ---------------------------------------
                                      Name:
                                      Title:

                                   Page 2 of 2
                            EXHIBIT 3 TO EXHIBIT C-1

                            EXHIBIT 4 TO EXHIBIT C-1

                                BOND REQUISITION

                       [ISSUER TO ATTACH COPY OF COMPLETED
                        BOND REQUISITION, IF APPLICABLE]

                                   Page 1 of 1
                            EXHIBIT 4 TO EXHIBIT C-1

            EXHIBIT C-2 TO CASH COLLATERAL AND DISBURSEMENT AGREEMENT
                        PRE-OPENING DISBURSEMENT REQUEST

                                     [Date]


U.S. Bank National Association,
as Disbursement Agent
60 Livingston Avenue
St. Paul, MN 55107-2292
Attn: Frank Leslie

     Re:  Pre-Opening Disbursement Request No. ___________ under
          Cash Collateral and Disbursement Agreement
          Pre-Opening Disbursement Request of $_____
          Requested Disbursement Date:_____________, 20___

Ladies and Gentlemen:

     Premier Entertainment Biloxi LLC ("PREMIER") and Premier Finance Biloxi Corp. ("PFC", and jointly and severally with Premier, the "ISSUER") hereby submits this Pre-Opening Disbursement Request (the "PRE-OPENING DISBURSEMENT REQUEST") pursuant to that certain Cash Collateral and Disbursement Agreement dated as of January 23, 2004 (the "AGREEMENT"). Capitalized terms used herein without definition shall have the meanings assigned in the agreement.

     The Issuer hereby requests that you, in your capacity as Disbursement Agent under the Agreement, on the Requested Disbursement Date set forth above, (i) distribute checks drawn on, or wire transfer from, the Construction Disbursement Account to the parties identified on SCHEDULE 1 attached hereto and in the respective amounts listed for such parties on SCHEDULE 1 under the column "Current Payment Amount" and (ii) causing $[____] to be withdrawn from the Construction Disbursement Account and deposited into the Issuer's Payment Account.

     In connection with the requested disbursements, the Issuer hereby represents, warrants and certifies as of the date hereof as follows:

     (a) SCHEDULE 1 accurately lists each party and/or purpose for which payment is requested and, for each line item and for each party and/or purpose for which payment is requested with respect to such line item, the following:
(i) the name of the payee to be paid, and, (ii) the current payment requested, and (iii) a description of the purpose of such payment, specifically the line item relating to each such payment. The information set forth in SCHEDULE 1 is true, correct and complete in all material respects.

                                   Page 1 of 3
                                   EXHIBIT C-2

     (b) All funds which are requested to be disbursed on SCHEDULE 1 will be used to pay Pre-Operating Expenses that have been or will be incurred and are or will be payable in accordance with the Agreement and the Indenture and all of the conditions set forth in the Agreement and the Indenture to the disbursement and payment of said amounts have been satisfied.

     (c) The Project Budget presently in effect is dated [____________] [choose any of the following] [and has not been amended] [and includes all amendments through Project Budget Amendment No. __.] Said Project Budget accurately sets forth the anticipated Construction Expenses through completion of construction of the Facility in the aggregate and for each line item. Further, to the extent the work or payment required in connection with any line item has not yet been completed, the Issuer reasonably believes that the estimated cost to complete such work or payment will not exceed the difference between (a) the Remaining Budgeted Amount for such line item on the Project Budget and (b) the sum of (i) the total payments theretofore disbursed from the Construction Disbursement Account with respect to such line item; (ii) any Retainage Amounts then held with respect to such line item; and (iii) the portion of the proceeds of the FF&E Financing that the Issuer has expended in connection with such line item.

     (d) The Project Budget continues to accurately set forth all anticipated Pre-Opening Expenses through the Initial Operating Date in all material respects.

     (e) After giving effect to the requested disbursements from the Construction Disbursement Account, there are sufficient Available Construction Funds to pay for the anticipated costs described in Paragraphs (c) and (d) above and any other expenses the Issuer reasonably believes will need to be incurred by the Issuer in order to cause the Initial Operating Date to occur on or prior to the Operating Deadline.

     (f) As of the date hereof, no Event of Default exists, and the requested disbursements from the Construction Disbursement Account and the payments contemplated from the Construction Disbursement Account in connection therewith will not constitute, result in, nor create an Event of Default

     (g) All disbursements requested under this Pre-Opening Disbursement Request are for the payment of Pre-Opening Expenses incurred for work consistent with the preparation of the facility for opening and operation.

     (h) The Issuer reasonably believes that the Initial Operating Date will occur on or prior to the Operating Deadline.

     (i) All proceeds of all previous Disbursement Requests, except for $[______] remaining in the Issuer's Payment Account and $[____] remaining in the Company's Direct Disbursement Account, have been expended and have been applied to Project Costs in accordance with the Disbursement Agreement and the Bond Financing Documents. All funds remaining in the Issuer's Payment Account represent checks (or wire transfers) that have been

                                   Page 2 of 3
                                   EXHIBIT C-2
issued by the Issuer but have not yet cleared or checks that will be issued in the ordinary course of business. SCHEDULE 2 accurately lists the Project Costs paid from the Issuer's Payment Account since the last Requested Disbursement Date, in each case, segregated by line item. The information set forth on
SCHEDULE 2 is true, correct and complete in all material respects.

     The Disbursement Agent is entitled to rely on the foregoing representations, warranties and certifications in authorizing and making the disbursements requested by this Pre-Opening Disbursement Request.

                                PREMIER ENTERTAINMENT BILOXI LLC,
                                on behalf of itself and Premier Finance Biloxi Corp., as Issuer


                                By:
                                   --------------------------------------------
                                Name:
                                Title:

                                By:
                                   --------------------------------------------
                                Name:
                                Title:(1)


----------
(1) [After Initial Operating Date, this certificate must be signed by two officers of Premier, one of whom must be the principal executive officer, the principal financial officer, the treasurer or the principal accounting officer of Premier.]

                                   Page 3 of 3
                                   EXHIBIT C-2

                            SCHEDULE 1 TO EXHIBIT C-2
                                   COST REPORT


                                   Page 1 of 1
                            SCHEDULE 1 TO EXHIBIT C-2

                            SCHEDULE 2 TO EXHIBIT C-2

                         RECONCILIATION OF PROJECT COSTS
                       PAID FROM ISSUER'S PAYMENT ACCOUNT


                                   Page 1 of 1
                            SCHEDULE 2 TO EXHIBIT C-2

            EXHIBIT C-3 TO CASH COLLATERAL AND DISBURSEMENT AGREEMENT FORM OF ADVANCE CONSTRUCTION DISBURSEMENT REQUEST CERTIFICATE

                                     [Date]

U.S. Bank National Association,
as Disbursement Agent
60 Livingston Avenue
St. Paul, MN 55107-2292
Attn: Frank Leslie

Copies to:

Professional Associates Construction Services as Independent Construction Consultant
942 East Chapman Avenue
Orange, California 92866
Attention: Kent Robertson

     Re: Advance Construction Disbursement Request No. ____________ Under Cash Collateral and Disbursement Agreement
          Amount Requested: $
          Requested Disbursement Date: __________, 20__

Ladies and Gentlemen:

     Premier Entertainment Biloxi LLC ("PREMIER") and Premier Finance Biloxi Corp. ("PFC", and jointly and severally with Premier, the "ISSUER"), hereby submits this Advance Construction Disbursement Request (the "ADVANCE CONSTRUCTION DISBURSEMENT REQUEST") pursuant to that certain Cash Collateral and Disbursement Agreement dated as of January 23, 2004 (the "AGREEMENT"). Capitalized terms used herein without definition shall have the meanings assigned in the Agreement.

     The Issuer hereby requests you, in your capacity as Disbursement Agent under the Agreement, on the Requested Disbursement Date:

          (i) transfer $_______ from the Construction Disbursement Account to the PFC Payment Account (which shall be deemed to be an equity contribution to PFC);

          (ii) immediately after such funds have been transferred into the PFC Payment Account, transfer such funds from the PFC Payment Account to the Company's Direct Disbursement Account;

                                   Page 1 of 3
                                   EXHIBIT C-3

          (iii) transfer $_______ from the Construction Disbursement Account to the Issuer's Payment Account.

     In connection with the requested disbursements, the Issuer hereby represents, warrants and certifies as of the date hereof as follows:

     (a) amounts disbursed pursuant to this Advance Construction Disbursement Request shall be used solely for the following purposes, which purposes are not prohibited by the Indenture: _______;

     (b) as of the date hereof, no Event of Default exists, and the requested disbursement from the Construction Disbursement Account will not constitute, result in, nor create an Event of Default;

     (c) the Available Advance Construction Disbursement Amount MINUS the amount of the currently requested Advance Construction Disbursement shall be greater than zero;

     (d) the Project Budget presently in effect is dated [________][CHOOSE ONE][and has not been amended] [and includes all amendments through Project Budget Amendment No._______]. Said Project Budget accurately sets forth the anticipated Construction Expenses through completion of construction of the Facility in the aggregate and for each line item. Further, to the extent the work or payment required in connection with any line item has not yet been completed, the Issuer reasonably believes that the estimated cost to complete such work or payment will not exceed the difference between (a) the Remaining Budgeted Amount for such line item on the Project Budget less (b) the sum of (i) the total payments theretofore disbursed from the Construction Disbursement Account with respect to such line item (ii) any Retainage Amounts then held with respect to such line item and (iii) the portion of the proceeds of the FF&E Financing that the Issuer has expended in connection with such line item.

     (e) the Project Budget continues to accurately set forth all anticipated Pre-Opening Expenses through the Initial Operating Date in all material respects;

     (f) after giving effect to the requested disbursements from the Construction Disbursement Account, there are sufficient Available Construction Funds to pay for the anticipated costs described in Paragraphs (d) and (e) above and any other expenses the Issuer reasonably believes will need to be incurred by the Issuer in order to cause the Initial Operating Date to occur on or prior to the Operating Deadline.

     (g) [INCLUDE THE FOLLOWING CERTIFICATION IF THE FUNDS TO BE DISBURSED TO THE PFC PAYMENT ACCOUNT:] The sum of (i) amount on deposit in the Company's Direct Disbursement Account, plus (ii) the equity contribution to PFC requested in this Advance Construction Disbursement Request to fund or replenish the Company's Direct Disbursement Account plus (iii) the aggregate amount outstanding with respect to checks written (or wire transfers) that have

                                   Page 2 of 3
                                   EXHIBIT C-3
been issued by Premier to pay Permitted Land-Based Project Costs which have not been documented as required in SECTION 3.03(b)(2) of the Bond Loan Agreement and the Disbursement Agreement for other Disbursements, does not exceed $500,000. The amounts transferred to the Company's Direct Disbursement Account shall be used solely for the purpose of purchasing Bonds and paying for Permitted Land-Based Project Costs from time to time in accordance with the Bond Financing Documents.

     (h) [INCLUDE THE FOLLOWING CERTIFICATION IF THE FUNDS TO BE DISBURSED TO THE PFC PAYMENT ACCOUNT:] The conditions precedent set forth in SECTION 8 of the Bond Purchase Contract have been satisfied or waived.

     (i) [INCLUDE THE FOLLOWING CERTIFICATION IF FUNDS ARE NOT REQUESTED TO BE DISBURSED TO THE PFC PAYMENT ACCOUNT:] No funds are requested herein to be disbursed to the PFC Payment Account.

     The Disbursement Agent is entitled to rely on the foregoing representations, warranties and certifications in authorizing and making the disbursements requested by this Advance Construction Disbursement Request. Attached to this Advance Construction Disbursement Request as EXHIBIT 1 is a certificate from the Independent Construction Consultant.

                                PREMIER ENTERTAINMENT BILOXI LLC,
                                on behalf of itself and Premier Finance Biloxi Corp., as Issuer(1)


                                By:
                                   ---------------------------------------------
                                Name:
                                Title:


                                By:
                                   ---------------------------------------------
                                Name:
                                Title:

[IF A BOND REQUISITION REQUESTING FUNDING OF PERMITTED LAND-BASED PROJECT COSTS IS ATTACHED, PFC'S SIGNATURE SHALL ALSO BE REQUIRED:]

                                PREMIER FINANCE BILOXI CORP.


----------
(1) [After Initial Operating Date, this certificate must be signed by two officers of Premier, one of whom must be the principal executive officer, the principal financial officer, the treasurer or the principal accounting officer of Premier.]

                                   Page 3 of 3
                                   EXHIBIT C-3

                                By:
                                   ---------------------------------------------
                                Name:
                                Title:


                                   Page 4 of 3
                                   EXHIBIT C-3

                            EXHIBIT 1 TO EXHIBIT C-3
               CERTIFICATE OF INDEPENDENT CONSTRUCTION CONSULTANT

                                     [Date]


U.S. Bank National Association,
as Disbursement Agent
60 Livingston Avenue
St. Paul, MN 55107-2292
Attn: Frank Leslie

Premier Entertainment Biloxi, LLC
11400 Reichold Road
Gulfport, Mississippi 39503
Attn: Joseph Billhimer

Re: Advance Construction Disbursement Request dated ______________, 20__ of Premier Entertainment Biloxi LLC ("PREMIER") and Premier Finance Biloxi Corp. ("PFC", and jointly and severally with Premier, the "ISSUER")

Ladies and Gentlemen:

     Professional Associates Construction Services, Inc. (the "INDEPENDENT CONSTRUCTION CONSULTANT") hereby certifies as follows:

     (a) The Independent Construction Consultant has reviewed the above referenced Advance Construction Disbursement Request and the Cash Collateral and Disbursement Agreement dated as of January 23, 2004 (the "AGREEMENT"), to which the Issuer is a party, to the extent necessary to understand the defined terms contained herein and in the Advance Construction Disbursement Request that are incorporated by reference from the Agreement and to provide the certification contained herein. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Agreement.

     (b) The Independent Construction Consultant hereby confirms that the Available Advance Construction Disbursement Amount MINUS the amount of the currently requested Advance Construction Disbursement shall be greater than zero.


     The Disbursement Agent and the Issuer are entitled to rely on the foregoing representations, warranties and certifications in authorizing and making the disbursement requested in the Disbursement Request.

                                   Page 1 of 3
                            EXHIBIT 1 TO EXHIBIT C-3

                                        PROFESSIONAL ASSOCIATES
                                        CONSTRUCTION SERVICES, INC.

                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:

                                   Page 2 of 2
                            EXHIBIT 1 TO EXHIBIT C-3

            EXHIBIT C-4 TO CASH COLLATERAL AND DISBURSEMENT AGREEMENT FORM OF INTEREST RESERVE ACCOUNT DISBURSEMENT CERTIFICATE

                                     [Date]


U.S. Bank National Association,
as Disbursement Agent
60 Livingston Avenue
St. Paul, MN 55107-2292
Attn: Frank Leslie


     Re: Premier Entertainment Biloxi LLC ("PREMIER") and Premier Finance Biloxi Corp. ("PFC", and jointly and severally with Premier, the "ISSUER") Interest Reserve Account Disbursement

Ladies and Gentlemen:

     This certificate is delivered pursuant to SECTION 4.4(A) of that certain Cash Collateral and Disbursement Agreement dated as of January 23, 2004 (the "AGREEMENT"), to which you are a party. Capitalized terms used in this certificate that are otherwise not defined shall have the meaning assigned in the Agreement. The Issuer hereby represents, warrants and certifies as follows:

     The next Interest Payment Date with respect to the First Mortgage Notes is __________________. The amount of interest to be paid with respect to the First Mortgage Notes on such Interest Payment Date is $_____.

     The calculation of such amount is as follows: _____

     On _____________ [INSERT INTEREST PAYMENT DATE], the Disbursement Agent is hereby instructed to transfer $__________ [insert amount of interest] from the Interest Reserve Account to the Trustee for the benefit of the Noteholders to pay interest with respect to the First Mortgage Notes under the Indenture.

                                   Page 1 of 2
                                   EXHIBIT C-4

     The Disbursement Agent is entitled to rely on the foregoing representations, warranties and certifications in authorizing and making the disbursement requested in the Disbursement Request.


                                  PREMIER ENTERTAINMENT BILOXI LLC,
                                  on behalf of itself and Premier Finance Biloxi Corp., as Issuer(1)

                                  By:
                                     -------------------------------------------
                                  Name:
                                  Title:

                                  By:
                                     -------------------------------------------
                                  Name:
                                  Title:


----------
(1) [After Initial Operating Date, this certificate must be signed by two officers of Premier, one of whom must be the principal executive officer, the principal financial officer, the treasurer or the principal accounting officer of Premier.]

                                   Page 2 of 2
                                   EXHIBIT C-4

            EXHIBIT C-5 TO CASH COLLATERAL AND DISBURSEMENT AGREEMENT
              FORM OF INTEREST RESERVE EXCESS TRANSFER CERTIFICATE

                                     [Date]


U.S. Bank National Association,
as Disbursement Agent
60 Livingston Avenue
St. Paul, MN 55107-2292
Attn: Frank Leslie


     Re: Premier Entertainment Biloxi LLC ("PREMIER") and Premier Finance Biloxi Corp. ("PFC", and jointly and severally with Premier, the "ISSUER") Interest Reserve Account Disbursement

Ladies and Gentlemen:

     This certificate is delivered pursuant to SECTION 4.4(B) of that certain Cash Collateral and Disbursement Agreement dated as of January 23, 2004 (the "AGREEMENT"), to which you are a party. Capitalized terms used in this certificate that are otherwise not defined shall have the meaning assigned in the Agreement. The Issuer hereby represents, warrants and certifies as follows:

          1. $______________ of the Proceeds has been deposited into the Interest Reserve Account.

          2. The Issuer has caused the funds held in the Interest Reserve Account to be invested in accordance with SECTION 2.8 of the Agreement.

          3. The Initial Interest Reserve Account Target as of the date hereof is $________________.

          4. The amount described in clause 1 (above) exceeds the amount described in clause 3 (above) by $_______________ (the "INTEREST RESERVE EXCESS").

     The Disbursement Agent is entitled to rely on the foregoing representations, warranties and certifications in authorizing and making the disbursement requested below.

     The Issuer hereby irrevocably instructs the Disbursement Agent to transfer the Interest Reserve Excess to the Construction Disbursement Account.

                                   Page 1 of 2
                                   EXHIBIT C-5

     [IF APPLICABLE:] Premier has attached hereto as EXHIBIT 1 a Project Budget Amendment Certificate submitted in accordance with SECTION 5.1 of the Agreement documenting any corresponding adjustment to the [________] line item as a result of the Initial Interest Reserve Target and transfer of the Interest Reserve Excess to the Construction Disbursement Account.

                                  PREMIER ENTERTAINMENT BILOXI LLC,
                                  on behalf of itself and Premier Finance Biloxi Corp., as Issuer(1)

                                  By:
                                     -------------------------------------------
                                  Name:
                                  Title:


                                  By:
                                     -------------------------------------------
                                  Name:
                                  Title:


----------
(1) [After Initial Operating Date, this certificate must be signed by two officers of Premier, one of whom must be the principal executive officer, the principal financial officer, the treasurer or the principal accounting officer of Premier.]

                                   Page 2 of 2
                                   EXHIBIT C-5

            EXHIBIT C-6 TO CASH COLLATERAL AND DISBURSEMENT AGREEMENT
                       FORM OF TIDELANDS LEASE CERTIFICATE

                                     [Date]


U.S. Bank National Association,
as Disbursement Agent
60 Livingston Avenue
St. Paul, MN 55107-2292
Attn: Frank Leslie


     Re:  Premier Entertainment Biloxi LLC ("PREMIER") Tidelands Lease Account.

Ladies and Gentlemen:

     This certificate is delivered pursuant to SECTION 6.1(a) of that certain Cash Collateral and Disbursement Agreement dated as of January 23, 2004 (the "AGREEMENT"), to which you are a party. Capitalized terms used in this certificate that are otherwise not defined shall have the meaning assigned in the Agreement. Premier hereby represents, warrants and certifies as follows:

          1. The amount of the Tidelands Lease Required Payment Amount as of the date hereof is $______________.

          2. The excess of the Tidelands Lease Required Payment Amount over the balance on deposit in the Tidelands Lease Account as of the date hereof is $_______________ (the "TIDELANDS LEASE SHORTAGE AMOUNT").

     Premier has delivered this certificate together with [INCLUDE ONE OR BOTH OF THE FOLLOWING; HOWEVER, THE SUM OF THE AMOUNT SET FORTH IN CLAUSE (I) PLUS THE AMOUNT SET FORTH IN CLAUSE (II) MUST EQUAL THE TIDELANDS LEASE SHORTAGE AMOUNT]:

     (i) a check or wire transfer in an amount equal to $[______________];

     (ii) a Project Budget Amendment Certificate attached hereto as EXHIBIT 1 and submitted in accordance with SECTION 5.1 of the Agreement applying (A) $[______] from Realized Savings and (B) $[__________] from the "contingency" line item to fund such Tidelands Lease Shortage Amount and instructing the Disbursement Agent to transfer $[_________][INSERT TOTAL OF CLAUSE (a) PLUS CLAUSE (b)] from the Construction Disbursement Account into the Tidelands Lease Account.

                                   Page 1 of 2
                                   EXHIBIT C-6

     Premier hereby irrevocably instructs the Disbursement Agent to deposit such funds into the Tidelands Lease Account.


                                  PREMIER ENTERTAINMENT BILOXI LLC,
                                  on behalf of itself and Premier Finance Biloxi Corp., as Issuer(1)

                                  By:
                                     -------------------------------------------
                                  Name:
                                  Title:

                                  By:
                                     -------------------------------------------
                                  Name:
                                  Title:

----------
(1) After Initial Operating Date, this certificate must be signed by two officers of Premier, one of whom must be the principal executive officer, the principal financial officer, the treasurer or the principal accounting officer of Premier.

                                   Page 2 of 2
                                   EXHIBIT C-6

            EXHIBIT D-1 TO CASH COLLATERAL AND DISBURSEMENT AGREEMENT
                FORM OF AVAILABLE CONSTRUCTION FUNDS CERTIFICATE

                                     [Date]


U.S. Bank National Association,
as Disbursement Agent
60 Livingston Avenue
St. Paul, MN 55107-2292
Attn: Frank Leslie

U.S. Bank National Association,
as Trustee
60 Livingston Avenue
St. Paul, MN 55107-2292
Attn: Frank Leslie

Professional Associates Construction Services, Inc.
as Independent Construction Consultant
942 East Chapman Avenue
Orange, CA 92866
Attn: Kent Robertson

Re:  Available Construction Funds Certificate

Ladies and Gentlemen:

     This certificate is delivered pursuant to SECTION 5.4 of that certain Cash Collateral and Disbursement Agreement dated as of January 23, 2004 (the "AGREEMENT"), to which the Disbursement Agent is a party. Each of Premier Entertainment Biloxi LLC ("PREMIER") and Premier Finance Biloxi Corp. ("PFC", and jointly and severally with Premier, the "ISSUER") hereby represents, warrants and certifies that:

     (a) The Available Construction Funds Schedule, attached hereto as SCHEDULE 1, is true and correct in all material respects.

     (b)  The amount set forth in Row M of such Available Construction Funds
Schedule is the amount of Available Construction Funds as of the date of such Available Construction Funds Schedule.

     (c) [CHOOSE ONE:][(1):] The amount currently on deposit in the Tidelands Lease Account is equal to or exceeds the amount of the Tidelands Lease Required Payment.][OR][(2):] The amount currently on deposit in the Tidelands Lease Account is less than the amount of the

                                   Page 1 of 2
                                   EXHIBIT D-1

Tidelands Lease Required Payment. Attached hereto as ATTACHMENT 1 is a Tidelands Lease Certificate submitted in accordance with SECTION 6.1(c) of the Agreement.]

     The Disbursement Agent, the Trustee and the Independent Construction Consultant are each entitled to rely on representations, warranties and certifications. Capitalized terms used in this certificate that are otherwise not defined shall have the meaning assigned in the Agreement.

                           PREMIER ENTERTAINMENT BILOXI LLC,
                           on behalf of itself and Premier Finance Biloxi Corp., as Issuer(1)

                           By:
                              --------------------------------------------------
                           Name:
                           Title:

                           By:
                              --------------------------------------------------
                           Name:
                           Title:


----------
(1) [After Initial Operating Date, this certificate must be signed by two officers of Premier, one of whom must be the principal executive officer, the principal financial officer, the treasurer or the principal accounting officer of Premier.]

                                   Page 2 of 2
                                   EXHIBIT D-1

                            SCHEDULE 1 TO EXHIBIT D-1
                      AVAILABLE CONSTRUCTION FUNDS SCHEDULE


                  Prepared as of: _______________________, 20__

A    Additional Pre-Operating Revenue Anticipated (as noted on Project Budget) to be earned from the
     Construction Disbursement Account or the Issuer's Payment Account.                                            $______________

B    Additional Pre-Operating Revenue earned from investments in the Construction Disbursement Account or the
     Issuer's Payment Account, as of ______________, 20__ which date is no more than 30 days prior to the date
     of this Available Construction Funds Schedule.                                                                $______________

C    Additional Pre-Operating Revenue anticipated to be earned, from investments in the Construction
     Disbursement Account or the Issuer's Payment Account, from the date of this Available Construction Funds
     Schedule through the date Facility anticipated to be Operating                                                $______________

D    Total Additional Pre-Operating Revenue anticipated to be earned on the Construction Disbursement Account or
     the Issuer's Payment Account (Sum of B+C).                                                                    $______________

E    Additional Pre-Operating Revenue Shortfalls/Surplus (A-D).                                                    $______________

F    The Amount of FF&E Financing that the Issuer has incurred or reasonably expects to incur, or the net proceeds of the Additional Notes that the Issuer has issued or expects to issue, in accordance with the
     Indenture (as adjusted pursuant to clause (y) of the definition of the Additional Pre-Opening Revenue).       $______________

G    Other Additional Pre-Operating Revenue [Attach additional pages to document that such amounts constitute
     Additional Pre-Operating Revenue]                                                                             $______________

H    Total Additional Pre-Operating Revenue (D+F+G)                                                                $______________

I    Original Allocation                                                                                           $______________

J    Additional equity, Loss Proceeds or other amounts deposited into the Construction Disbursement Account        $______________

K    Total Disbursements from the Construction Disbursement Account                                                $______________

L    The proceeds of FF&E Financing that the Issuer has expended in connection with the Facility.]                 $______________

M    Available Construction Funds (I+J - (K+L))                                                                    $______________

                                   Page 1 of 1
                            SCHEDULE 1 TO EXHIBIT D-1

                           ATTACHMENT 1 TO EXHIBIT D-1
                           TIDELANDS LEASE CERTIFICATE


                                   Page 1 of 1
                           ATTACHMENT 1 TO EXHIBIT D-1

            EXHIBIT D-2 TO CASH COLLATERAL AND DISBURSEMENT AGREEMENT
                    FORM OF PROJECT COST SCHEDULE CERTIFICATE

                                     [Date]


Professional Associates Construction Services as Independent Construction Consultant
942 E. Chapman Avenue
Orange, CA 92866
Attn: Kent Robertson

Re:  Project Cost Schedule Certificate

Ladies and Gentlemen:

     This certificate is delivered pursuant to SECTION 5.5 of that certain Cash Collateral and Disbursement Agreement dated as of January 23, 2004 (the "AGREEMENT"), to which you are a party. Premier Entertainment Biloxi LLC ("PREMIER") and Premier Finance Biloxi Corp. ("PFC", and jointly and severally with Premier, the "ISSUER") hereby represents, warrants and certifies that:

     (a) The attached Project Cost Schedule, attached hereto as SCHEDULE 1, is true and correct in all material respects.

     (b) The Issuer reasonably believes that the total amount set forth under the heading "Total Remaining Costs" in Part I of such Project Cost Schedule for column (iii) is the amount of Remaining Costs as of the date of such Project Cost Schedule.

     (c) The amount set forth in Row M of Part II of such Project Cost Schedule is the amount of Available Construction Funds as of the date of such Project Cost Schedule.

                                   Page 1 of 2
                                   EXHIBIT D-2

     The Independent Construction Consultant is entitled to rely on the foregoing representations, warranties and certifications. Capitalized terms used in this certificate that are otherwise not defined shall have the meaning assigned in the Agreement.


                                  PREMIER ENTERTAINMENT BILOXI LLC,
                                  on behalf of itself and Premier Finance Biloxi Corp., as Issuer(1)


                                  By:
                                     -------------------------------------------
                                  Name:
                                  Title:


                                  By:
                                     -------------------------------------------
                                  Name:
                                  Title:


----------
(1) [After Initial Operating Date, this certificate must be signed by two officers of Premier, one of whom must be the principal executive officer, the principal financial officer, the treasurer or the principal accounting officer of Premier.]

                                   Page 2 of 2
                                   EXHIBIT D-2

                            SCHEDULE 1 TO EXHIBIT D-2
                        PROJECT COST SCHEDULE CERTIFICATE

               Prepared as of: ____________________________, 20__

I.   PROJECT COSTS

                       CONSTRUCTION EXPENSES - HARD COSTS

                                                                           (iii)
                                                                           Total estimated
                                                                           additional amounts to
                                                                           be paid after the date
                                                                           of this Schedule to
                                                                           complete the tasks
                         (i)                      (ii)                     included in such Line
                         Hard Costs paid from     Accrued and unpaid       Item through the date                        (v)
                         the Issuance Date to     Retainage Amounts from   the Issuer reasonably    (iv)                Expected
                         the date of this         the Issuance Date to     estimates the Initial    Remaining Budgeted  Line Item
Line Item from Project   Schedule with respect    the date of this         Operating Date will      Amount from the     Surplus or
Budget                   to such line item        Schedule                 occur                    Project Budget      Cost Overrun




                       CONSTRUCTION EXPENSES - SOFT COSTS

                                                                           (iii)
                                                                           Total estimated
                                                                           additional amounts to
                                                                           be paid after the date
                                                                           of this Schedule to
                                                                           complete the tasks
                         (i)                      (ii)                     included in such Line
                         Soft Costs paid from     Accrued and unpaid       Item through the date                        (v)
                         the Issuance Date to     Retainage Amounts from   the Issuer reasonably    (iv)                Expected
                         the date of this         the Issuance Date to     estimates the Initial    Remaining Budgeted  Line Item
Line Item from Project   Schedule with respect    the date of this         Operating Date will      Amount from the     Surplus or
Budget                   to such line item        Schedule                 occur                    Project Budget      Cost Overrun




                                   Page 1 of 3
                            SCHEDULE 1 TO EXHIBIT D-2

                              PRE-OPENING EXPENSES

                                                                           (iii)
                                                                           Total estimated
                         (i)                      (ii)                     additional amounts to
                         Costs paid from the      Accrued and unpaid       be paid after the date                       (v)
                         Issuance Date to the     Retainage Amounts from   of this Schedule to      (iv)                Expected
                         date of this Schedule    the Issuance Date to     complete the tasks       Remaining Budgeted  Line Item
Line Item from Project   with respect to such     the date of this         included in such Line    Amount from the     Surplus or
Budget                   Line Item                Schedule                 Item                     Project Budget      Cost Overrun



TOTAL REMAINING COSTS

Total

1 (iii) [Total Estimated Additional Amounts to be Paid after the Date of this Schedule to complete the tasks set forth in such line item] includes amounts described in (ii) [Accrued and Unpaid Retainage Amount to Date]
2 (v) [Expected Line Item Surplus/ or Cost Overrun] equals (iv) [Remaining Budgeted Amount from the Project Budget] minus the sum of (ii) [Accrued and Unpaid Retainage Amount to Date] plus (iii) [Total Estimated Additional Amounts to be Paid after the Date of this Schedule to Complete the Tasks Set Forth in Such Line Item]
3 Sum of estimated Additional Amounts (Construction Expenses - Hard Costs, Construction Expenses - Soft Costs, and Pre-Operating Expenses) to be paid after the date of this Schedule

II.  ADDITIONAL PRE-OPERATING REVENUE

A    Additional Pre-Operating Revenue anticipated (as noted on Project Budget) to be earned from the
     Construction Disbursement Account or the Issuer's Payment Account.                                            $______________

B    Additional Pre-Operating Revenue earned from investments in the Construction Disbursement Account or the
     Issuer's Payment Account, as of ____________ __, 20__ which date is no more than 30 days prior to the date
     of this Project Cost Schedule.                                                                                $______________

C    Additional Pre-Operating Revenue anticipated to be earned, from investments in the Construction
     Disbursement Account or the Issuer's Payment Account, from the date of this Project Cost Schedule through
     the date Facility anticipated to be Operating                                                                 $______________

D    Total Additional Pre-Operating Revenue anticipated to be earned on the Construction Disbursement Account or
     the Issuer's Payment Account (Sum of B+C).                                                                    $______________

E    Additional Pre-Operating Revenue Shortfalls/Surplus (A-D).                                                    $______________

F    The Amount of FF&E Financing that the Issuer has incurred or reasonably expects to incur, or the net
     proceeds of the Additional Notes that the                                                                     $______________

                                   Page 2 of 3
                            SCHEDULE 1 TO EXHIBIT D-2

     Issuer has issued or expects to issue, in accordance with the Indenture (as adjusted pursuant to clause (y)
     of the definition of the Additional Pre-Opening Revenue).                                                     $______________

G    Other Additional Pre-Operating Revenue [Attach additional pages to document that such amounts constitute
     Additional Pre-Operating Revenue].                                                                            $______________

H    Total Additional Pre-Operating Revenue (D+F+G+H).                                                             $______________

I    Original Allocation.                                                                                          $______________

J    Additional equity, Loss Proceeds or other amounts deposited into the Construction Disbursement Account.       $______________

K    Total Disbursements from the Construction Disbursement Account.                                               $______________

L    The proceeds of FF&E Financing that the Issuer has expended in connection with the Facility.                  $______________

M    Available Construction Funds (H+J - (K+L)).                                                                   $______________

III. OVERALL COST OVERRUN OR SURPLUS

A.        Available Construction Funds (last item from Table II above) minus total Remaining Costs (last item
          from Table I above).                                                                                     $______________

                                   Page 3 of 3
                            SCHEDULE 1 TO EXHIBIT D-2

                                   EXHIBIT D-3
                         FINISHES LINE-ITEMS AND AMOUNTS
                          (from Initial Project Budget)



                                   Page 1 of 1
                                   EXHIBIT D-3

             EXHIBIT E TO CASH COLLATERAL AND DISBURSEMENT AGREEMENT
                      PROJECT BUDGET AMENDMENT CERTIFICATE

                                     [Date]

U.S. Bank National Association,
as Trustee
60 Livingston Avenue
St. Paul, MN 55107-2292
Attn: Frank Leslie

Copies to:

U.S. Bank National Association,
as Disbursement Agent
60 Livingston Avenue
St. Paul, MN 55107-2292
Attn: Frank Leslie

Professional Associates Construction Services as Independent Construction Consultant
942 East Chapman Avenue
Orange, California 92866
Attention: Kent Robertson

Re:  Amendment of Project Budget

Ladies and Gentlemen:

     The Premier Entertainment Biloxi LLC ("PREMIER") and Premier Finance Biloxi Corp. ("PFC", and jointly and severally with Premier, the "ISSUER") requests that the Project Budget for the Facility be amended as set forth on SCHEDULE 1 to this certificate. This certificate is delivered pursuant to SECTION 5.1.3 of that certain Cash Collateral and Disbursement Agreement dated as of January 23, 2004 (the "AGREEMENT"), to which the Disbursement Agent is a party. In connection with the requested Project Budget amendment, the Issuer represents, warrants and certifies as follows:

     (a) Such amendment is reasonably necessary in order to complete the work with respect to the Facility represented by such line item in the Project Budget that is amended.

                                   Page 1 of 3
                                    EXHIBIT E

     (b) Funding to pay the costs represented by any line item increase is available from one or more of the sources set forth in SECTION 5.1.1 of the Agreement, as set forth on SCHEDULE 1 hereto.

     (c) The Project Budget in effect immediately prior to the proposed amendment is attached to this Project Budget Amendment Certificate as
          SCHEDULE 2, and the Project Budget which will be in effect upon effectiveness of the proposed amendment is attached to this Project Budget Amendment Certificate as SCHEDULE 3.

     (d) Immediately following any such increase: (i) the Project Budget will continue to provide for construction of improvements which are substantially consistent with or in excess of the Minimum Facilities;
          (ii) the Project Budget will permit the Initial Operating Date to occur on or prior to the Operating Deadline; and (iii) the Project Budget will reasonably establish the line item components of the work required to be undertaken in order to complete construction of the Facility, and will reasonably establish the cost of completing each line item component of such work.

     (e) To the Issuer's Knowledge, the construction performed as of the date hereof is substantially in accordance with the Final Plans. The Issuer reasonably believes that the Initial Operating Date will occur on or prior to the Operating Deadline.

     (f) After giving effect to the proposed amendment, the Project Budget accurately sets forth in all material respects the anticipated Construction Expenses through completion of the construction of the Facility, allocated among the various line item components thereof identified on the Project Budget in effect on the Issuance Date.

     (g) After giving effect to the proposed amendment, the Project Budget accurately sets forth the anticipated Pre-Operating Expenses both in the aggregate and for each line item prior to the Initial Operating Date.

     (h) After giving effect to the proposed amendment, there are sufficient Available Construction Funds to pay for the anticipated costs described in Paragraphs (f) and (g) above and any other expenses the Issuer reasonably believes will need to be incurred by the Issuer in order to cause the Initial Operating Date to occur on or prior to the Operating Deadline.

     (i) as of the date hereof, no Event of Default exists, and the proposed amendment will not constitute, result in, nor create an Event of Default;

                                   Page 2 of 3
                                    EXHIBIT E

     (j) The undersigned certifies that this Project Budget Amendment Certificate is authorized hereby and is permitted pursuant to the Agreement and the Indenture and all conditions precedent thereto have been met; and

     (k) SCHEDULE 1 attached hereto is true and correct in all material respects.

     The Disbursement Agent, the Independent Construction Consultant and the Trustee are entitled to rely on the foregoing representations, warranties and certifications.

     Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Agreement.

     Attached to this Project Budget Amendment Certificate as EXHIBITS 1 through 3 are certificates from the General Contractor (if the Construction Budget Amendment affects the budgeted amounts for Hard Costs associated with any of its work under the GMP Contract (including "Direct Purchase Items" as defined in the GMP Contract), the Independent Construction Consultant, and the Architect (if the Construction Budget Amendment affects that portion of the Facility constructed pursuant to Plans prepared by it).

                              PREMIER ENTERTAINMENT BILOXI LLC,
                              on behalf of itself and Premier Finance Biloxi Corp., as Issuer(1)


                              By:
                                 --------------------------------------------
                              Name:
                              Title:

                              By:
                                 --------------------------------------------
                              Name:
                              Title:

----------
(1) [After Initial Operating Date, this certificate must be signed by two officers of Premier, one of whom must be the principal executive officer, the principal financial officer, the treasurer or the principal accounting officer of Premier.]

                                   Page 3 of 3
                                    EXHIBIT E

                             SCHEDULE 1 TO EXHIBIT E

Amendment No.__ to Project Budget.


I.     INCREASES TO LINE ITEMS: [REPEAT AS
       NECESSARY]

       A.   The following line item is increased:          _____________________

            Old Amount of Line Item:                       _____________________

            Amount of Increase:                            _____________________

            New Total For Line Item:                       _____________________

            Source of Funds For Increase:                  _____________________

                 Source                                        Amount
          Realized Savings                                     _______________
          Additional Pre-Operating Revenue                     _______________(1)
          Contingency                                          _______________
                 Total                                         _______________

I.     DECREASES TO LINE ITEMS: [REPEAT AS
       NECESSARY]

       A.   The following line item is decreased:          _____________________

            Old Amount of Line Item:                       _____________________

            Amount of Decrease:                            _____________________

            New Amount of Line Item:                       _____________________


----------
(1). Attached deposit slip for deposit of funds into the Construction Disbursement Account to evidence additional funds or if such increase in Additional Pre-Operating Revenue results from an increase in investment income, as described in the definition of Additional Pre-Operating Revenue, then a copy of the latest submitted Available Construction Funds Certificate shall be attached.

                                   Page 1 of 3
                             SCHEDULE 1 TO EXHIBIT E

Reason For Decrease of Line Item (check box as appropriate):

            / / Realized Savings

            / / Reduction in "Contingency" Line Item

III.   NEW PROJECT BUDGET TOTALS

            The total Project Budget for the
            Facility is now:                                      $_____________
            The amount disbursed to date for
            the Facility is now:                                  $_____________
            Remaining amounts to be spent:                        $_____________

            Available Construction Funds for Facility:            $_____________

IV. REALIZED SAVINGS: Either the Issuer is not decreasing line items as a result of Realized Savings or each of the following statements is true and correct:

       A. Such savings are not obtained in a manner that will cause the Facility to be inconsistent with the Minimum Facilities.

       B.   Following the subject amendment to the Project Budget,

            (i) the total amount allocated for the line items for Finishes, as such line items are set forth on EXHIBIT D-3 to the Agreement, will not be reduced by more than 15% of the sum of the amounts allocated to such line items on EXHIBIT D-3 to the Agreement,

            (ii) the "pre-opening expenses" line item on the Project Budget will not be evidenced by more than 15%,

            (iii) any modifications to the "contingency" lien item on the Project Budget are permitted under SECTION 5.1.1(c) of the Agreement, and

            (iv) the "owner supplied FF&E", "FF&E", "working capital and machine loads" and the "excess liquidity" line items on the Project Budget will not be reduced.

       C. Either of the following is true and correct (check the box as appropriate) for line item ____ [REPEAT AS NECESSARY]:

       / /  1.       all work, improvements and acquisitions covered by the line item have been completed; or


                                   Page 2 of 3
                             SCHEDULE 1 TO EXHIBIT E

       / /  2.       all of the following have been satisfied: (a) the Issuer
has entered into Construction Contracts providing for the completion of all tasks set forth in such line item and for all materials and services required for such tasks for a guaranteed maximum price for each such Construction Contract; (b) such Construction Contracts, other than the "Direct Purchase Items" as defined in GMP Contract, provide that the portion of the Facility covered by such line item will be completed by a specified date consistent with the timely construction of the Facility and for a cost less than or equal to the aggregate guaranteed maximum prices in such Construction Contracts; (c) the aggregate guaranteed maximum prices in such Construction Contracts is equal to or less than the revised Total Budgeted Amount for such line item and (d) if such amendment includes Realized Savings for the "GMP Contract" line item, all work or improvements contemplated by such line item are not subject to any allowances under the GMP Contract and Final Plans have been completed with respect to such work or improvements as evidenced by a Final Plans Amendment Certificate delivered in accordance with SECTION 5.6 of the Agreement.


                                   Page 3 of 3
                             SCHEDULE 1 TO EXHIBIT E

                             SCHEDULE 2 TO EXHIBIT E
                             EXISTING PROJECT BUDGET


                                   Page 1 of 1
                             SCHEDULE 2 TO EXHIBIT E

                             SCHEDULE 3 TO EXHIBIT E
                               NEW PROJECT BUDGET


                                   Page 1 of 1
                             SCHEDULE 3 TO EXHIBIT E

                             EXHIBIT 1 TO EXHIBIT E
                        CERTIFICATE OF GENERAL CONTRACTOR

                                     [Date]


Premier Entertainment Biloxi, LLC
11400 Reichold Road
Gulfport, Mississippi 39503
Attn: Joseph Billhimer

Copies to:

U.S. Bank National Association,
as Disbursement Agent
60 Livingston Avenue
St. Paul, MN 55107-2292
Attn: Frank Leslie

U.S. Bank National Association,
as Trustee
60 Livingston Avenue
St. Paul, MN 55107-2292
Attn: Frank Leslie

Professional Associates Construction Services as Independent Construction Consultant
942 East Chapman Avenue
Orange, California 92866
Attn: Kent Robertson

     Re: Project Budget Amendment Certificate dated __________, 20__ of Premier Entertainment Biloxi LLC ("PREMIER") and Premier Finance Biloxi Corp. ("PFC", and jointly and severally with Premier, the "ISSUER")

Ladies and Gentlemen:

     General Contractor hereby certifies as follows:

     (a) The General Contractor has reviewed the above referenced Project Budget Amendment Certificate and the Cash Collateral and Disbursement Agreement dated as of January 23, 2004 (the "AGREEMENT"), to which the Issuer is a party, to the extent necessary to understand the defined terms contained herein and in the Project Budget Amendment Certificate that are incorporated by reference from the Agreement and to provide the certification contained herein.

                                   Page 1 of 2
                             EXHIBIT 1 TO EXHIBIT E

Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Agreement.

     (b) The General Contractor hereby certifies and confirms the accuracy of the certifications in Paragraphs (a), (c), (d), (e) (as to the first sentence thereof) and (f) of the above-referenced Project Budget Amendment Certificate as they apply to that portion of the Facility to be constructed pursuant to the GMP Contract (including the "Direct Purchase Items" as defined in the GMP Contract); provided that where any certification of the Issuer is limited to the Issuer's Knowledge for the purpose of this certificate such certification shall instead be made to the General Contractor's Knowledge.

     (c) The General Contractor certifies and confirms that, with respect to that portion of the Facility to be constructed pursuant to the GMP Contract, it reasonably believes that the Initial Operating Date will occur on or prior to the Operating Deadline.

     (d) The undersigned has no reason to believe that the proposed amendment is not consistent with the Final Plans and such further Plans that the undersigned reasonably believes will become Final Plans.

     The Issuer, the Disbursement Agent, the Trustee and the Independent Construction Consultant are entitled to rely on the foregoing representations, warranties and certifications in authorizing and making the amendment to the Project Budget.

                                         ROY ANDERSON CORP


                                         By:
                                            ------------------------------------
                                         Name:
                                         Title:


                                   Page 2 of 2
                             EXHIBIT 1 TO EXHIBIT E

                             EXHIBIT 2 TO EXHIBIT E
               CERTIFICATE OF INDEPENDENT CONSTRUCTION CONSULTANT

                                     [Date]

Premier Entertainment Biloxi, LLC
11400 Reichold Road
Gulfport, Mississippi 39503
Attn: Joseph Billhimer

Copies to:

U.S. Bank National Association,
as Disbursement Agent
60 Livingston Avenue
St. Paul, MN 55107-2292
Attn: Frank Leslie

U.S. Bank National Association,
as Trustee
60 Livingston Avenue
St. Paul, MN 55107-2292
Attn: Frank Leslie
Attn: David Valpredo, Vice President

     Re: Project Budget Amendment Certificate dated __________, 20__ of the Premier Entertainment Biloxi LLC ("PREMIER") and Premier Finance Biloxi Corp. ("PFC", and jointly and severally with Premier, the "ISSUER")

Ladies and Gentlemen:

     Professional Associates Construction Services, Inc. (the "INDEPENDENT CONSTRUCTION CONSULTANT") hereby certifies as follows:

     (a) The Independent Construction Consultant has reviewed the above referenced Project Budget Amendment Certificate and the Cash Collateral and Disbursement Agreement dated as of January 23, 2004 (the "AGREEMENT"), to which the Issuer and the undersigned are a party, to the extent necessary to understand the defined terms contained herein and in the Project Budget Amendment Certificate that are incorporated by reference from the Agreement and to provide the certification contained herein. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Agreement.

     (b) The Independent Construction Consultant hereby certifies and confirms the accuracy of the certifications in Paragraphs (a), (c), (d) (to the best of its Knowledge after due

                                   Page 1 of 2
                             EXHIBIT 2 TO EXHIBIT E
inquiry), (e), (f) (to the best of its Knowledge after due inquiry) and (k) of the above-referenced Project Budget Amendment Certificate; provided that where any certification of the Issuer is limited to the Issuer's Knowledge for the purpose of this certificate such certification shall instead be made to the Independent Construction Consultant's Knowledge.

     (c) The Independent Construction Consultant certifies and confirms that it believes that the Initial Operating Date will occur on or prior to the Operating Deadline.

     (d) The Independent Construction Consultant last inspected the Facility on _________.

     The Disbursement Agent, the Trustee and the Issuer are entitled to rely on the foregoing representations, warranties and certifications in authorizing and making the amendment to the Project Budget.

                                         PROFESSIONAL ASSOCIATES
                                         CONSTRUCTION SERVICES, INC.


                                         By:
                                            ------------------------------------
                                         Name:
                                         Title:


                                   Page 2 of 2
                             EXHIBIT 2 TO EXHIBIT E

                             EXHIBIT 3 TO EXHIBIT E
                            CERTIFICATE OF ARCHITECT


Premier Entertainment Biloxi, LLC
11400 Reichold Road
Gulfport, Mississippi 39503
Attn: Joseph Billhimer

Copies to:

U.S. Bank National Association,
as Disbursement Agent
60 Livingston Avenue
St. Paul, MN 55107-2292
Attn: Frank Leslie

U.S. Bank National Association,
as Trustee
60 Livingston Avenue
St. Paul, MN 55107-2292
Attn: Frank Leslie

Professional Associates Construction Services as Independent Construction Consultant
942 East Chapman Avenue
Orange, California 92866
Attn: Kent Robertson

Re: Project Budget Amendment Certificate dated __________, 20__ of the Premier Entertainment Biloxi LLC ("PREMIER") and Premier Finance Biloxi Corp. ("PFC", and jointly and severally with Premier, the "ISSUER")

Ladies and Gentlemen:

     Paul Steelman, Ltd. (the "ARCHITECT") hereby certifies as follows:

     (a) The Architect has reviewed the above referenced Project Budget Amendment Certificate and the Cash Collateral and Disbursement Agreement dated as of January 23, 2004 (the "AGREEMENT"), to which the Issuer is a party, to the extent necessary to understand the defined terms contained herein and in the Project Budget Amendment Certificate that are incorporated by reference from the Agreement and to provide the certification contained herein. Capitalized terms used herein and not otherwise defined shall have the meaning ascribed to them in the Agreement.

                                   Page 1 of 2
                             EXHIBIT 3 TO EXHIBIT E

     (b) The Architect hereby certifies and confirms the accuracy of the certifications in Paragraphs (a), (c), (d), (e), (f) and (k) of the above-referenced Project Budget Amendment Certificate; provided that where any certification of the Issuer is limited to the Issuer's Knowledge for the purpose of this certificate such certification shall instead be made to the Architect's Knowledge.

     (c) The Architect certifies and confirms that it believes that the Initial Operating Date will occur on or prior to the Operating Deadline.

     (d)  The Architect last inspected the Facility on _________.

     The Issuer, the Disbursement Agent, the Trustee and the Independent Construction Consultant are entitled to rely on the foregoing representations, warranties and certifications in authorizing and making the amendment to the Project Budget.

                                         PAUL STEELMAN, LTD.


                                         By:
                                            ------------------------------------
                                         Name:
                                         Title:

                                   Page 2 of 2
                             EXHIBIT 3 TO EXHIBIT E

             EXHIBIT F TO CASH COLLATERAL AND DISBURSEMENT AGREEMENT
                   CONSTRUCTION CONTRACT AMENDMENT CERTIFICATE

                                     [Date]


U.S. Bank National Association,
as Trustee
60 Livingston Avenue
St. Paul, MN 55107-2292
Attn: Frank Leslie

Copies to:

U.S. Bank National Association,
as Disbursement Agent
60 Livingston Avenue
St. Paul, MN 55107-2292
Attn: Frank Leslie

Professional Associates Construction Services as Independent Construction Consultant
942 East Chapman Avenue
Orange, California 92866
Attention: Kent Robertson

Re: Amendment No. ___ to Construction Contract dated ___________ (the "CONSTRUCTION CONTRACT")between __________________________ and Premier Entertainment Biloxi LLC ("PREMIER")

Ladies and Gentlemen:

     Premier notifies you of the amendment to the above-reference Construction Contract as set forth on SCHEDULE 1 to this certificate. This certificate is delivered pursuant to SECTION 5.2 of that certain Cash Collateral and Disbursement Agreement dated as of January 23, 2004 (the "AGREEMENT"), to which the Disbursement Agent is a party. Capitalized terms used in this certificate that are otherwise not defined shall have the meaning assigned in the Agreement. In connection with the Construction Contract Amendment, Premier Finance Biloxi Corp. ("PFC", and jointly and severally with Premier, the "ISSUER") hereby represents, warrants and certifies as follows:

     (a) After giving effect to such Construction Contract Amendment (and any related amendment to the Project Budget):

                                   Page 1 of 3
                                    EXHIBIT F

               (i) The Project Budget will provide for construction of improvements which are substantially consistent with or in excess of the Minimum Facilities;

               (ii) If the Construction Contract Amendment will effect a reduction in the scope of the work to be performed by Contractor, then the work eliminated from the scope of work either: (A) is not necessary for the completion of the Minimum Facilities, or (B) to the extent necessary for the completion of the Minimum Facilities or Finishes (as the same may be adjusted in accordance with SECTION 5.1.2 of the Agreement), will be completed by Contractors under the new or amended Construction Contracts, copies of which have been provided to you.

               (iii) The Facility can be completed within the line items pertaining to the Construction Contract: (A) in a timely manner so as to permit the Initial Operating Date to occur on or prior to the Operating Deadline; and (B) within the aggregate amounts specified for the line item on the Project Budget.

     (b) After giving effect to the proposed Construction Contract Amendment (and any related amendment to the Project Budget), the Project Budget accurately sets forth in all material respects the anticipated Construction Expenses through completion of the construction of the Facility, allocated among the various line item components thereof identified on the Project Budget in effect on the Issuance Date.

     (c) After giving effect to the proposed Construction Contract Amendment (and any related amendment to the Project Budget), the Project Budget accurately sets forth in all material respects all anticipated Pre-Opening Expenses through the Initial Operating Date.

     (d) As of the date hereof, no Event of Default exists, and the proposed Construction Contract Amendment (and any related amendment to the Project Budget) will not constitute, result in, nor create an Event of Default

     The undersigned certifies that this Construction Contract Amendment Certificate is authorized hereby and is permitted pursuant to the Agreement and the Indenture, and all conditions precedent thereto have been met.

     The Disbursement Agent, the Independent Construction Consultant and the Trustee are entitled to rely on the foregoing representations, warranties and certifications.

     Attached to this Construction Contract Amendment Certificate as EXHIBITS 1 through 3 are certificates from the General Contractor (only for Hard Costs under the GMP Contract (including "Direct Purchase Items" as defined in the GMP Contract), unless such Hard Costs relate to an owner change directive issued by Premier under the GMP Contract), the Independent Construction Consultant and the Architect (for Hard Costs with respect only to Plans prepared by it).

                                   Page 2 of 3
                                    EXHIBIT F

                                  PREMIER ENTERTAINMENT BILOXI LLC,
                                  on behalf of itself and Premier Finance Biloxi Corp., as Issuer(1)


                                  By:
                                     -------------------------------------------
                                  Name:
                                  Title:


                                  By:
                                     -------------------------------------------
                                  Name:
                                  Title:


----------
(1) [After Initial Operating Date, this certificate must be signed by two officers of Premier, one of whom must be the principal executive officer, the principal financial officer, the treasurer or the principal accounting officer of Premier.]

                                   Page 3 of 3
                                    EXHIBIT F

                             SCHEDULE 1 TO EXHIBIT F
               (COPY OF EXECUTED CONSTRUCTION CONTRACT AMENDMENT)


                                   Page 1 of 1
                             SCHEDULE 1 TO EXHIBIT F

                            [EXHIBIT 1 TO EXHIBIT F]
                       [CERTIFICATE OF GENERAL CONTRACTOR
                   CONSTRUCTION CONTRACT AMENDMENT CERTIFICATE

                                     [Date]


Premier Entertainment Biloxi, LLC
11400 Reichold Road
Gulfport, Mississippi 39503
Attn: Joseph Billhimer

Copies to:

U.S. Bank National Association,
as Disbursement Agent
60 Livingston Avenue
St. Paul, MN 55107-2292
Attn: Frank Leslie

U.S. Bank National Association,
as Trustee
60 Livingston Avenue
St. Paul, MN 55107-2292
Attn: Frank Leslie

Professional Associates Construction Services as Independent Construction Consultant
942 East Chapman Avenue
Orange, California 92866
Attn: Kent Robertson

Re: Construction Contract Amendment Certificate dated __________, 20__ relating to Construction Contract dated __________ (the "CONSTRUCTION CONTRACT") with [Contractor] (the "CONTRACTOR")

Ladies and Gentlemen:

     Roy Anderson Corp (the "GENERAL CONTRACTOR") hereby certifies as follows:

     (a) The General Contractor has reviewed the above-referenced Construction Contract Amendment Certificate and the Cash Collateral and Disbursement Agreement dated as of January 23, 2004 (the "AGREEMENT"), to which the Issuer is a party, to the extent necessary to understand the defined terms contained herein and in the Construction Contract Amendment Certificate that are incorporated by reference from the Agreement, and to provide the certification contained

                                   Page 1 of 2
                             EXHIBIT 1 TO EXHIBIT F
herein. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Agreement.

     (b) The General Contractor hereby certifies and confirms: (i) the accuracy of the certifications in Paragraphs (a) and (b) of the above-referenced Construction Contract Amendment Certificate as they apply to the GMP Contract (including "Direct Purchase Items" as defined in the GMP Contract); and (ii) to the General Contractor's Knowledge, the accuracy of the certifications in Paragraphs (a) and (b) of the above-referenced Construction Contract Amendment Certificate as they apply to any other Construction Contracts.

     The Disbursement Agent, the Trustee and the Independent Construction Consultant are entitled to rely on the foregoing representations, warranties and certifications.

                                         ROY ANDERSON CORP


                                         By:
                                            ------------------------------------
                                         Name:
                                         Title:


                                   Page 2 of 2
                             EXHIBIT 1 TO EXHIBIT F

                             EXHIBIT 2 TO EXHIBIT F
               CERTIFICATE OF INDEPENDENT CONSTRUCTION CONSULTANT
                   CONSTRUCTION CONTRACT AMENDMENT CERTIFICATE

                                     [Date]

Premier Entertainment Biloxi, LLC
11400 Reichold Road
Gulfport, Mississippi 39503
Attn: Joseph Billhimer

Copies to:

U.S. Bank National Association,
as Disbursement Agent
60 Livingston Avenue
St. Paul, MN 55107-2292
Attn: Frank Leslie

U.S. Bank National Association,
as Trustee
60 Livingston Avenue
St. Paul, MN 55107-2292
Attn: Frank Leslie

Re: Construction Contract Amendment Certificate dated __________, 20__ relating to Construction Contract dated __________ (the "CONSTRUCTION CONTRACT") with __________ (the "CONTRACTOR")

Ladies and Gentlemen:

     Professional Associates Construction Services, Inc. (the "INDEPENDENT CONSTRUCTION CONSULTANT") hereby certifies as follows:

     (a) The Independent Construction Consultant has reviewed the above-referenced Construction Contract Amendment Certificate and the Cash Collateral and Disbursement Agreement dated as of January 23, 2004 (the "AGREEMENT"), to which the Issuer is a party, to the extent necessary to understand the defined terms contained herein and in the Construction Contract Amendment Certificate that are incorporated by reference from the Agreement, and to provide the certification contained herein. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Agreement.

                                   Page 1 of 2
                             EXHIBIT 2 TO EXHIBIT F

     (b) The Independent Construction Consultant hereby certifies and confirms the accuracy of the certifications in Paragraphs (a) and (b) of the above-referenced Construction Contract Amendment Certificate.

     (c) The Independent Construction Consultant last inspected the Facility on _________.

     The Disbursement Agent, the Trustee and the Issuer are entitled to rely on the foregoing representations, warranties and certifications.

                                         PROFESSIONAL ASSOCIATES
                                         CONSTRUCTION SERVICES, INC.

                                         By:
                                            ------------------------------------
                                         Name:
                                         Title:

                                   Page 2 of 2
                             EXHIBIT 2 TO EXHIBIT F

                             EXHIBIT 3 TO EXHIBIT F
                            CERTIFICATE OF ARCHITECT
                   CONSTRUCTION CONTRACT AMENDMENT CERTIFICATE

                                     [Date]

Premier Entertainment Biloxi, LLC
11400 Reichold Road
Gulfport, Mississippi 39503
Attn: Joseph Billhimer

Copies to:

U.S. Bank National Association,
as Trustee
60 Livingston Avenue
St. Paul, MN 55107-2292
Attn: Frank Leslie

U.S. Bank National Association,
as Disbursement Agent
60 Livingston Avenue
St. Paul, MN 55107-2292
Attn: Frank Leslie

Professional Associates Construction Services as Independent Construction Consultant
942 East Chapman Avenue
Orange, California 92866
Attention: Kent Robertson

Re: Construction Contract Amendment Certificate dated __________, 20__ of Premier Entertainment Biloxi LLC ("PREMIER") and Premier Finance Biloxi Corp. ("PFC", and jointly and severally with Premier, the "ISSUER")

Ladies and Gentlemen:

     Paul Steelman, Ltd. (the "ARCHITECT") hereby certifies as follows:

     (a) The Architect has reviewed the above-referenced Construction Contract Amendment Certificate and the Cash Collateral and Disbursement Agreement dated as of January 23, 2004 (the "AGREEMENT"), to which the Issuer is a party, to the extent necessary to understand the defined terms contained herein and in the Construction Contract Amendment Certificate that are incorporated by reference from the Agreement, and to provide the certification contained

                                   Page 1 of 2
                             EXHIBIT 3 TO EXHIBIT F
herein. Capitalized terms used herein and not otherwise defined shall have the meaning ascribed to them in the Agreement.

     (b) The Architect hereby certifies and confirms the accuracy of the certifications in Paragraphs (a) and (b) of the above-referenced Construction Contract Amendment Certificate.

     (c)  The Architect last inspected the Facility on _________.

     The Issuer, the Disbursement Agent, the Trustee and the Independent Construction Consultant are entitled to rely on the foregoing representations, warranties and certifications in authorizing the amendment to the Construction Contract.


                                         PAUL STEELMAN, LTD.


                                         By
                                           -------------------------------------
                                         Name:
                                         Title:


                                   Page 2 of 2
                             EXHIBIT 3 TO EXHIBIT F

            EXHIBIT G-1 TO CASH COLLATERAL AND DISBURSEMENT AGREEMENT
    FORM OF ISSUER'S INITIAL OPERATING DATE DISBURSEMENT REQUEST CERTIFICATE

                                __________, 20__


U.S. Bank National Association,
as Trustee
60 Livingston Avenue
St. Paul, MN 55107-2292
Attn: Frank Leslie

Copies to:

Roy Anderson Corp
P.O. Box 2
Gulfport, MS 39502
Attn: Roy Anderson III

Professional Associates Construction Services as Independent Construction Consultant
942 East Chapman Avenue
Orange, California 92866
Attention: Kent Robertson

U.S. Bank National Association
as Disbursement Agent
60 Livingston Avenue
St. Paul, MN 55107-2292
Attn: Frank Leslie

     Re:  Cash Collateral and Disbursement Agreement
          Issuer's Initial Operating Date Disbursement Request Certificate

Ladies and Gentlemen:

     This certificate is delivered to you pursuant to SECTION 4.6.1 of that certain Cash Collateral and Disbursement Agreement dated as of January 23, 2004 (the "AGREEMENT"), to which the Disbursement Agent is a party. Capitalized terms used in this certificate that are otherwise not defined shall have the meanings assigned to them in the Agreement. In connection with the requested disbursements, the Issuer hereby represents, warrants and certifies as follows:

     (a) The Facility is Operating and has been Operating uninterrupted for at least 10 days prior to the date hereof.

                                   Page 1 of 2
                                   EXHIBIT G-1

     (b) The Permitted Amounts currently unpaid are as follows: (i) $[_______] for the Punchlist Completion Amount; (ii) $[___] for the Disputed Amounts with respect to the GMP Contract; (iii) $[_______] for the Disputed Amounts with respect to the Construction Contracts other than the GMP Contract; and (iv) $[____] for Retainage Amounts.

     (c) All amounts required to be paid to Contractors in connection with causing the Initial Operating Date to occur have been paid, other than Permitted Amounts, so long as (i) 175% of the Punchlist Completion Amount for such uncompleted Punchlist Items shall have been reserved in the Construction Disbursement Account; (ii) 125% of the Disputed Amounts with respect to the GMP Contract shall have been reserved in the Construction Disbursement Account;
(iii) 200% of the Disputed Amounts for any Construction Contract other than the GMP Contract shall have been reserved in the Construction Disbursement Account; and (iv) 100% of the Retainage Amounts shall have been reserved in the Construction Disbursement Account (this clause (iv) collectively, with amounts reserved under clauses (i), (ii) and (iii), the "RESERVED AMOUNT");

     (d) The Issuer has received lien releases, affidavits and agreements from Premier and each Contractor in the form of EXHIBIT M-1, M-2 OR M-3, as applicable (PROVIDED, HOWEVER, lien releases, affidavits and agreements need not be provided: (i) with respect to Permitted Amounts described in clause (c) above; and (ii) from a single Contractor with a contract price (or expected aggregate amount to be paid in the case of "cost plus" contracts) of less than $100,000);

     (e) There are no mechanic's liens or other liens, charges or orders filed against the Facility or any portion thereof by any Contractor or any other party that have not been discharged of record or bonded, other than Permitted Liens; and

     (f) Attached hereto as EXHIBIT 1 is the signed Independent Construction Consultant's Certificate.

     The Disbursement Agent, the Trustee and the Independent Construction Consultant are entitled to rely on the foregoing representations, warranties and certifications in authorizing and making the disbursement requested below.


                                   Page 2 of 2
                                   EXHIBIT G-1

     The Issuer hereby irrevocably instructs the Disbursement Agent to disburse $[________________] from the Construction Disbursement Account (excluding the Reserved Amount) to the following wire account: [Bank, City, State], ABA#_______, for the account of the Issuer, Account No. __________, in accordance with SECTION 4.6 of the Agreement.

                                  PREMIER ENTERTAINMENT BILOXI LLC,
                                  on behalf of itself and Premier Finance Biloxi Corp., as Issuer

                                  By:
                                     -------------------------------------------
                                  Name:
                                  Title:


                                  By:
                                     -------------------------------------------
                                  Name:
                                  Title:


                                   Page 3 of 2
                                   EXHIBIT G-1

                            EXHIBIT 1 TO EXHIBIT G-1
               CERTIFICATE OF INDEPENDENT CONSTRUCTION CONSULTANT
        ISSUER'S INITIAL OPERATING DATE DISBURSEMENT REQUEST CERTIFICATE
                                     [Date]

Premier Entertainment Biloxi, LLC
11400 Reichold Road
Gulfport, Mississippi 39503
Attn: Joseph Billhimer

Copies to:

U.S. Bank National Association,
as Disbursement Agent
60 Livingston Avenue
St. Paul, MN 55107-2292
Attn: Frank Leslie

U.S. Bank National Association,
as Trustee
60 Livingston Avenue
St. Paul, MN 55107-2292
Attn: Frank Leslie

Re: Issuer's Initial Operating Date Disbursement Request Certificate dated __________, 20__ of Premier Entertainment Biloxi LLC ("PREMIER") and Premier Finance Biloxi Corp. ("PFC", and jointly and severally with Premier, the "ISSUER")

Ladies and Gentlemen:

     Professional Associates Construction Services, Inc. (the "INDEPENDENT CONSTRUCTION CONSULTANT") hereby certifies as follows:

     (a) The Independent Construction Consultant has reviewed the above referenced Issuer's Initial Operating Date Disbursement Request Certificate and the Cash Collateral and Disbursement Agreement dated as of January 23, 2004 (the "AGREEMENT"), to which the Issuer and the undersigned are parties to the extent necessary to understand the defined terms contained herein and in the Issuer's Disbursement Request Certificate that are incorporated by reference from the Agreement, and to provide the certification contained herein. Capitalized terms used herein and not otherwise defined shall have the meaning ascribed to them in the Agreement.

     (b) The Independent Construction Consultant hereby certifies and confirms the accuracy of the certifications contained in Paragraph (a), (b) (to the best of its Knowledge) and (c) (to the best of its Knowledge without any duty to investigate) of the above-referenced Issuer's Initial Operating Date Disbursement Request Certificate.

                                   Page 1 of 2
                            EXHIBIT 1 TO EXHIBIT G-1

     (c) The Independent Construction Consultant last inspected the Facility on _________.

     The Disbursement Agent, the Trustee and the Issuer are entitled to rely on the foregoing representations, warranties and certifications.

                                         PROFESSIONAL ASSOCIATES CONSTRUCTION
                                         SERVICES, INC.


                                         By:
                                            ------------------------------------
                                         Name:
                                         Title:


                                   Page 2 of 2
                            EXHIBIT 1 TO EXHIBIT G-1

            EXHIBIT G-2 TO CASH COLLATERAL AND DISBURSEMENT AGREEMENT

                CERTIFICATE OF OBJECTION OF GENERAL CONTRACTOR TO
        ISSUER'S INITIAL OPERATING DATE DISBURSEMENT REQUEST CERTIFICATE

                                     [Date]

Premier Entertainment Biloxi, LLC
11400 Reichold Road
Gulfport, Mississippi 39503
Attn: Joseph Billhimer

Copies to:

U.S. Bank National Association,
as Disbursement Agent
60 Livingston Avenue
St. Paul, MN 55107-2292
Attn: Frank Leslie

U.S. Bank National Association,
as Trustee
60 Livingston Avenue
St. Paul, MN 55107-2292
Attn: Frank Leslie

Professional Associates Construction Services as Independent Construction Consultant
942 East Chapman Avenue
Orange, California 92866
Attention: Kent Robertson

     Re: Issuer's Initial Operating Date Disbursement Request Certificate dated ______________, 20__ of Premier Entertainment Biloxi LLC ("PREMIER") and Premier Finance Biloxi Corp. ("PFC", and jointly and severally with Premier, the "ISSUER")

Ladies and Gentlemen:

     Roy Anderson Corp (the "GENERAL CONTRACTOR") hereby certifies as follows:

     (a) The General Contractor has reviewed the above referenced Issuer's Initial Operating Date Disbursement Request Certificate and the Cash Collateral and Disbursement Agreement dated as of January 23, 2004 (the "AGREEMENT"), to which the Issuer is a party, to the extent necessary to understand the defined terms contained herein and therein that are incorporated by reference from the Agreement and to provide the certification contained herein. Capitalized

                                   Page 1 of 2
                                   EXHIBIT G-2
terms used herein and not otherwise defined shall have the meanings ascribed to them in the Agreement.

     (b) The General Contractor has a reasonable basis in good faith for disputing the Permitted Amounts described in paragraph (b) of the Issuer's Initial Operating Date Disbursement Request Certificate, and reasonably believes that the correct amounts for such items are as follows: (i) $[_________] for the Punchlist Completion Amount; (ii) $[______] for the Disputed Amounts with respect to the GMP Contract; and (iii) $[_____] for Retainage Amounts.

     The Issuer, the Disbursement Agent, the Trustee and the Independent Construction Consultant are entitled to rely on the foregoing representations, warranties and certifications in authorizing and making the disbursement requested in the Issuer's Initial Operating Date Disbursement Request Certificate.

                                         ROY ANDERSON CORP


                                         By:
                                            ------------------------------------
                                         Name:
                                         Title:

                                   Page 2 of 2
                                   EXHIBIT G-2

            EXHIBIT G-3 TO CASH COLLATERAL AND DISBURSEMENT AGREEMENT
             FORM OF ISSUER'S FINAL DISBURSEMENT REQUEST CERTIFICATE

                                __________, 20__


Premier Entertainment Biloxi, LLC
11400 Reichold Road
Gulfport, Mississippi 39503
Attn: Joseph Billhimer

Copies to:

U.S. Bank National Association,
as Disbursement Agent
60 Livingston Avenue
St. Paul, MN 55107-2292
Attn: Frank Leslie

U.S. Bank National Association,
as Trustee
60 Livingston Avenue
St. Paul, MN 55107-2292
Attn: Frank Leslie

Professional Associates Construction Services as Independent Construction Consultant
942 East Chapman Avenue
Orange, California 92866
Attention: Kent Robertson

     Re:  Cash Collateral and Disbursement Agreement
          Issuer's Final Disbursement Request Certificate

Ladies and Gentlemen:

     This certificate is delivered to you pursuant to SECTION 4.7 of that certain Cash Collateral and Disbursement Agreement dated as of January 23, 2004 (the "AGREEMENT"), to which the Disbursement Agent is a party. Capitalized terms used in this certificate that are otherwise not defined shall have the meanings assigned to them in the Agreement. In connection with the requested disbursements, the Issuer hereby represents, warrants and certifies as follows:

     (a) The Facility is Operating and has been Operating uninterrupted for at least 10 days prior to the date hereof;

                                   Page 1 of 2
                                   EXHIBIT G-3

     (b) The Issuer has received final lien releases, affidavits, and agreements from Premier and from each Contractor in the form of EXHIBIT M-4, M-5 OR M-6, as applicable copies of which are attached hereto (PROVIDED, HOWEVER, lien releases, affidavits and agreements need not be provided from a single Contractor with a contract price (or expected aggregate amount to be paid in the case of "cost plus" contracts) of less than $100,000);

     (c) There are no mechanic's liens or other liens, charges or orders filed against the Facility or any portion thereof by any Contractor or any other party that have not been discharged of record or bonded other than Permitted Liens; and

     (d) Attached hereto as EXHIBITS 1 and 2 are the signed certificates of the Independent Construction Consultant and the General Contractor.

     The Disbursement Agent, the Trustee and the Independent Construction Consultant are entitled to rely on the foregoing representations, warranties and certifications in authorizing and making the disbursement requested below.

     The Issuer hereby irrevocably instructs the Disbursement Agent to disburse all remaining sums from the Construction Disbursement Account to the following wire account: [Bank, City, State], ABA#_______, for the account of the Issuer, Account No. __________, in accordance with SECTION 4.7 of the Agreement.


                                  PREMIER ENTERTAINMENT BILOXI LLC,
                                  on behalf of itself and Premier Finance Biloxi Corp., as Issuer

                                  By:
                                     -------------------------------------------
                                  Name:
                                  Title:


                                  By:
                                     -------------------------------------------
                                  Name:
                                  Title:


                                   Page 2 of 2
                                   EXHIBIT G-3

                            EXHIBIT 1 TO EXHIBIT G-3
                        CERTIFICATE OF GENERAL CONTRACTOR
                 ISSUER'S FINAL DISBURSEMENT REQUEST CERTIFICATE

                                     [Date]

Premier Entertainment Biloxi, LLC
11400 Reichold Road
Gulfport, Mississippi 39503
Attn: Joseph Billhimer

Copies to:

U.S. Bank National Association,
as Disbursement Agent
60 Livingston Avenue
St. Paul, MN 55107-2292
Attn: Frank Leslie

U.S. Bank National Association,
as Trustee
60 Livingston Avenue
St. Paul, MN 55107-2292
Attn: Frank Leslie

Professional Associates Construction Services as Independent Construction Consultant
942 East Chapman Avenue
Orange, California 92866
Attention: Kent Robertson

     Re: Issuer's Final Disbursement Request Certificate dated ______________, 20__ of Premier Entertainment Biloxi LLC ("PREMIER") and Premier Finance Biloxi Corp. ("PFC", and jointly and severally with Premier, the "ISSUER")

Ladies and Gentlemen:

     Roy Anderson Corp (the "GENERAL CONTRACTOR") hereby certifies as follows:

     (a) The General Contractor has reviewed the above referenced Issuer's Final Disbursement Request Certificate and the Cash Collateral and Disbursement Agreement dated as of January 23, 2004 (the "AGREEMENT"), to which the Issuer is a party, to the extent necessary to understand the defined terms contained herein and therein that are incorporated by reference from the Agreement and to provide the certification contained herein. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Agreement.

                                   Page 1 of 2
                            EXHIBIT 1 TO EXHIBIT G-3

     (b) The General Contractor hereby certifies and confirms the accuracy of each of the certifications contained in Paragraphs (b) and (c); PROVIDED, HOWEVER, that with respect to Paragraphs (b) and (c) solely as to Contractors other than the General Contractor and Contractors party to the "Direct Purchase Items" (as defined in the GMP Contract), this certification is limited to the best of the General Contractor's Knowledge.

          The Issuer, the Disbursement Agent, the Trustee and the Independent Construction Consultant are entitled to rely on the foregoing representations, warranties and certifications in authorizing and making the disbursement requested in the Issuer's Final Disbursement Request Certificate.


                                         ROY ANDERSON CORP


                                         By:
                                            ------------------------------------
                                         Name:
                                         Title:


                                   Page 2 of 2
                            EXHIBIT 1 TO EXHIBIT G-3

                            EXHIBIT 2 TO EXHIBIT G-3
               CERTIFICATE OF INDEPENDENT CONSTRUCTION CONSULTANT
                 ISSUER'S FINAL DISBURSEMENT REQUEST CERTIFICATE
                                     [Date]

Premier Entertainment Biloxi, LLC
11400 Reichold Road
Gulfport, Mississippi 39503
Attn: Joseph Billhimer

Copies to:

U.S. Bank National Association,
as Disbursement Agent
60 Livingston Avenue
St. Paul, MN 55107-2292
Attn: Frank Leslie

U.S. Bank National Association,
as Trustee
60 Livingston Avenue
St. Paul, MN 55107-2292
Attn: Frank Leslie

Re: Issuer's Final Disbursement Request Certificate dated __________, 20__ Premier Entertainment Biloxi LLC ("PREMIER") and Premier Finance Biloxi Corp. ("PFC", and jointly and severally with Premier, the "ISSUER")

Ladies and Gentlemen:

     Professional Associates Construction Services, Inc. (the "INDEPENDENT CONSTRUCTION CONSULTANT") hereby certifies as follows:

     (a) The Independent Construction Consultant has reviewed the above referenced Issuer's Request Disbursement Certificate and the Cash Collateral and Disbursement Agreement dated as of January 23, 2004 (the "AGREEMENT"), to which the Issuer and the undersigned are a party to the extent necessary to understand the defined terms contained herein and in the Issuer's Final Disbursement Request Certificate that are incorporated by reference from the Agreement, and to provide the certification contained herein. Capitalized terms used herein and not otherwise defined shall have the meaning ascribed to them in the Agreement.

     (b) The Independent Construction Consultant hereby certifies and confirms the accuracy of the certifications contained in Paragraph (a), (b) (to the best of its Knowledge), and (c) of the above-referenced Issuer's Final Disbursement Request Certificate.


                                   Page 1 of 2
                            EXHIBIT 2 TO EXHIBIT G-3

     (c) The Independent Construction Consultant last inspected the Facility on _________.

     The Disbursement Agent, the Trustee and the Issuer are entitled to rely on the foregoing representations, warranties and certifications.


                                         PROFESSIONAL ASSOCIATES CONSTRUCTION
                                         SERVICES, INC.


                                         By:
                                            ------------------------------------
                                         Name:
                                         Title:


                                   Page 2 of 2
                            EXHIBIT 2 TO EXHIBIT G-3

            EXHIBIT G-4 TO CASH COLLATERAL AND DISBURSEMENT AGREEMENT FORM OF TIDELANDS LEASE DISBURSEMENT REQUEST CERTIFICATE

                                __________, 20__


Premier Entertainment Biloxi, LLC
11400 Reichold Road
Gulfport, Mississippi 39503
Attn: Joseph Billhimer

Copies to:

U.S. Bank National Association,
as Disbursement Agent
60 Livingston Avenue
St. Paul, MN 55107-2292
Attn: Frank Leslie

U.S. Bank National Association,
as Trustee
60 Livingston Avenue
St. Paul, MN 55107-2292
Attn: Frank Leslie

     Re:  Cash Collateral and Disbursement Agreement
          Tidelands Lease Disbursement Request Certificate

Ladies and Gentlemen:

     This certificate is delivered to you pursuant to SECTION 6 of that certain Cash Collateral and Disbursement Agreement dated as of January 23, 2004 (the "AGREEMENT"), to which the Disbursement Agent is a party. Capitalized terms used in this certificate that are otherwise not defined shall have the meanings assigned to them in the Agreement. In connection with the requested disbursements, the Issuer hereby represents, warrants and certifies as follows:

     (a) Premier Entertainment Biloxi LLC, a Delaware limited liability company ("PREMIER") hereby requests that you, in your capacity as Disbursement Agent under the Agreement, distribute checks drawn on, or wire transfer from, the Tidelands Lease Account to the Mississippi Secretary of State (the "PAYEE") in the following amount: $_____________. Premier hereby irrevocably instructs the Disbursement Agent, in accordance with SECTION 4.8 of the Agreement, to disburse the requested amounts from the Tidelands Lease Account on behalf of Premier, to the attention of the Assistant Secretary of State for Public Lands in the Office of the Secretary of State in Jackson, Mississippi, 401 Mississippi Street, Jackson, Mississippi 39201-1004 or to such other address specified by written notice from the Secretary of State pursuant to SECTION [ ] of the Tidelands Lease.

                                   Page 1 of 2
                                   EXHIBIT G-4

     (b) Premier certifies that the requested amount herein is required to be paid to the Payee pursuant to the provisions of the Tidelands Lease.

     The Disbursement Agent is entitled to rely on the foregoing representations, warranties and certifications in authorizing and making the disbursement requested above.

                                         PREMIER ENTERTAINMENT BILOXI LLC, a
                                         Delaware limited liability company(1)

                                         By:
                                            ------------------------------------
                                         Name:
                                         Title:


                                         By:
                                            ------------------------------------
                                         Name:
                                         Title:


----------
(1) [After Initial Operating Date, this certificate must be signed by two officers of Premier, one of whom must be the principal executive officer, the principal financial officer, the treasurer or the principal accounting officer of Premier.]

                                   Page 2 of 2
                                   EXHIBIT G-4

            EXHIBIT H-1 TO CASH COLLATERAL AND DISBURSEMENT AGREEMENT
      LONG FORM OF CONSENT TO SECURITY ASSIGNMENT OF CONSTRUCTION CONTRACT
                           (CONTRACTS OVER $1,000,000)

                              CONSENT AND AGREEMENT
                          (OWNER CONTRACTOR AGREEMENT)

          This CONSENT AND AGREEMENT (OWNER CONTRACTOR AGREEMENT) (the "CONSENT"), dated as of [___________], 2004, is executed by [________________], a [______________________] (the "UNDERSIGNED"), PREMIER ENTERTAINMENT BILOXI LLC (d/b/a Hard Rock Hotel & Casino Biloxi), a Delaware limited liability company ("PREMIER"), and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as trustee under the Indenture (as defined below) (together with its successors and assigns from time to time under the Indenture, the "TRUSTEE").

                                    RECITALS

          A. THE FACILITY. Premier proposes to develop, construct and operate the Hard Rock Hotel & Casino Biloxi, a full service gaming, hotel and entertainment resort and certain related amenities to be developed upon approximately 8.5 acres along the Mississippi Gulf Coast in Biloxi, Mississippi (the "FACILITY").

          B. FIRST MORTGAGE NOTES. Concurrently herewith, Premier and Premier Finance Biloxi Corp, a Delaware corporation ("PFC" and together with Premier, the "ISSUER") is issuing $160,000,000 aggregate principal amount of its 10 3/4% First Mortgage Notes due 2012 together with all other notes issued under the Indenture, including all notes issued in exchange or replacement thereof, the "FIRST MORTGAGE NOTES"), pursuant to that certain Indenture dated as of January 23, 2004, among the Issuer and the Trustee (as amended, modified or supplemented from time to time, the "INDENTURE"), to finance Project Costs. The first priority liens in favor of the Trustee on behalf of the holders from time to time of the First Mortgage Notes (collectively, the "SECURED PARTIES")

          C. OWNER CONTRACTOR AGREEMENT. The Undersigned and Premier have entered into that certain [Agreement Between Owner and Contractor] dated as of [_____________], 20____, pursuant to which the Undersigned has agreed to [___________________________] in connection with the Facility (as amended and supplemented or modified from time to time in accordance with its terms and the terms hereof, the "CONTRACT").

          D. SECURITY AGREEMENT. Pursuant to that certain Pledge and Security Agreement dated as of January 23, 2004 (the "SECURITY AGREEMENT"), by and between Premier, PFC, the Trustee and the other parties named therein, Premier has collaterally assigned its interest under the contracts between Premier and any person pertaining to the construction of the Facility, including the GMP Contract (the "CONSTRUCTION CONTRACTS") to the Trustee on behalf of the Secured Parties.

                                    AGREEMENT

          NOW THEREFORE, the Parties hereby agree as follows:

          1. The Undersigned consents to Premier's transfer, assignment, and grant of a security interest in and to the Contract, as provided for in the Security Agreement.

                                   Page 1 of 8
                                   EXHIBIT H-1

          2. The Trustee shall be entitled (but not obligated) to cure any defaults of Premier under the Contract. Upon receipt of notice from the Trustee, the Undersigned agrees to accept such cure by the Trustee.

          3. The Undersigned will not, without the prior written consent of the Trustee, (i) cancel or terminate the Contract except as provided in the Contract and in accordance with SECTION 4 hereof, or consent to or accept any cancellation, termination or suspension thereof by Premier, (ii) sell or assign any part of its interest in the Contract; or (iii) amend or modify the Contract in any material respect unless a Construction Contract Amendment Certificate has been delivered by Premier pursuant to SECTION 5.2 of the Cash Collateral and Disbursement Agreement entered into among the Issuer, the Trustee, such construction consultant and a disbursement agent thereunder (the "DISBURSEMENT AGREEMENT").

          4. The Undersigned will not terminate the Contract on account of any default or breach of Premier thereunder without written notice to the Trustee and first providing to the Trustee (i) ninety (90) days from the date notice of default or breach is delivered to the Trustee to cure such default if such default is the failure to pay amounts to the Undersigned which are due and payable under the Contract or (ii) a reasonable opportunity, but not fewer than one hundred twenty (120) days, to cure such breach or default if the breach or default cannot be cured by the payment of money to the Undersigned. If possession of the Facility is necessary to cure such breach or default and the Trustee or its designee(s) or assignee(s) declare Premier in default and commence foreclosure proceedings, the Trustee or its designee(s) or assignee(s), will be allowed a reasonable period to complete such proceedings. If the Trustee or its designee(s) or assignee(s) are prohibited by any court order or bankruptcy or insolvency proceedings from curing the default or from commencing or prosecuting foreclosure proceedings, the foregoing time periods shall be extended by the period of such prohibition, but such extension shall not exceed one hundred and fifty (150) days beyond the time frames set out in clause (ii) of the first sentence of this SECTION 4.

          5. The Undersigned consents to the transfer of Premier's interest under the Contract to (i) the Secured Parties or any of them or (ii) a purchaser or grantee at a foreclosure sale by judicial or nonjudicial foreclosure and sale or by a conveyance by Premier in lieu of foreclosure (any such purchaser or grantee, other than the Secured Parties, shall be referred to herein as a "THIRD PARTY TRANSFEREE"). The Undersigned agrees that upon such foreclosure, sale or conveyance, the Undersigned shall recognize such Secured Party or Third Party Transferee as the applicable party under the Contract (provided that such Secured Party or Third Party Transferee assumes the obligations of Premier under the Contract and provided further that such Secured Party or Third Party Transferee is creditworthy). "Assume the obligations of Premier under the Contract" shall mean the assumption by such Secured Party or Third Party Transferee of all obligations of Premier under the Contract, regardless of whether for past or future matters, and specifically, but not by way of limitation, shall require simultaneous payment of all amounts owed and acknowledgement of liability for all amounts becoming owed, all as a condition of the Undersigned's obligation to accept such assumption and to accept instructions from such Secured Party or Third Party Transferee. A Third Party Transferee or Secured Party shall be deemed creditworthy if either (a) it has a net worth of at least $20 million dollars (calculated in accordance with generally accepted accounting principals in effect from time to time in the United States); or (b) it has been approved as creditworthy by Undersigned, it being understood that the Undersigned shall not unreasonably withhold, delay or condition its approval and shall take into account the net worth of such Secured Party or Third Party Transferee and any letter of credit or other credit instrument proposed to be made available as security for the performance of such Third Party Transferee.

          6. If the Trustee gives written notice to the Undersigned that an event of default has occurred under any of the agreements with the Secured Parties (the "TRANSACTION DOCUMENTS") and requests that the Undersigned continue its performance under the Contract, then the Undersigned shall

                                   Page 2 of 8
                                   EXHIBIT H-1
thereafter perform for the Secured Parties under the Contract in accordance with its terms so long as the Undersigned shall be paid all amounts as and when required under the Contract, including payment of any sums due to the Undersigned for work performed up to and including the date of Premier's default and thereafter, with said request constituting such an agreement by the Trustee on behalf of one or more of the Secured Parties to so pay the Undersigned in accordance with the Contract. The Undersigned shall have the right to refuse to continue performance of the Contract unless and until the Undersigned has been paid in full for all amounts then due under the Contract. The Undersigned shall render such performance to the Secured Parties notwithstanding any contrary directions, instructions or assertions from Premier. Premier hereby authorizes and directs the Undersigned to render such performance to the Secured Parties as contemplated herein.

          7. In the event that the Contract is rejected by a trustee or debtor-in possession in any bankruptcy or insolvency proceeding, and if, within sixty (60) days after such rejection, the Secured Parties or their successors or assigns shall so request, the Undersigned will execute and deliver to the Secured Parties or their designee or assignee (if creditworthy as defined herein) a new Construction Contract, which Construction Contract shall be on the same terms and conditions as the original Contract, subject to such extensions of time and additional compensation as may be appropriate under the circumstances. However, as a condition precedent to the Undersigned's obligations to execute and deliver any such new Construction Contract, Secured Parties shall pay all previously unpaid sums owed to the Undersigned under the original Contract.

          8. The parties recognize and agree that the events contemplated in SECTIONS 1, 2, 3, 4, 5, 6, and 7 may lead to or involve time delays and increased costs as to the Undersigned's performance under the Contract, and, therefore, the Undersigned must be granted such extensions of time and additional compensation as may be appropriate due to actual impacts of the circumstances contemplated herein.

          9. In the event the Secured Parties or their designee(s) or assignee(s) elect to perform Premier's obligations under the Contract and cure any default by Premier under the Contract as provided in SECTIONS 2 and 4 above (and not under SECTIONS 5, 6, 7, or 10 herein), the Secured Parties, their designee(s) and assignee(s), shall have no personal liability to the Undersigned for the performance of such obligations, and the sole recourse of the Undersigned in seeking the enforcement of such obligations shall be to such parties' interest in the Facility; however, this limitation on personal liability shall not apply as to actions by the Secured Parties or their designee(s) or assignee(s) under SECTIONS 5, 6, 7, or 10 herein. Notwithstanding the foregoing or any foreclosure of the Facility by the Secured Parties, the Undersigned shall retain any and all of its rights and claims against Premier.

          10. In the event the Secured Parties or their designee(s) or assignee(s) succeed to Premier's interest under the Contract, the Secured Parties shall have the right to assign all or a pro rata interest in the Contract or a new Construction Contract entered into pursuant to SECTION 7 to a person or entity to whom the Facility is transferred, provided such transferee assumes the obligations of Premier (or the Secured Parties) under the Contract. Upon such assignment, the Trustee and, if applicable, the Secured Parties (including their agents and employees) shall be released from any further liability thereunder to the extent of the interest assigned, upon the following conditions: (i) the assignee must be a party as to whom the Undersigned does not have a reasonable objection, including, but not limited to, as to the creditworthiness (as defined in SECTION 5 above) of the assignee; (ii) all sums due to the Undersigned as of the time it received notice of that assignment or as of the time such assignment takes place (whichever is later) are paid in full; and (iii) the assignee must acknowledge, upon terms and conditions acceptable to Undersigned, liability for all sums due and owing and becoming due and owing thereafter and for all other obligations under the Contract, including, but not limited to obligations as to the issues addressed by SECTION 8.

                                   Page 3 of 8
                                   EXHIBIT H-1

          11. The warranties provided by the Undersigned under the Contract shall continue in full force and effect (until the expiration of the warranty periods set forth in the Contract) in the event that the Secured Parties or their designee(s) or assignee(s) succeed to Premier's interest in the Contract (whether by foreclosure, sale or other assignment) and upon the further assignment or sale of the Contract by the Secured Parties or their designee(s) or assignee(s).

          12. The Undersigned hereby assigns to Premier (and Premier's assigns) all its interest in any subcontracts and purchase orders now existing or hereinafter entered into by the Undersigned for performance of any part of the Undersigned's obligations under the Contract (the "SUBCONTRACTS"). Such assignment shall be effective only upon the termination of the Contract for the default of the Undersigned, and then only as to those Subcontracts which Premier (or its assigns) at such time accepts in writing. The Undersigned also grants a security interest to Premier (and Premier's assigns) in all of its interest in such Subcontracts as security for the performance of the Undersigned's obligations under the Contract. The Undersigned further assigns to Premier (and Premier's assigns) all of its rights with respect to any warranties under the Subcontracts, such assignment shall be effective upon the termination of the Contract for the default of the Undersigned.

          13. The Undersigned hereby agrees (i) to cooperate with Professional Associates Construction Services, Inc. or any other person designated from time to time by the Trustee to serve as construction consultant under the Disbursement Agreement (the "INDEPENDENT CONSTRUCTION CONSULTANT") to facilitate performance of its duties to monitor the progress of the construction of the Facility, (ii) to, upon request, deliver to the Independent Construction Consultant copies of any notices and progress reports delivered to Premier pursuant to the Contract, (iii) to meet with the Independent Construction Consultant to discuss the status and progress of construction of the Facility whenever reasonably requested by the Independent Construction Consultant and
(iv) to allow the Independent Construction Consultant the opportunity to be included in all material meetings between the Undersigned and Premier related to the construction of the Facility. However, this shall not prohibit the Undersigned from moving forward with any meeting when the circumstances surrounding such meeting make it unreasonable to await involvement by the Independent Construction Consultant.

          14.    The Undersigned hereby represents, warrants and certifies that:

                 (a) The execution, delivery and performance by the Undersigned of the Contract and this Consent has been duly authorized by all necessary corporate action, and does not and will not require any further consents or approvals which have not been obtained, or violate any provision of any law, regulation, order, judgment, injunction or similar matters or breach any agreement presently in effect with respect to or binding on the Undersigned (except as to assignments of Subcontracts set forth in SECTION 12).

                 (b) This Consent and the Contract are legal, valid and binding obligations of the Undersigned, enforceable against the Undersigned in accordance with their respective terms.

                 (c) The Undersigned has delivered to the Trustee a true and correct copy of the Contract including all amendments and modifications thereto, up to the date hereof. As of the date hereof, the Contract is in full force and effect and constitutes the only agreement between the Undersigned and Premier with respect to the matters and interest described therein.

          15. All Notices required or permitted hereunder shall be in writing and shall be effective (a) upon receipt if hand delivered, (b) upon receipt if sent by facsimile and (c) if otherwise delivered, upon the earlier of receipt or two (2) business days after being sent registered or certified mail,

                                   Page 4 of 8
                                   EXHIBIT H-1
return receipt requested, with proper postage affixed thereto, or by private courier or delivery service with charges prepaid, and addressed as specified below:

                      If to the Undersigned:

                      ______________________________
                      ______________________________
                      ______________________________
                      Attn:_________________________
                      Telecopy No.:_________________
                      Facsimile No.:________________


                      If to the Trustee:

                      U.S. Bank National Association,
                      as Disbursement Agent
                      60 Livingston Avenue
                      St. Paul, MN 55107-2292
                      Attn: Frank Leslie
                      Telephone No.: (651) 495-3913
                      Telecopy No.: (651) 495-8097

                      If to Premier:

                      Premier Entertainment Biloxi LLC
                      11400 Reichold Road
                      Gulfport, MS 39503
                      Attn: Joseph Billhimer
                      Telecopy No.: (228) 594-4021
                      Telephone No.: (228) 896-4078

                      With a copy to:

                      Duane Morris LLP
                      227 West Monroe Street, Suite 3400
                      Chicago, Illinois 60606
                      Attention: Brian P. Kerwin, Esq.
                      Telecopy No.: (312) 499-6701
                      Telephone No.: (312) 499-6701

          16. This Consent shall be binding upon and inure to the benefit of the Undersigned, the Trustee, Premier, PFC, the Secured Parties and their respective successors, transferees and assigns (including without limitation, any entity that refinances all or any portion of the Obligations). No termination, amendment, variation or waiver of any provisions of this Consent shall be effective unless in writing and signed by the Undersigned, the Trustee, Premier and PFC. This Consent shall be governed and construed in accordance by the internal laws of the State of Mississippi.

          17. This Consent may be executed in one or more duplicate counterparts, and when executed and delivered by all the parties listed below, shall constitute a single binding agreement.

                                   Page 5 of 8
                                   EXHIBIT H-1

          18. All references in this Consent to any document, instrument or agreement (a) shall include all exhibits, schedules and other attachments thereto, (b) shall include all documents, instruments or agreements issued or executed in replacement thereof, and (c) shall mean such document, instrument or agreement, or replacement or predecessor thereto, as amended, modified and supplemented from time to time and in effect at any given time.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                   Page 6 of 8
                                   EXHIBIT H-1

          IN WITNESS WHEREOF, the Undersigned by its officer thereunto duly authorized, has duly executed this Consent as of the date first set forth above.

                                    [__________________________],
                                    a [______________________]


                                    By:
                                           -------------------------------------
                                    Name:
                                           -------------------------------------
                                    Title:
                                           -------------------------------------


                                    PREMIER ENTERTAINMENT BILOXI LLC,
                                    (d/b/a Hard Rock Hotel & Casino Biloxi), a Delaware limited liability company


                                    By:
                                           -------------------------------------
                                    Name:
                                           -------------------------------------
                                    Title:
                                           -------------------------------------


ACKNOWLEDGED AND AGREED:

U.S. BANK NATIONAL ASSOCIATION,
a national banking association,
as Trustee

By:
      --------------------------------
      Name:
            --------------------------
      Title:
            --------------------------


                                   Page 8 of 8
                                   EXHIBIT H-1

            EXHIBIT H-2 TO CASH COLLATERAL AND DISBURSEMENT AGREEMENT SHORT FORM OF CONSENT TO SECURITY ASSIGNMENT OF CONSTRUCTION CONTRACT
                   (CONTRACTS BETWEEN $500,000 AND $1,000,000)

                              CONSENT AND AGREEMENT

          This CONSENT AND AGREEMENT (the "CONSENT"), dated as of [___________], 2004, is executed by [____________________], a [______________________], located at (the "UNDERSIGNED"), PREMIER ENTERTAINMENT BILOXI LLC (d/b/a Hard Rock Hotel & Casino Biloxi), a Delaware limited liability company, located at 11400 Reichold Road, Gulfport, MS 39503 ("PREMIER"), and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as trustee under the Indenture, located at 60 Livingston Avenue, St. Paul, MN 55107-2292, as defined below (together with its successors and assigns from time to time under the Indenture, the "TRUSTEE") for the benefit of the holders from time to time of the First Mortgage Notes (as defined below) (collectively, with the Trustee, the "SECURED PARTIES")

          A. THE FACILITY. Premier proposes to develop, construct and operate the Hard Rock Hotel & Casino Biloxi, a full service gaming, hotel and entertainment resort and certain related amenities to be developed upon approximately 8.5 acres along the Mississippi Gulf Coast in Biloxi, Mississippi (the "FACILITY").

          B. FIRST MORTGAGE NOTES. Concurrently herewith, Premier and Premier Finance Biloxi Corp., a Delaware corporation ("PFC," and together with Premier, the "ISSUER") is issuing $160,000,000 aggregate principal amount of its 10 3/4% First Mortgage Notes due 2012 (together with all other notes issued under the Indenture, including all notes issued in exchange or replacement thereof, the "FIRST MORTGAGE NOTES"), pursuant to that certain Indenture dated as of January 23, 2004, among the Issuer and the Trustee (as amended, modified or supplemented from time to time, the "INDENTURE"), to finance Project Costs.

          C. [CONTRACT]. The Undersigned and Premier have entered into that certain Agreement Between Owner and Contractor dated as of [ ], 20 , pursuant to which the Undersigned has agreed to [ ][DESCRIBE WORK OR SERVICES TO BE PERFORMED UNDER THIS CONTRACT] in connection with the Facility (as amended, supplemented or modified from time to time in accordance with its terms and the terms hereof, the "CONTRACT").

          D. SECURITY AGREEMENT. Pursuant to that certain Pledge and Security Agreement dated as of January 23, 2004 (the "SECURITY AGREEMENT"), by and between Premier, PFC, the Trustee and the other parties named therein, Premier has collaterally assigned its interest under the contracts between Premier and any person pertaining to the construction of the Facility, including the Contract (the "CONSTRUCTION CONTRACTS") to the Trustee on behalf of the Secured Parties.

          NOW THEREFORE, the Parties hereby agree as follows:

          1. The Undersigned consents to Premier's transfer, assignment, and grant of a security interest in and to the Contract, as provided for in the Security Agreement.

          2. The Trustee shall be entitled (but not obligated) to cure any defaults of Premier under the Contract. Upon receipt of notice from the Trustee, the Undersigned agrees to accept such cure by the Trustee.

          3. The Undersigned will not, without the prior written consent of the Trustee, (i) cancel or terminate the Contract except as provided in the Contract and in accordance with SECTION 4

                                   Page 1 of 1
                                   EXHIBIT H-2
hereof, or consent to or accept any cancellation, termination or suspension thereof by Premier, (ii) sell or assign any part of its interest in the Contract, or (iii) amend or modify the Contract in any material respect unless a Construction Contract Amendment Certificate has been delivered by Premier pursuant to SECTION 5.2 of the Cash Collateral and Disbursement Agreement entered into among the Issuer, the Trustee, such construction consultant and a disbursement agent thereunder).

          4. The Undersigned will not terminate the Contract on account of any default or breach of Premier thereunder without written notice to the Trustee and first providing to the Trustee a reasonable opportunity, but not fewer than one hundred twenty (120) days, to cure such breach or default if the breach or default cannot be cured by the payment of money to the Undersigned. If possession of the Facility is necessary to cure such breach or default and the Trustee or its designee(s) or assignee(s) declare Premier in default and commence foreclosure proceedings, the Trustee or its designee(s) or assignee(s), will be allowed a reasonable period to complete such proceedings. If the Trustee or its designee(s) or assignee(s) are prohibited by any court order or bankruptcy or insolvency proceedings from curing the default or from commencing or prosecuting foreclosure proceedings, the foregoing time periods shall be extended by the period of such prohibition, but such extension shall not exceed one hundred and fifty (150) days beyond the time frames set out in clause (ii) of the first sentence of this SECTION 4.

          5. The Undersigned consents to the transfer of Premier's interest under the Contract to (i) the Secured Parties or any of them or (ii) a purchaser or grantee at a foreclosure sale by judicial or nonjudicial foreclosure and sale or by a conveyance by Premier in lieu of foreclosure. Upon such foreclosure, sale or conveyance, the Undersigned shall recognize such party as the applicable party under the Contract.

          6. If the Trustee gives written notice to the Undersigned that an event of default has occurred under any of the agreements with the Secured Parties and requests that the Undersigned continue its performance under the Contract, then the Undersigned shall thereafter perform for the Secured Parties under the Contract in accordance with its terms so long as the Undersigned shall be paid all amounts as and when required under the Contract.

          7. In the event that the Contract is rejected by a trustee or debtor-in possession in any bankruptcy or insolvency proceeding, and if, within sixty (60) days after such rejection, the Secured Parties or their successors or assigns shall so request, the Undersigned will execute and deliver to the Secured Parties or their designee or assignee a new Construction Contract, which Construction Contract shall be on the same terms and conditions as the original Contract, subject to such extensions of time and additional compensation as may be appropriate under the circumstances.

          8. In the event the Secured Parties or their designee(s) or assignee(s) elect to perform Premier's obligations under the Contract and cure any default by Premier under the Contract, the Secured Parties, their designee(s) and assignee(s), shall have no personal liability to the Undersigned for the performance of such obligations, and the sole recourse of the Undersigned in seeking the enforcement of such obligations shall be to such parties' interest in the Facility. If the Secured Parties or their designee(s) or assignee(s) (succeeding to Premier's interests under the Contract) assign all or a pro rata interest in its rights and obligations under the Contract or new Construction Contract to a person or entity to whom the Facility is transferred, then the Trustee and the Secured Parties (including their agents and employees) shall be released from all further liability thereunder.

          9. The warranties provided by the Undersigned under the Contract shall continue in full force and effect (until the expiration of the warranty periods set forth in the Contract) in the event that

                                   Page 2 of 4
                                   EXHIBIT H-2
the Secured Parties or their designee(s) or assignee(s) succeed to Premier's interest in the Contract (whether by foreclosure, sale or other assignment) and upon the further assignment or sale of the Contract by the Secured Parties or their designee(s) or assignee(s).

          10. The Undersigned hereby assigns to Premier (and Premier's assigns) all its interest in any subcontracts and purchase orders now existing or hereinafter entered into by the Undersigned for performance of any part of the Undersigned's obligations under the Contract (the "Subcontracts"). Such assignment shall be effective only upon the termination of the Contract for the default of the Undersigned, and then only as to those Subcontracts which Premier (or its assigns) at such time accepts in writing. The Undersigned also grants a security interest to Premier (and Premier's assigns) in all of its interest in such Subcontracts as security for the Undersigned's obligations under the Contract.

          11. The Undersigned hereby represents, warrants and certifies that the Undersigned has delivered to the Trustee a true and correct copy of the Contract including all amendments and modifications thereto, up to the date hereof. As of the date hereof, the Contract is in full force and effect and constitutes the only agreement between the Undersigned and Premier with respect to the matters and interest described therein.

          12. This Consent shall be binding upon and inure to the benefit of the Undersigned, the Trustee, Premier, PFC, the Secured Parties and their respective successors, transferees and assigns (including without limitation, any entity that refinances all or any portion of the Obligations). The Undersigned agrees to confirm such continuing obligation in writing upon the reasonable request of Premier, PFC, the Trustee, the Secured Parties or any of their respective successors, transferees or assigns. No termination, amendment, variation or waiver of any provisions of this Consent shall be effective unless in writing and signed by the Undersigned, the Trustee, Premier and PFC. This Consent shall be governed and construed in accordance by the internal laws of the State of Mississippi. This Consent may be executed in one or more duplicate counterparts, and when executed and delivered by all the parties listed below, shall constitute a single binding agreement.

          IN WITNESS WHEREOF, the Undersigned by its officer thereunto duly authorized, has duly executed this Consent as of the date first set forth above.

                                    [__________________________],
                                    a [______________________]


                                    By:
                                           -------------------------------------
                                    Name:
                                           -------------------------------------
                                    Title:
                                           -------------------------------------

                                    PREMIER ENTERTAINMENT BILOXI LLC,
                                    (d/b/a Hard Rock Hotel & Casino Biloxi), a Delaware limited liability company


                                    By:
                                           -------------------------------------
                                    Name:
                                           -------------------------------------
                                    Title:
                                           -------------------------------------

                                   Page 3 of 4
                                   EXHIBIT H-2

ACKNOWLEDGED AND AGREED:

U.S. BANK NATIONAL ASSOCIATION,
a national banking association,
as Trustee


By:
      -------------------------------
      Name:
            --------------------------
      Title:
            --------------------------


                                   Page 4 of 4
                                   EXHIBIT H-2

             EXHIBIT I TO CASH COLLATERAL AND DISBURSEMENT AGREEMENT
                             INITIAL PROJECT BUDGET
                             Date: [________], 2004
                              [ISSUER TO PROVIDE]


                                  Page 1 of __
                                    EXHIBIT I

            EXHIBIT J TO CASH COLLATERAL AND DISBURSEMENT AGREEMENT
                        FINAL PLANS AMENDMENT CERTIFICATE

                                     [DATE]


U.S. Bank National Association,
as Trustee
60 Livingston Avenue
St. Paul, MN 55107-2292
Attn: Frank Leslie

Copies to:

U.S. Bank National Association,
as Disbursement Agent
60 Livingston Avenue
St. Paul, MN 55107-2292
Attn: Frank Leslie

Professional Associates Construction Services as Independent Construction Consultant
942 East Chapman Avenue
Orange, California 92866
Attention: Kent Robertson

Re:  Amendment of Final Plans

Ladies and Gentlemen:

     The Premier Entertainment Biloxi LLC ("PREMIER") and Premier Finance Biloxi Corp. ("PFC", and jointly and severally with Premier, the "ISSUER"), requests that the Final Plans for the Facility be amended to include the Plans described on SCHEDULE 3 to this certificate. This certificate is delivered pursuant to
SECTION 5.6 of that certain Cash Collateral and Disbursement Agreement dated as of January 23, 2004 (the "AGREEMENT"), to which the Disbursement Agent is a party. Capitalized terms used in this certificate that are otherwise not defined shall have the meaning assigned in the Agreement. In connection with the requested Final Plans amendment, the Issuer hereby represents, warrants and certifies as follows:

     (a) The Preliminary Plans for the Facility as of the date hereof are described on SCHEDULE 1 and the Final Plans for the Facility as of the date hereof are described on SCHEDULE 2. The Plans set forth in SCHEDULE 3, with respect to any particular work or improvement:

          (i) have received all approvals from all governmental authorities required to approve such Plans necessary to commence construction of such work or improvements described therein;

                                   Page 1 of 3
                                    EXHIBIT J

          (ii) contain sufficient specificity to permit completion of such work or improvement described therein;

          (iii) are consistent with constructing the Facility to include the Minimum Facilities;

          (iv) have been signed by an architect licensed to practice architecture in the State of Mississippi;

          (v) call for construction of the Facility in a manner consistent with the Initial Operating Date occurring on or prior to the Operating Deadline; and

          (vi) have been delivered to the Independent Construction Consultant and the Disbursement Agent.

     (b) To the Issuer's Knowledge (but without any duty of inquiry), the construction performed as of the date hereof is substantially in accordance with the Final Plans. The Issuer reasonably believes that the Initial Operating Date will occur on or prior to the Operating Deadline.

     (c) After giving effect to this proposed amendment to the Final Plans and any concurrent amendment to the Project Budget, the Project Budget accurately sets forth in all material respects the anticipated Construction Expenses through completion of the construction of the Facility, allocated among the various line item components thereof identified on the Project Budget in effect on the Issuance Date.

     (d) As of the date hereof, no Event of Default exists, and this proposed amendment to the Final Plans and any concurrent amendment to the Project Budget will not constitute, result in, nor create an Event of Default.

     The Disbursement Agent, the Trustee and the Independent Construction Consultant are entitled to rely on the foregoing representations, warranties and certifications.

     The undersigned certifies that this Final Plans Amendment Certificate is authorized hereby and is permitted pursuant to the Agreement and the Indenture and all conditions precedent thereto have been met.

     Attached to this Final Plans Amendment Certificate as EXHIBITS 1 to 3 are certificates of the General Contractor (only to the extent the amendment to the Final Plans relates to the GMP Contract), the Independent Construction Consultant and the Architect (only to the extent the amendment to the Final Plans affects that portion of the Facility constructed pursuant to Plans prepared by it).

                                 PREMIER ENTERTAINMENT BILOXI LLC,

                                   Page 2 of 3
                                    EXHIBIT J
                                 on behalf of itself and Premier Finance Biloxi Corp., as Issuer(1)


                                 By:
                                    --------------------------------------------
                                 Name:
                                 Title:


                                 By:
                                    --------------------------------------------
                                 Name:
                                 Title:


----------
(1) [After Initial Operating Date, this certificate must be signed by two officers of Premier, one of whom must be the principal executive officer, the principal financial officer, the treasurer or the principal accounting officer of Premier.]

                                   Page 3 of 3
                                    EXHIBIT J

                             SCHEDULE 1 TO EXHIBIT J
                        DESCRIPTION OF PRELIMINARY PLANS



                                   Page 1 of 1
                             SCHEDULE 1 TO EXHIBIT J

                             SCHEDULE 2 TO EXHIBIT J
                           DESCRIPTION OF FINAL PLANS



                                   Page 1 of 1
                             SCHEDULE 2 TO EXHIBIT J

                             SCHEDULE 3 TO EXHIBIT J

Amendment No. __ to Final Plans.

I. The following describes new Final Plans for any work or improvements to be included in the Facility and for which no Final Plans currently exist or in replacement of Preliminary Plans:

       Work or Improvement  Architect  Drawing Number
       -------------------  ---------  --------------
1.
2.
3.

II. The following describes replacement Final Plans for any work or improvements to be included in the Facility and for which Final Plans currently exist:

         Work or      Drawing Number of    Architect of    Drawing Number of
       Improvement  Replaced Final Plans  New Final Plans   New Final Plans
       -----------  --------------------  ---------------  -----------------
1.
2.
3.


                                   Page 1 of 1
                             SCHEDULE 3 TO EXHIBIT J

                             EXHIBIT 1 TO EXHIBIT J
                        CERTIFICATE OF GENERAL CONTRACTOR

                                     [Date]


Premier Entertainment Biloxi, LLC
11400 Reichold Road
Gulfport, Mississippi 39503
Attn: Joseph Billhimer

Copies to:

U.S. Bank National Association,
as Disbursement Agent
60 Livingston Avenue
St. Paul, MN 55107-2292
Attn: Frank Leslie

U.S. Bank National Association,
as Trustee
60 Livingston Avenue
St. Paul, MN 55107-2292
Attn: Frank Leslie

Professional Associates Construction Services as Independent Construction Consultant
942 East Chapman Avenue
Orange, California 92866
Attention: Kent Robertson

Re:  Final Plans Amendment Certificate dated __________, 20__
     Premier Entertainment Biloxi LLC ("PREMIER") and Premier Finance Biloxi Corp. ("PFC", and jointly and severally with Premier, the "ISSUER")

Ladies and Gentlemen:

     Roy Anderson Corp (the "GENERAL CONTRACTOR") hereby certifies as follows:

     (a) The General Contractor has reviewed the above referenced Final Plans Amendment Certificate and the Cash Collateral and Disbursement Agreement dated as of January 23, 2004 (the "AGREEMENT"), to which the Issuer is a party, to the extent necessary to understand the defined terms contained herein and in the Final Plans Amendment Certificate that are incorporated by reference from the Agreement and to provide the certification contained herein. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Agreement.

                                   Page 1 of 2
                             EXHIBIT 1 TO EXHIBIT J

     (b) The General Contractor hereby certifies and confirms the accuracy of the certifications contained in (b) and (c) in the above-referenced Final Plans Amendment Certificate as they apply to that portion of the Facility constructed pursuant to the GMP Contract (including the "Direct Purchase Items" as defined in the GMP Contract), provided that where any certification of the Issuer is limited to the Issuer's Knowledge for the purposes of this certificate, such certification shall instead be made to the General Contractor's Knowledge.

     The Issuer, the Disbursement Agent, the Trustee and the Independent Construction Consultant are entitled to rely on the foregoing representations, warranties and certifications.


                                         ROY ANDERSON CORP


                                         By:
                                            ------------------------------------
                                         Name:
                                         Title:


                                   Page 2 of 2
                             EXHIBIT 1 TO EXHIBIT J

                             EXHIBIT 2 TO EXHIBIT J
               CERTIFICATE OF INDEPENDENT CONSTRUCTION CONSULTANT

                                     [Date]


Premier Entertainment Biloxi, LLC
11400 Reichold Road
Gulfport, Mississippi 39503
Attn: Joseph Billhimer

Copies to:

U.S. Bank National Association,
as Disbursement Agent
60 Livingston Avenue
St. Paul, MN 55107-2292
Attn: Frank Leslie

U.S. Bank National Association,
as Trustee
60 Livingston Avenue
St. Paul, MN 55107-2292
Attn: Frank Leslie

Re:  Final Plans Amendment Certificate dated __________, 20__
     Premier Entertainment Biloxi LLC ("PREMIER") and Premier Finance Biloxi Corp. ("PFC", and jointly and severally with Premier, the "ISSUER")

Ladies and Gentlemen:

     Professional Associates Construction Services, Inc. (the "INDEPENDENT CONSTRUCTION CONSULTANT") hereby certifies as follows:

     (a) The Independent Construction Consultant has reviewed the above referenced Final Plans Amendment Certificate and the Cash Collateral and Disbursement Agreement dated as of January 23, 2004 (the "AGREEMENT"), to which the Issuer and the undersigned are a party, to the extent necessary to understand the defined terms contained herein and in the Final Plans Amendment Certificate that are incorporated by reference from the Agreement and to provide the certification contained herein. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Agreement.

     (b) The Independent Construction Consultant hereby certifies and confirms the accuracy of the certifications contained in (a), (b) and (c) of the above-referenced Final Plans Amendment Certificate; provided that where any certification of the Issuer is limited to the Issuer's

                                   Page 1 of 2
                             EXHIBIT 2 TO EXHIBIT J

Knowledge, for the purposes of this certificate, such certification shall instead be made to the Independent Construction Consultant's Knowledge or belief, as applicable.

     (c) The Independent Construction Consultant last inspected the Facility on _________.

     The Disbursement Agent, the Trustee and the Issuer are entitled to rely on the foregoing representations, warranties and certifications.


                                         PROFESSIONAL ASSOCIATES
                                         CONSTRUCTION SERVICES, INC.

                                         By:
                                            ------------------------------------
                                         Name:
                                         Title:


                                   Page 2 of 2
                             EXHIBIT 2 TO EXHIBIT J

                             EXHIBIT 3 TO EXHIBIT J
                            CERTIFICATE OF ARCHITECT


Premier Entertainment Biloxi, LLC
11400 Reichold Road
Gulfport, Mississippi 39503
Attn: Joseph Billhimer

Copies to:

U.S. Bank National Association,
as Disbursement Agent
60 Livingston Avenue
St. Paul, MN 55107-2292
Attn: Frank Leslie

U.S. Bank National Association,
as Trustee
60 Livingston Avenue
St. Paul, MN 55107-2292
Attn: Frank Leslie

Professional Associates Construction Services as Independent Construction Consultant
942 East Chapman Avenue
Orange, California 92866
Attention: Kent Robertson

Re:  Final Plans Amendment Certificate dated __________, 20__
     Premier Entertainment Biloxi LLC ("PREMIER") and Premier Finance Biloxi
     Corp.
     ("PFC", and jointly and severally with Premier, the "ISSUER")

Ladies and Gentlemen:

     Paul Steelman, Ltd. (the "ARCHITECT") hereby certifies as follows:

     (a) The Architect has reviewed the above referenced Final Plans Amendment Certificate and the Cash Collateral and Disbursement Agreement dated as of January 23, 2004 (the "AGREEMENT"), to which the Issuer is a party, to the extent necessary to understand the defined terms contained herein and in the Final Plans Amendment Certificate that are incorporated by reference from the Agreement and to provide the certification contained herein. Capitalized terms used herein and not otherwise defined shall have the meaning ascribed to them in the Agreement.

                                   Page 1 of 3
                             EXHIBIT 3 TO EXHIBIT J

     (b) The Architect hereby certifies and confirms the accuracy of the certifications contained in (a), (b) and (c) of the above-referenced Final Plans Amendment Certificate; provided that where any certification of the Issuer is limited to the Issuer's Knowledge, for the purposes of this certificate, such certification shall instead be made to the Architect's Knowledge or belief, as applicable.

     (c)  The Architect last inspected the Facility on _________.

     The Issuer, the Disbursement Agent, the Trustee and the Independent Construction Consultant are entitled to rely on the foregoing representations, warranties and certifications.


                                         PAUL STEELMAN, LTD.


                                         By:
                                            ------------------------------------
                                         Name:
                                         Title:


                                   Page 2 of 3
                             EXHIBIT 3 TO EXHIBIT J

             EXHIBIT K TO CASH COLLATERAL AND DISBURSEMENT AGREEMENT
                  ADDITIONAL CONSTRUCTION CONTRACT CERTIFICATE

                                     [Date]


U.S. Bank National Association,
as Trustee
60 Livingston Avenue
St. Paul, MN 55107-2292
Attn: Frank Leslie

Copies to:

U.S. Bank National Association,
as Disbursement Agent
60 Livingston Avenue
St. Paul, MN 55107-2292
Attn: Frank Leslie

Professional Associates Construction Services as Independent Construction Consultant
942 East Chapman Avenue
Orange, California 92866
Attention: Kent Robertson

     Re: [name of contract] dated ________ (the "CONSTRUCTION CONTRACT"), between [______________"Contractor" and] Premier Entertainment Biloxi LLC ("PREMIER")

Ladies and Gentlemen:

     This certificate is delivered pursuant to SECTION 5.3 of that certain Cash Collateral and Disbursement Agreement dated as of January 23, 2004 (the "AGREEMENT"), to which the Disbursement Agent is a party. Capitalized terms used and not otherwise defined herein shall have the meanings given in the Agreement. Premier is entering into the above-referenced Construction Contract, a copy of which is attached hereto as SCHEDULE 1 (together with a Consent duly executed by the counterparty to such Construction Contract if and to the extent required under SECTION 5.3 of the Agreement, a copy of which is attached hereto as
SCHEDULE 2).

     In connection with entering into the Construction Contract, the Premier hereby represents, warrants and certifies as follows:

     (a) The work to be performed with respect to the Facility under the Construction Contract relates to the following line item(s) under the Project Budget presently in effect and consists of the following:

              ----------------------------------------------------

                                   Page 1 of 2
                                    EXHIBIT K

              ----------------------------------------------------
              ----------------------------------------------------

Such work shall conform to the Final Plans.

     (b) The Construction Contract provides for the Contractor to complete the work related to the Construction Contract: (i) in a timely manner so as to permit the Initial Operating Date with respect to the Facility to occur on or prior to the Operating Deadline; and (ii) within the aggregate amounts specified for the applicable line item in the Project Budget presently in effect.

     (c) As of the date hereof, no Event of Default exists, and entering into the Construction Contract will not constitute, result in, nor create an Event of Default.

     (d) The entering into the Construction Contract and the performance of the work thereunder [WILL/WILL NOT] require an amendment to the Project Budget. [IF IT WILL, ADD: ATTACHED HERETO IS A DULY COMPLETED AND EXECUTED PROJECT BUDGET AMENDMENT CERTIFICATE ACCURATELY DESCRIBING SUCH AMENDMENT.]

     The undersigned certifies that this Additional Construction Contract Certificate is authorized hereby and is permitted pursuant to the Agreement and the Indenture, and all conditions precedent thereto have been met.

     The Disbursement Agent , the Trustee and the Independent Construction Consultant are entitled to rely on the foregoing representations, warranties and certifications.

     Attached to this Additional Construction Contract Certificate as EXHIBIT 1 is a certificate from the Independent Construction Consultant.

                                  PREMIER ENTERTAINMENT BILOXI LLC,
                                  on behalf of itself and Premier Finance Biloxi Corp., as Issuer(1)


                                  By:
                                     -------------------------------------------
                                  Name:
                                  Title:

                                  By:
                                     -------------------------------------------
                                  Name:


----------
(1) [After Initial Operating Date, this certificate must be signed by two officers of Premier, one of whom must be the principal executive officer, the principal financial officer, the treasurer or the principal accounting officer of Premier.]

                                   Page 2 of 2
                                    EXHIBIT K

                                  Title:


                                   Page 3 of 2
                                    EXHIBIT K

                             SCHEDULE 1 TO EXHIBIT K
                     COPY OF EXECUTED CONSTRUCTION CONTRACT



                                   Page 1 of 1
                             SCHEDULE 1 TO EXHIBIT K

                             SCHEDULE 2 TO EXHIBIT K
   COPY OF EXECUTED CONSENT TO COLLATERAL ASSIGNMENT OF CONSTRUCTION CONTRACT


                                   Page 1 of 1
                             SCHEDULE 2 TO EXHIBIT K

                             EXHIBIT 1 TO EXHIBIT K
               CERTIFICATE OF INDEPENDENT CONSTRUCTION CONSULTANT
                  ADDITIONAL CONSTRUCTION CONTRACT CERTIFICATE

                                     [Date]


Premier Entertainment Biloxi, LLC
11400 Reichold Road
Gulfport, Mississippi 39503
Attn: Joseph Billhimer

Copies to:

U.S. Bank National Association,
as Disbursement Agent
60 Livingston Avenue
St. Paul, MN 55107-2292
Attn: Frank Leslie

U.S. Bank National Association,
as Trustee
60 Livingston Avenue
St. Paul, MN 55107-2292
Attn: Frank Leslie

     Re: Additional Construction Contract Certificate dated ________, 20__, relating to [name of contract] dated __________, _____ (the "CONSTRUCTION CONTRACT") between _________________("CONTRACTOR"), Premier Entertainment Biloxi LLC ("PREMIER")

Ladies and Gentlemen:

     The undersigned (the "INDEPENDENT CONSTRUCTION CONSULTANT"), hereby certifies as follows:

     (a) The Independent Construction Consultant has reviewed the above-referenced Construction Contract, as well as the above-referenced Additional Construction Contract Certificate and the Cash Collateral and Disbursement Agreement dated as of January 23, 2004 (the "AGREEMENT"), to which Premier and the undersigned are a party. Capitalized terms used and not otherwise defined herein shall have the meanings given in the Agreement.

     (b) The Independent Construction Consultant hereby certifies and confirms the accuracy of the certifications in Paragraphs (a), (b), and (d) of the above-referenced Additional Construction Contract Certificate; provided that where any certification of Premier Finance Biloxi Corp. ("PFC", and jointly and severally with Premier, the "ISSUER") is limited to the Issuer's

                                   Page 1 of 2
                             EXHIBIT 1 TO EXHIBIT K

Knowledge for the purpose of this certificate such certification shall instead be made to the Independent Construction Consultant's Knowledge. The Independent Construction Consultant is not aware of any material errors in the information contained in any other paragraph of the Additional Construction Contract Certificate.

     (c)  The Independent Construction Consultant last inspected the Facility on
_________.

     The Disbursement Agent, the Trustee and the Issuer are entitled to rely on the foregoing representations, warranties and certifications relative to authorizing the Issuer to enter into the Construction Contract.

                                         PROFESSIONAL ASSOCIATES
                                         CONSTRUCTION SERVICES, INC.


                                         By:
                                            ------------------------------------
                                         Name:
                                         Title:


                                   Page 2 of 2
                             EXHIBIT 1 TO EXHIBIT K

             EXHIBIT L TO CASH COLLATERAL AND DISBURSEMENT AGREEMENT
                             PERMITTED ENCUMBRANCES

                     FIRST AMERICAN TITLE INSURANCE COMPANY

                             SCHEDULE B - SECTION 2

                                   EXCEPTIONS

Issuing Office File No.: 2003-10-01

ANY POLICY WE ISSUE WILL HAVE THE FOLLOWING EXCEPTIONS UNLESS THEY ARE TAKEN CARE OF TO OUR SATISFACTION.

1  [Intentionally deleted]
2  [Intentionally deleted]
3  [Intentionally deleted]
4  [Intentionally deleted]
5  [Intentionally deleted]
6  [Intentionally deleted]
7 Any lease, grant, exception or reservation of minerals or mineral rights on, and under subject land.
8  Taxes and assessments for the year 2003, which are not yet due and payable.
9 Rights of way for highway or drainage purposes in favor of the State Highway Commission to be relocated to the 20 foot easement as shown on the survey of Grant Gilleon, P.L.S., resurveyed October 10, 2003, pursuant to the Drainage Easement and Relocation Agreement with Premier Entertainment Biloxi LLC,
   dated           , 2003, and recorded in Deed Book      at      Page    , but
   reserving the right to continue to use the following vacated rights of way on a temporary basis until the new easement improvements are constructed:
     a. dated December 13, 1954, and recorded in Deed Book 390, Page 505 (Copy Book 139, Page 119) (PARCEL 4); and
     b. dated February 4, 1955, and recorded in Deed Book 392, Page 319 (Copy Book 139, Page 559) (PARCEL 5).
10 Utility easements in favor of Mississippi Power Company as follows:
     a.   dated March 29, 1984, and recorded in Deed Book 144, Page 247 (PARCEL
          1);
     b. dated _________, 2003, and recorded in Deed Book ____ at Page ________ (PARCEL 2) as part of the Easement and Relocation Agreement with Premier Entertainment Biloxi LLC, which also includes the right to continue to use the electric distribution and communication facilities constructed pursuant to the now vacated Easement in favor of Mississippi Power Company dated March 27, 2001, and recorded in Deed Book 368, Page 608 (PARCEL 1) on a temporary basis until the earlier of (i) the date the new easement improvements are constructed or (ii) ________, 2003;
     c.   dated July 27, 1983, and recorded in Deed Book 135, Page 219 (PARCEL
          3);
     d.   dated May 31, 1983, and recorded in Deed Book 135, Page 226 (PARCEL
          4), which easement has been amended by Partial Release of Easement dated ___________, 2003, and recorded in Deed Book ____ at Page _________ to vacate the portion thereof running along the western boundary of PARCEL 4 only but preserve the easement along the northern boundary of said parcel;
     e.   dated July 20, 1983, and recorded in Deed Book 135, Page 222 (PARCEL
          5); and
     f.   dated May 25, 1983, and recorded in Deed Book 135, Page 224 (PARCEL
          6).

                                   Page 1 of 4
                                    EXHIBIT L

   The utility easements described in Item 10.a., d., and f. above are subject to the terms and conditions of the Encroachment Agreement between Mississippi Power Company and Premier Entertainment Biloxi LLC dated
   ________ , 2003, and recorded in Deed Book ____ at Page _______.
11 Sewer easement as shown on Conditional Use Plat dated May 9, 1986, and filed in Plat Book 11, Page 19 (PARCEL 6).
12 Storm drain easement in favor of the City of Biloxi, Mississippi, to be relocated to the 20 foot easement as shown on the survey of Grant Gilleon, P.L.S., resurveyed October 10, 2003, pursuant to the Right of Entry and Relocation Agreement with Premier Entertainment Biloxi LLC, dated ______, 2003, and recorded in Deed Book ______at Page ________, but reserving the right to use the vacated easement dated July 13, 1976, and recorded in Deed Book 77, Page 306, on a temporary basis until the earlier of (i) the date the new easement improvements are constructed or (ii) _________, 2003 (PARCEL 5).
13 Sewer easement in favor of the City of Biloxi, Mississippi, dated June 1,
   1983, and recorded in Deed Book 133, Page 228 (PARCEL 2).
14 [Intentionally deleted].
15 Easements or rights of way in favor of Mississippi Power Company for electric distribution lines; the City of Biloxi, Mississippi, for sewer lines; and the Mississippi State Highway Commission for highway or drainage purposes which are or may have been located in Magnolia Street if extended south of Highway 90, which unopened street was vacated, subject to the preservation of such easements, by Final Decree in the matter of Leonard Darrell Chitty, et al v. Mississippi Power Company, et al, Cause No. 8612 in the Chancery Court of the Second Judicial District of Harrison County, Mississippi, dated March 6, 1979, and recorded in Deed Book 92 at Page 373 (PARCEL 6).
16 General Covenant D prohibiting discrimination as set forth in that certain
   Warranty Deed from the City of Biloxi, Mississippi, and the Biloxi Port Commission to McWhorter and Johnson, Joint Venture (f/k/a Harbor View) dated December 29, 1981, and recorded in Deed Book 116, Page 500. (PARCEL 2).
17 Easement for maintenance of subsurface bulkhead tie-backs and General
   Covenant D prohibiting discrimination as set forth in that certain Warranty Deed from the City of Biloxi, Mississippi, and the Biloxi Port Commission to The Development Partnership, Ltd., and Mariner's Harbor Development dated April 30, 1982, and recorded in Deed Book 120, Page 1, as corrected by Corrected Special Warranty Deed recorded in Deed Book 136, Page 367 and 461. (PARCELS 1 AND L4).
18 Easement for vehicular and pedestrian ingress and egress across Parcels L1, L3, and L4 to the docking facility adjoining, the covenant requiring no less than 47 parking spaces on Parcels L1, L2, L3, and L4 for the benefit of the public using the adjoining docking facility, and the covenant restricting portions of Parcels L3 and L4 for use as a facility for docking by commercial fishing vessels and related activities as set forth in the following Deeds of
   Conveyance:
     a. from the City of Biloxi, Mississippi, to the City of Biloxi, Mississippi, and the Biloxi Port Commission dated December 8, 1975, and recorded in Deed Book 62, Page 355, and corrected by instrument dated January 30, 1976, and recorded in Deed Book 63, Page 448; and
     b. from the Biloxi Development Commission-Urban Renewal Agency of the City of Biloxi, Mississippi, to the City of Biloxi, Mississippi, and the Biloxi Port Commission dated December 11, 1975, and recorded in Deed Book 62, Page 383, and corrected by instruments dated January 6, 1976, and recorded in Deed Book 63, Page 226, and dated January 19, 1976, and recorded in Deed Book 63, Page 400.
   This policy affirmatively insures against loss resulting from a violation or alleged violation of said covenants, provided that upon completion of construction of the parking garage and elevated bridge on such parcels as contemplated by the Lease and Air Rights Agreement described in Item 21 hereinbelow, such improvements are continuously available for public or harbor patron use free of charge. For purposes of this Item 18, reasonable restrictions on the access to and use of the parking

                                   Page 2 of 4
                                    EXHIBIT L
   structure and the segregation of certain portions of the parking structure for valet and other similar purposes will be consistent with the provision of continuous access to the public or harbor patron free of charge, provided these restrictions on access, use and segregation for valet and similar purposes do not restrict the public from using any portion of the parking structure located on Parcels L3 and L4.
19 Covenant requiring the use of a 96' (foot) wide portion of PARCEL L3 "for public inner-harbor purposes" set forth in the conveyance from Mary C. Holmes to the Biloxi Yacht Club, dated March 16, 1943, and recorded in Deed Book 254, at Page 249 and the related reversionary clause. This policy affirmatively insures against loss resulting from a violation or alleged violation of said covenant, provided that upon completion of construction of the parking garage on such parcel as contemplated by the Lease and Air Rights Agreement described in Item 21 hereinbelow, such improvements are continuously available for public or harbor patron use free of charge. For purposes of this Item 19, reasonable restrictions on the access to and use of the parking structure and the segregation of certain portions of the parking structure for valet and other similar purposes will be consistent with the provision of continuous access to the public or harbor patron free of charge provided these restrictions on access, use and segregation for valet and similar purposes do not restrict the public from using any portion of the parking structure located on Parcel L3
20 Terms and conditions of the Public Trust Tidelands Lease executed by the State of Mississippi and Premier Entertainment, LLC, succeeded in interest by merger with Premier Entertainment Biloxi LLC, dated ________ and recorded in Deed Book _____ at Page _______ and any failure to comply with same (PARCEL
   L9), and the lien against the adjacent uplands set forth in SECTION 26.5 of such lease (PARCELS 2, 3, 4, 5, and 6).
21 Terms and conditions of the Lease and Air Rights Agreement dated as of _____________, 2003, and executed by the City of Biloxi, Mississippi, and Premier Entertainment Biloxi LLC and recorded in Deed Book _________ at Page ________ and any failure to comply with same (PARCELS L1, L2, L3, L4, and L6).
22 Concurrent rights of others to the use of the ground space and public roadways dedicated or to be dedicated on Parcels L1, L3, L4, and L6 and to the use of Parcel L2 by the public for parking prior to the commencement of construction as set forth in that certain Lease and Air Rights Agreement described in Item 21 hereinabove.
23 Public right of access to the open water portion of tidelands located on
   Parcel L9.
24 Pending disbursement of the full proceeds of the loan secured by the Deed of Trust insured, this policy insures only to the extent of the actual amount disbursed in good faith and without knowledge of any intervening lien or interest, but increases as each disbursement is made, up to the face amount of the policy. Such disbursement shall not extend the date of the policy or change any part thereof unless such change is specifically made by written endorsement duly issued on behalf of the Company. At the time of each disbursement of the proceeds of the loan and the issuance of endorsement, the title must be continued down to the date of endorsement for possible liens, including mechanics' liens and other objections intervening between the last preceding disbursement and such endorsement, and evidence of satisfaction and cancellation of same be furnished, together with the affidavit of owner and contractors as to any known liens. As of the date of the policy, the policy will insure the initial disbursement amount.
25 The following matters shown on the plat of survey of Grant H. Gilleon, P.L.S., dated August 21, 1998, and resurveyed April 23, 2003 and October 10, 2003:
     Setback lines as indicated for all parcels pursuant to the variances obtained to the zoning ordinances of the City of Biloxi, Mississippi;
     b. Fences, curbing and/or landscaping appurtenant to PARCEL 1 encroaching along the North boundary of said parcel onto Highway 90, along the West boundary of said parcel onto PARCEL L2, and on the Northwest corner of said parcel onto the ground space of PARCEL L1;
     c. 36" x 56" arch pipe crossing the east side of the ground space of PARCEL L3;

                                   Page 3 of 4
                                    EXHIBIT L

     d. Fences and curbing appurtenant to PARCEL 2 encroaching along the East boundary of said parcel onto the ground space of PARCEL L1
     e.   Fence running off the property line between PARCELS 2 and 3;
     f. Telephone lines outside the utility easement on PARCEL 3 leading from the North boundary of said parcel onto PARCEL 2 and along the West boundary thereof;
     g. Water lines and sewer force main running along the East boundary of PARCEL 3;
     h. Water lines running along the North boundaries of PARCELS 2, 3, 4, 5, and 6;
     i. Water lines running along the West boundary of PARCEL 5 and crossing said parcel near the South boundary, leading onto and across PARCELS 4, 3, and 2;
     j. Drainage pipe or culvert outside the drainage easement on PARCEL 5 running across the Northeast corner of said parcel;
     k. 4" pipe from drainage manhole in Highway 90 right of way running onto PARCEL 6; and
     l. Drain inlet crossing from PARCEL 5 onto PARCEL 6 in the Southwest corner of PARCEL 5.
     m. Concrete sewer vault, water and sewer lines, drain inlet, and sewer manhole cover located on the ground space of PARCEL L1.
     n. Electric meter and fuse box, sewer lift station, water valves, and water and sewer lines located on PARCEL L2
     o. Concrete bulkhead, water meters, water valves, gas meter, and water and power lines located on the ground space of PARCEL L3.
     p. Drain inlet, concrete bulkhead, grease trap, sewer manholes, sewer lines, and parking spaces located on PARCEL L6.
26 Documents related to the insured loan and to be recorded in the land records such as Assignment of Leases and Rents and UCC-1 Financing Statements as Fixture Filings, if any. Any such documents which are recorded subsequent to the insured Deed of Trust will be designated as subordinate liens on the lender's policy.
27 Terms and conditions of the Lease Agreement (Cafe) executed by Premier
   Entertainment Biloxi LLC in favor of Hard Rock Cafe International (STP), Inc., dated December 30, 2003, a memorandum of which is recorded in Deed Book _____ at Page __________ and any failure to comply with same, which lease has been subordinated to the insured deed of trust pursuant to the Subordination, Non-Disturbance and Attornment Agreement executed by Hard Rock Cafe International (STP), Inc., and the Insured dated ____________, 2004, and recorded in Deed of Trust Book ___ at Page __________. Such lease will be designated as a subordinate matter on the lender's policy.
28 Terms and conditions of the Lease Agreement (Retail Store) executed by Premier Entertainment Biloxi LLC in favor of Hard Rock Cafe International
   (STP), Inc., dated December 30, 2003, a memorandum of which is recorded in Deed Book ___at Page ________ and any failure to comply with same, which lease has been subordinated to the insured deed of trust pursuant to the Subordination, Non-Disturbance and Attornment Agreement executed by Hard Rock Cafe International (STP), Inc., and the Insured dated _________, 2004, and recorded in Deed of Trust Book ________ at _____ Page ____. Such lease will be designated as a subordinate matter on the lender's policy.


                                   Page 4 of 4
                                    EXHIBIT L

            EXHIBIT M-1 TO CASH COLLATERAL AND DISBURSEMENT AGREEMENT
                             Affidavit and Agreement

                     FIRST AMERICAN TITLE INSURANCE COMPANY

                             AFFIDAVIT AND AGREEMENT

STATE OF MISSISSIPPI                         Issuing Office File No.: 2003-10-01
COUNTY OF HARRISON

                                    (OWNERS)
                                    (INTERIM)

     PERSONALLY appeared before me, the undersigned authority in and for said county and state, the duly authorized representative of the undersigned owner, who after being first duly sworn states on oath:

     The undersigned is the owner in connection with the improvements on the real property situated in the County of HARRISON, State of Mississippi known as:
PARCELS 1, 2, 3, 4, 5, 6, L1, L2, L3, L4, L6 AND L9, 2ND JUDICIAL DISTRICT, HARRISON COUNTY, MISSISSIPPI, more particularly described in the Deed of Trust, Mortgage or other Security Instrument in favor of U.S. BANK NATIONAL ASSOCIATION, A NATIONAL BANKING ASSOCIATION, AS TRUSTEE ("TRUSTEE"), dated _____________, securing the sum of $160,000,000.00 (that may be increased to $190,000,000.00) and filed or to be filed for record in the office of the recorder of the county in which the above land is located, which Deed of Trust, Mortgage or other Security Instrument is a valid first lien on said premises to the extent of all sums advanced to date; and,

     That no contracts have been let or guarantees of payment made by the undersigned owner to anyone other than: (List each contract let or guarantee made and obtain affidavit and agreement for each)

     ROY ANDERSON CORP AND ANY OTHER CONTRACTORS LISTED ON EXHIBIT "A" ATTACHED HERETO

     The owner has no interest or ownership in the contracting firm or firms and the contractor has no interest in the real property described above, except:

     NONE; HOWEVER, IN THE INTEREST OF FULL DISCLOSURE, NOTE THAT ROY ANDERSON III IS BOTH A MEMBER OF A LIMITED LIABILITY COMPANY WHICH IS A MEMBER OF OWNER AS WELL AS AN OFFICER OF CONTRACTOR.

     The undersigned owner is in possession of the subject premises, unless otherwise stated: (LIST POSSESSION OTHER THAN BY OWNER, SUCH AS LEASES, ETC.)

     NONE OTHER (i) THAN CONCURRENT RIGHTS OF THE CITY OF BILOXI TO PARCELS L1, L3, L4 AND L5 AND OF THE PUBLIC TO EXTENT A PUBLIC STREET HAS BEEN DEDICATED ON SUCH PARCELS, AND (ii) [IF HARD ROCK INTERNATIONAL (STP), INC. HAS TAKEN POSSESSION:] [____] IS IN POSSESSION OF THE LEASEHOLD ESTATE DESCRIBED IN THE LEASE AGREEMENT (CAFE) AND LEASE AGREEMENT (RETAIL STORE) [OR LIST OTHER TENANTS ON EXHIBIT "B" IF ANY HAVE TAKEN POSSESSION].

     The owner has paid in full any and all amounts due architects, engineers, surveyors, attorneys, subcontractors, materialmen and laborers with whom it has contracted directly or in its name through an agent for work or services performed and materials furnished to date to the undersigned in connection with the construction of the improvements on the above property, except: (IF NONE, STATE "NONE")

     NONE OTHER THAN 1) RETAINAGE AMOUNTS IN THE AMOUNT OF $___________; 2) PUNCHLIST AMOUNTS IN THE AMOUNT OF $_______; 3) THE AMOUNTS OF $_________ REQUESTED TO BE PAID TO [CONTRACTOR] IN THE

                                   Page 1 of 2
                                   EXHIBIT M-1

     CURRENT MONTH'S DISBURSEMENT REQUEST; AND 4) $__________ REPRESENTING AMOUNTS IN DISPUTE UNDER THE [CONTRACT]. [ATTACHED SEPARATE EXHIBIT, IF NECESSARY]
                              (continued on Page 2)

     The owner has received no written notice of any unpaid bills or claims for labor or services performed or materials on the above project, except: (IF NONE, STATE "NONE")

     NONE

     The owner states that, except as permitted in that certain indenture dated January 23, 2004 entered into with the Trustee, it has given or executed no chattel mortgages, conditional sales contracts, security agreements, financing statements, retention of title agreements, personal property leases or the like and none are now outstanding as to any materials, fixtures, appliances, furnishings or equipment placed upon, installed in or upon the aforesaid premises or the improvements thereon.

     The owner hereby requests First American Title Insurance Company to issue its policy or policies of title insurance, or endorsements thereto, upon said real estate without exception therein as to any possible unfiled mechanics' or materialmen's lien, and in consideration thereof, and as an inducement therefor, the undersigned does hereby agree to indemnify and hold harmless the said First American Title Insurance Company of and from any and all loss, cost, damage and expense of every kind including attorney's fees, which said First American Title Insurance Company shall suffer or may suffer or incur or become liable for under its said policy or policies now to be issued or any reissue, renewal or extension thereof, or a new policy anytime issued upon said real estate, part thereof or interest therein arising, directly or indirectly, out of or on account of any such mechanics' or materialmen's liens, claim or claims as a result of the undersigned's unpaid bills or in connection with its enforcement of its rights under this agreement.

                                         OWNER:

                                         PREMIER ENTERTAINMENT BILOXI LLC,
                                         A Delaware limited liability company

                                         By:
                                              ----------------------------------
                                              Its Manager

                                         By:
                                            ------------------------------------
                                         Its:
                                             -----------------------------------


STATE OF_________________
COUNTY OF________________

SWORN TO AND SUBSCRIBED before me, by the duly authorized member of Manager and Owner on behalf of both Manager and Owner, whose signature appears above, this the ________________ day of _________________, 200__.


                                         -----------------------------------
                                         NOTARY PUBLIC

My Commission Expires:
                      -----------------


                                   Page 2 of 2
                                   EXHIBIT M-1

           EXHIBIT M-2 TO CASH COLLATERAL AND DISBURSEMENT AGREEMENT

                     FIRST AMERICAN TITLE INSURANCE COMPANY

                             AFFIDAVIT AND AGREEMENT

STATE OF MISSISSIPPI                         Issuing Office File No.: 2003-10-01
COUNTY OF HARRISON

                              (GENERAL CONTRACTORS)
                                    (INTERIM)

     PERSONALLY appeared before me, the undersigned authority in and for said county and state, the duly authorized representative of the general contractor, who after being first duly sworn states on oath:

     The undersigned is the general contractor in connection with improvements on the real property situated in the County of HARRISON, State of Mississippi known as: PARCELS 1, 2, 3, 4, 5, 6, L1, L2, L3, L4, L6 AND L9, 2ND JUDICIAL DISTRICT, HARRISON COUNTY, MISSISSIPPI, more particularly described in the Deed of Trust, Mortgage or other Security Instrument in favor of U.S. BANK NATIONAL ASSOCIATION, A NATIONAL BANKING ASSOCIATION, AS TRUSTEE, dated ___________, securing the sum of $160,000,000 (that may be increased to $190,000,000.00), and filed or to be filed for record in the office of the recorder of the county in which the above land is located, which Deed of Trust, Mortgage or other Security Instrument is a valid first lien on said premises to the extent of all sums advanced to date; and,

     The general contractor has been paid in full all sums due for work or services performed and materials furnished on the above project and does hereby waive, release and surrender any and all liens to the date for which payment is made, for labor, services, and/or materials furnished by the undersigned upon the premises described above, except:(IF NONE, STATE "NONE")

     NONE OTHER THAN 1) RETAINAGE AMOUNTS IN THE AMOUNT OF $___________; 2) PUNCHLIST AMOUNTS IN THE AMOUNT OF $_______; 3) THE AMOUNTS OF $_________ REQUESTED TO BE PAID TO [CONTRACTOR] IN THE CURRENT MONTH'S DISBURSEMENT REQUEST; AND 4) $__________ REPRESENTING AMOUNTS IN DISPUTE UNDER THE [CONTRACT]. [ATTACH SEPARATE EXHIBIT, IF NECESSARY.]

     The general contractor has paid in full any and all amounts due architects, engineers, surveyors, attorneys, subcontractors, materialmen and laborers for work or services performed and materials furnished to date to the undersigned in connection with the construction of the improvements on the above property, except: (IF NONE, STATE "NONE")

     NONE OTHER THAN:
     1) RETAINAGE AMOUNTS IN THE AMOUNT OF $___________; 2) PUNCHLIST AMOUNTS IN THE AMOUNT OF $________; 3) THE AMOUNTS OF $_________ REQUESTED TO BE PAID TO [CONTRACTOR] IN THE CURRENT MONTH'S DISBURSEMENT REQUEST; AND 4) $__________ REPRESENTING AMOUNTS IN DISPUTE UNDER THE [CONTRACT]. [ATTACH SEPARATE EXHIBIT, IF NECESSARY.]


                              (continued on Page 2)


                                   Page 1 of 2
                                   EXHIBIT M-2

     The general contractor states that it has given or executed no chattel mortgages, conditional sales contracts, security agreements, financing statements, retention of title agreements, personal property leases or the like and none are now outstanding as to any materials, fixtures, appliances, furnishings or equipment placed upon, installed in or upon the aforesaid premises or the improvements thereon, and that to the extent that general contractor has contracted for plumbing, heating, lighting, refrigerating and other equipment and delivery of same has been made to general contractor or the property, payment for such equipment has been made in full and,

     The general contractor hereby request(s) First American Title Insurance Company to issue its policy or policies of title insurance, or endorsements thereto, upon said real estate without exception therein as to any possible unfiled mechanics' or materialmen's lien as to general contractor, its subcontractors and suppliers, and in consideration thereof, and as an inducement therefor, the undersigned does hereby agree to indemnify and hold harmless the said First American Title Insurance Company of and from any and all loss, cost, damage and expense of every kind including attorney's fees, which said First American Title Insurance Company shall suffer or may suffer or incur or become liable for under its said policy or policies now to be issued or any reissue, renewal or extension thereof, or a new policy anytime issued upon said real estate, part thereof or interest therein arising, directly or indirectly, out of or on account of any such mechanics' or materialmen's liens, claim or claims as a result of the undersigned's unpaid bills or in connection with its enforcement of its rights under this agreement.

                                         GENERAL CONTRACTOR:

                                         ROY ANDERSON CORP

                                         By:
                                            ---------------------------------
                                                 Its:
                                                     ------------------------

STATE OF_________________
COUNTY OF________________

SWORN TO AND SUBSCRIBED before me, by ____________________________, the duly authorized representative of the Contractor whose signature appears above, this the ________________ day of ___________________________, 200__.


                                         ---------------------------------
                                         NOTARY PUBLIC

My Commission Expires:
                      --------------------


                                   Page 2 of 2
                                   EXHIBIT M-2

            EXHIBIT M-3 TO CASH COLLATERAL AND DISBURSEMENT AGREEMENT

                     FIRST AMERICAN TITLE INSURANCE COMPANY

                             AFFIDAVIT AND AGREEMENT

STATE OF MISSISSIPPI                         Issuing Office File No.: 2003-10-01
COUNTY OF HARRISON

                                  (CONTRACTORS)
                                    (INTERIM)

     PERSONALLY appeared before me, the undersigned authority in and for said county and state, the duly authorized representative of the undersigned contractor, who after being first duly sworn states on oath:

     The undersigned is a contractor with Premier Entertainment Biloxi LLC in connection with improvements on the real property situated in the County of HARRISON, State of Mississippi known as: PARCELS 1, 2, 3, 4, 5, 6, L1, L2, L3, L4, L6 AND L9, 2ND JUDICIAL DISTRICT, HARRISON COUNTY, MISSISSIPPI, more particularly described in the Deed of Trust, Mortgage or other Security Instrument in favor of U.S. BANK NATIONAL ASSOCIATION, A NATIONAL BANKING ASSOCIATION, AS TRUSTEE, dated ________________, securing the sum of $160,000,000 (that may be increased to $190,000,000.00), and filed or to be filed for record in the office of the recorder of the county in which the above land is located, which Deed of Trust, Mortgage or other Security Instrument is a valid first lien on said premises to the extent of all sums advanced to date; and,

     The contractor has been paid in full all sums due for work or services performed and materials furnished on the above project and does hereby waive, release and surrender any and all liens to the date for which payment is made, for labor, services, and/or materials furnished by the undersigned upon the premises described above, except:(IF NONE, STATE "NONE")

     NONE OTHER THAN 1) RETAINAGE AMOUNTS IN THE AMOUNT OF $___________; 2) PUNCHLIST AMOUNTS IN THE AMOUNT OF $__________; 3) THE AMOUNTS OF $_________ REQUESTED TO BE PAID TO [CONTRACTOR] IN THE CURRENT MONTH'S DISBURSEMENT REQUEST; AND 4) $__________ REPRESENTING AMOUNTS IN DISPUTE UNDER THE [CONTRACT]. [ATTACHED SEPARATE EXHIBIT, IF NECESSARY.

     The contractor has paid in full any and all amounts due subcontractors, materialmen and laborers for work or services performed and materials furnished to date to the undersigned in connection with the construction of the improvements on the above property, except: (IF NONE, STATE "NONE")

     NONE OTHER THAN 1) RETAINAGE AMOUNTS IN THE AMOUNT OF $___________; 2) PUNCHLIST AMOUNTS IN THE AMOUNT OF $__________; 3) THE AMOUNTS OF $_________ REQUESTED TO BE PAID TO [CONTRACTOR] IN THE CURRENT MONTH'S DISBURSEMENT REQUEST; AND 4) $__________ REPRESENTING AMOUNTS IN DISPUTE UNDER THE [CONTRACT]. [ATTACHED SEPARATE EXHIBIT, IF NECESSARY.


                              (continued on Page 2)


                                   Page 1 of 2
                                   EXHIBIT M-3

     The contractor states that no chattel mortgages, conditional sales contracts, security agreements, financing statements, retention of title agreements, personal property leases or the like have been given or are now outstanding as to any materials, fixtures, appliances, furnishings or equipment contractor placed upon, installed in or upon the aforesaid premises or the improvements thereon, and that all such equipment is fully paid for and,

     The contractor hereby request(s) First American Title Insurance Company to issue its policy or policies of title insurance, or endorsements thereto, upon said real estate without exception therein as to any possible unfiled mechanics' or materialmen's lien as to the contractor, its subcontractors and suppliers, and in consideration thereof, and as an inducement therefor, the undersigned does hereby agree to indemnify and hold harmless the said First American Title Insurance Company of and from any and all loss, cost, damage and expense of every kind including attorney's fees, which said First American Title Insurance Company shall suffer or may suffer or incur or become liable for under its said policy or policies now to be issued or any reissue, renewal or extension thereof, or a new policy anytime issued upon said real estate, part thereof or interest therein arising, directly or indirectly, out of or on account of any such mechanics' or materialmen's liens, claim or claims as a result of the undersigned's unpaid bills or in connection with its enforcement of its rights under this agreement.

                                         CONTRACTOR:

                                         ---------------------------------------

                                         By:
                                            ------------------------------------
                                               Its:
                                                   -----------------------------

STATE OF______________
COUNTY OF_____________

SWORN TO AND SUBSCRIBED before me, by _______________________, the duly authorized representative of the Contractor whose signature appears above, this the __________ day of _________________________, 200__.


                                         -----------------------------------
                                         NOTARY PUBLIC

My Commission Expires:
                       -------------------------


                                   Page 2 of 2
                                   EXHIBIT M-3

            EXHIBIT M-4 TO CASH COLLATERAL AND DISBURSEMENT AGREEMENT

                      FORM OF FINAL LIEN AFFIDAVIT (OWNER)

                     FIRST AMERICAN TITLE INSURANCE COMPANY

                             AFFIDAVIT AND AGREEMENT

STATE OF MISSISSIPPI                         Issuing Office File No.: 2003-10-01
COUNTY OF HARRISON

                                (OWNER'S - FINAL)

     PERSONALLY appeared before me, the undersigned authority in and for said county and state, the duly authorized representative of the undersigned owner, who after being first duly sworn states on oath:

     The undersigned is the owner in connection with the improvements on the real property situated in the County of HARRISON, State of Mississippi known as:
PARCELS 1, 2, 3, 4, 5, 6, L1, L2, L3, L4, L6 AND L9, BILOXI SECTION BLOCKS 100, 130, AND 130.5, 2ND JUDICIAL DISTRICT, HARRISON COUNTY, MISSISSIPPI, more particularly described in the Deed of Trust, Mortgage or other Security Instrument in favor of U.S. BANK NATIONAL ASSOCIATION, A NATIONAL BANKING ASSOCIATION, AS TRUSTEE ("TRUSTEE"), dated__________ , 2004, securing the sum of $160,000,000 (that may be increased to $190,000,000.00) and filed or to be filed for record in the office of the recorder of the county in which the above land is located, which Deed of Trust, Mortgage or other Security Instrument is a valid first lien on said premises; and,

     That no contracts have been let or guarantees of payment made by the undersigned owner to anyone other than: (List each contract let or guarantee made and obtain affidavit and agreement for each)

     ROY ANDERSON CORP AND ANY OTHER CONTRACTORS LISTED ON EXHIBIT "A" ATTACHED HERETO

     The owner has no interest or ownership in the contracting firm or firms and the contractor has no interest in the real property described above, except:

     NONE; HOWEVER, IN THE INTEREST OF FULL DISCLOSURE, NOTE THAT ROY ANDERSON III IS BOTH A MEMBER OF A LIMITED LIABILITY COMPANY WHICH IS A MEMBER OF OWNER AS WELL AS AN OFFICER OF CONTRACTOR.

     The undersigned owner is in possession of the subject premises, unless otherwise stated: (LIST POSSESSION OTHER THAN BY OWNER, SUCH AS LEASES, ETC.).

     NONE OTHER (I) THAN CONCURRENT RIGHTS OF THE CITY OF BILOXI TO PARCELS L1, L3, L4 AND L5 AND OF THE PUBLIC TO EXTENT A PUBLIC STREET HAS BEEN DEDICATED ON SUCH PARCELS, AND (II) [IF HARD ROCK INTERNATIONAL (STP), INC. HAS TAKEN POSSESSION:] [____] IS IN POSSESSION OF THE LEASEHOLD ESTATE DESCRIBED IN THE LEASE AGREEMENT (CAFE) AND LEASE AGREEMENT (RETAIL STORE) [OR LIST OTHER TENANTS ON EXHIBIT "B" IF ANY HAVE TAKEN POSSESSION].

     The owner has paid in full any and all amounts due architects, engineers, surveyors, attorneys, subcontractors, materialmen and laborers with whom it has contracted directly or in its name through an agent for work or services performed and materials furnished to the undersigned in connection with the construction of the improvements on the above property, except: (IF NONE, STATE "NONE")

     NONE OTHER THAN THE AMOUNTS OF $_________ REQUESTED TO BE PAID TO [CONTRACTOR] IN THE FINAL DISBURSEMENT REQUEST.

                                   Page 1 of 2
                                   EXHIBIT M-4

                              (continued on Page 2)

     The owner has received no written notice of any unpaid bills or claims for labor or services performed or materials on the above project, except: (IF NONE, STATE "NONE")

     NONE

     The owner states that, except as permitted in that certain indenture dated January 23, 2004 entered into with the Trustee, it has given or executed no chattel mortgages, conditional sales contracts, security agreements, financing statements, retention of title agreements, personal property leases or the like and none are now outstanding as to any materials, fixtures, appliances, furnishings or equipment placed upon, installed in or upon the aforesaid premises or the improvements thereon, and that to the extent that owner has contracted directly or in its name through an agent for plumbing, heating, lighting, refrigerating and other equipment and delivery of same has been made to owner or the property, payment for such equipment has been made in full and,

     The owner hereby requests First American Title Insurance Company to issue its policy or policies of title insurance, or endorsements thereto, upon said real estate without exception therein as to any possible unfiled mechanics' or materialmen's lien, and in consideration thereof, and as an inducement therefor, the undersigned does hereby agree to indemnify and hold harmless the said First American Title Insurance Company of and from any and all loss, cost, damage and expense of every kind including attorney's fees, which said First American Title Insurance Company shall suffer or may suffer or incur or become liable for under its said policy or policies now to be issued or any reissue, renewal or extension thereof, or a new policy anytime issued upon said real estate, part thereof or interest therein arising, directly or indirectly, out of or on account of any such mechanics' or materialmen's liens, claim or claims as a result of the undersigned's unpaid bills or in connection with its enforcement of its rights under this agreement.

                               OWNER:

                               PREMIER ENTERTAINMENT BILOXI LLC,
                               A Delaware limited liability company

                               By: GAR, LLC, a Mississippi limited liability company
                                      Its Manager

                               By:
                                  ----------------------------------------------
                                      Its:
                                          --------------------------------------


STATE OF_______________
COUNTY OF______________

SWORN TO AND SUBSCRIBED before me, by the duly authorized member of Manager and Owner on behalf of both Manager and Owner, whose signature appears above, this the_________ day of_____________ , 200___.


                             --------------------------------------
                             NOTARY PUBLIC

My Commission Expires:
                      ------------------


                                   Page 2 of 2
                                   EXHIBIT M-4

            EXHIBIT M-5 TO CASH COLLATERAL AND DISBURSEMENT AGREEMENT

                FORM OF FINAL LIEN AFFIDAVIT (GENERAL CONTRACTOR)

                     FIRST AMERICAN TITLE INSURANCE COMPANY

                             AFFIDAVIT AND AGREEMENT

STATE OF MISSISSIPPI                         Issuing Office File No.: 2003-10-01
COUNTY OF HARRISON

                         (GENERAL CONTRACTOR'S - FINAL)

     PERSONALLY appeared before me, the undersigned authority in and for said county and state, the duly authorized representative of the general contractor, who after being first duly sworn states on oath:

     The undersigned is the general contractor in connection with improvements on the real property situated in the County of HARRISON, State of Mississippi known as: PARCELS 1, 2, 3, 4, 5, 6, L1, L2, L3, L4, L6 AND L9, BILOXI SECTION BLOCKS 100, 130, AND 130.5, 2ND JUDICIAL DISTRICT, HARRISON COUNTY, MISSISSIPPI, more particularly described in the Deed of Trust, Mortgage or other Security Instrument in favor of U.S. BANK NATIONAL ASSOCIATION, A NATIONAL BANKING ASSOCIATION, AS TRUSTEE, dated________, 2004, securing the sum of $$160,000,000 (that may be increased to $190,000,000.00), and filed or to be filed for record in the office of the recorder of the county in which the above land is located, which Deed of Trust, Mortgage or other Security Instrument is a valid first lien on said premises; and,

     The general contractor has been paid in full all sums due for work or services performed and materials furnished on the above project and does hereby waive, release and surrender any and all liens or claims or rights to liens to the date for which payment is made, for labor, services, and/or materials furnished by the undersigned upon the premises described above, except:(IF NONE, STATE "NONE")

     NONE OTHER THAN 1) THE AMOUNTS OF $_________ REQUESTED TO BE PAID TO [CONTRACTOR] IN THE FINAL DISBURSEMENT REQUEST.

     The general contractor has paid in full any and all amounts due architects, engineers, surveyors, attorneys, subcontractors, materialmen and laborers for work or services performed and materials furnished to the undersigned in connection with the construction of the improvements on the above property, except: (IF NONE, STATE "NONE")

     NONE OTHER THAN THE AMOUNTS OF $_________ REQUESTED TO BE PAID TO [CONTRACTOR] IN THE FINAL DISBURSEMENT REQUEST.


                              (continued on Page 2)


                                   Page 1 of 2
                                   EXHIBIT M-5

     The general contractor states that it has given or executed no chattel mortgages, conditional sales contracts, security agreements, financing statements, retention of title agreements, personal property leases or the like and none are now outstanding as to any materials, fixtures, appliances, furnishings or equipment placed upon, installed in or upon the aforesaid premises or the improvements thereon, and that to the extent that general contractor has contracted for plumbing, heating, lighting, refrigerating and other equipment and delivery of same has been made to general contractor or the property, payment for such equipment has been made in full and,

     The general contractor hereby request(s) First American Title Insurance Company to issue its policy or policies of title insurance, or endorsements thereto, upon said real estate without exception therein as to any possible unfiled mechanics' or materialmen's lien as to general contractor, its subcontractors and suppliers, and in consideration thereof, and as an inducement therefor, the undersigned does hereby agree to indemnify and hold harmless the said First American Title Insurance Company of and from any and all loss, cost, damage and expense of every kind including attorney's fees, which said First American Title Insurance Company shall suffer or may suffer or incur or become liable for under its said policy or policies now to be issued or any reissue, renewal or extension thereof, or a new policy anytime issued upon said real estate, part thereof or interest therein arising, directly or indirectly, out of or on account of any such mechanics' or materialmen's liens, claim or claims as a result of the undersigned's unpaid bills or in connection with its enforcement of its rights under this agreement.

                                          GENERAL CONTRACTOR:

                                          ROY ANDERSON CORP

                                          By:
                                             --------------------------------
                                                Its:
                                                    -------------------------

STATE OF______________
COUNTY OF_____________

SWORN TO AND SUBSCRIBED before me, by_______________ , the duly authorized representative of the Contractor whose signature appears above, this the day of______________, 200___.


                                          ------------------------------
                                          NOTARY PUBLIC
My Commission Expires:
                      -------------------


                                   Page 2 of 2
                                   EXHIBIT M-5

            EXHIBIT M-6 TO CASH COLLATERAL AND DISBURSEMENT AGREEMENT

                FORM OF FINAL LIEN AFFIDAVIT (OTHER CONTRACTORS)

                     FIRST AMERICAN TITLE INSURANCE COMPANY

                             AFFIDAVIT AND AGREEMENT

STATE OF MISSISSIPPI                         Issuing Office File No.: 2003-10-01
COUNTY OF HARRISON

                             (CONTRACTOR'S - FINAL)

     PERSONALLY appeared before me, the undersigned authority in and for said county and state, the duly authorized representative of the undersigned contractor, who after being first duly sworn states on oath:

     The undersigned contractor has a contract with Premier Entertainment Biloxi LLC in connection with improvements on the real property situated in the County of HARRISON, State of Mississippi known as: PARCELS 1, 2, 3, 4, 5, 6, L1, L2, L3, L4, L6 AND L9, BILOXI SECTION BLOCKS 100, 130, AND 130.5, 2ND JUDICIAL DISTRICT, HARRISON COUNTY, MISSISSIPPI, more particularly described in the Deed of Trust, Mortgage or other Security Instrument in favor of U.S. BANK NATIONAL ASSOCIATION, A NATIONAL BANKING ASSOCIATION, AS TRUSTEE, dated___________, 2004, securing the sum of $$160,000,000 (that may be increased to $190,000,000.00), and filed or to be filed for record in the office of the recorder of the county in which the above land is located, which Deed of Trust, Mortgage or other Security Instrument is a valid first lien on said premises; and,

     The contractor has been paid in full all sums due for work or services performed and materials furnished on the above project and does hereby waive, release and surrender any and all liens or claims or rights to liens to the date for which payment is made, for labor, services, and/or materials furnished by the undersigned upon the premises described above, except:(IF NONE, STATE "NONE")

     NONE OTHER THAN 1) THE AMOUNTS OF $_________ REQUESTED TO BE PAID TO [CONTRACTOR] IN THE FINAL DISBURSEMENT REQUEST.

     The contractor has paid in full any and all amounts due subcontractors, materialmen and laborers for work or services performed and materials furnished to the undersigned in connection with the construction of the improvements on the above property, except: (IF NONE, STATE "NONE")

     NONE OTHER THAN 1) THE AMOUNTS OF $_________ REQUESTED TO BE PAID TO [CONTRACTOR] IN THE FINAL DISBURSEMENT REQUEST.


                              (continued on Page 2)


                                   Page 1 of 2
                                   EXHIBIT M-6

     The contractor states that no chattel mortgages, conditional sales contracts, security agreements, financing statements, retention of title agreements, personal property leases or the like have been given or are now outstanding as to any materials, fixtures, appliances, furnishings or equipment contractor placed upon, installed in or upon the aforesaid premises or the improvements thereon, and that all such equipment is fully paid for and,

     The contractor hereby request(s) First American Title Insurance Company to issue its policy or policies of title insurance, or endorsements thereto, upon said real estate without exception therein as to any possible unfiled mechanics' or materialmen's lien as to the contractor, its subcontractors and suppliers, and in consideration thereof, and as an inducement therefor, the undersigned does hereby agree to indemnify and hold harmless the said First American Title Insurance Company of and from any and all loss, cost, damage and expense of every kind including attorney's fees, which said First American Title Insurance Company shall suffer or may suffer or incur or become liable for under its said policy or policies now to be issued or any reissue, renewal or extension thereof, or a new policy anytime issued upon said real estate, part thereof or interest therein arising, directly or indirectly, out of or on account of any such mechanics' or materialmen's liens, claim or claims as a result of the undersigned's unpaid bills or in connection with its enforcement of its rights under this agreement.

                                                CONTRACTOR:

                                                --------------------------------
                                                By:
                                                   -----------------------------
                                                     Its:
                                                         -----------------------

STATE OF______________
COUNTY OF_____________

SWORN TO AND SUBSCRIBED before me, by__________________, the duly authorized representative of the Contractor whose signature appears above, this the __________day of__________, 200_____.


                                          ------------------------
                                          NOTARY PUBLIC
My Commission Expires:
                      -------------------


                                   Page 2 of 2
                                   EXHIBIT M-6

                                   EXHIBIT N-1

                 FORM OF COMMITMENT TO ISSUE UPDATE ENDORSEMENT

                     FIRST AMERICAN TITLE INSURANCE COMPANY

                                   SCHEDULE A

Issuing Office File No.: 2003-10-01E

  THIS IS A COMMITMENT TO ISSUE ENDORSEMENT FURNISHED TO OR ON BEHALF OF THE PARTY TO BE INSURED.
  THERE ARE ADDITIONAL REQUIREMENTS SET FORTH IN SECTION 1 OF SCHEDULE B ATTACHED HERETO WHICH MUST BE MET BEFORE THE ENDORSEMENT CAN BE ISSUED IN THE SAME FORM AS THIS COMMITMENT. THESE ADDITIONAL REQUIREMENTS INCLUDE THE REQUIREMENT IN CLAUSE 2 OF SECTION 1 OF SCHEDULE B THAT THE DISBURSEMENT AGENT NOTIFY THE ISSUING AGENT OF THE COMPANY, BALCH AND BINGHAM, LLP, BY TELEPHONE OR EMAIL ON THE DISBURSEMENT DATE PRIOR TO MAKING SUCH DISBURSEMENT (THE "CONFIRMATION NOTICE"). THIS SIGNED COMMITMENT MAY BE RESCINDED BY THE ISSUING AGENT ON BEHALF OF THE COMPANY DURING THE CONFIRMATION NOTICE ONLY AS A RESULT OF ANY LIEN OR OTHER OBJECTION TO TITLE INTERVENING BETWEEN THE LAST PRECEDING DISBURSEMENT AND SUCH CONFIRMATION NOTICE WHERE EVIDENCE OF SATISFACTION AND CANCELLATION OF SAME HAS NOT BEEN FURNISHED TO THE COMPANY.

1. Commitment Date:  [TBD IN CONJUNCTION WITH CONSTRUCTION DISBURSEMENT REQUEST]

2. Endorsement to be issued:

/X/ Construction Draw Endorsement to Loan Policy No. FA - [TBD WHEN ISSUED PURSUANT TO COMMITMENT NO. 2003-10-01]

     Endorsement Amount: $[TBD BY AUTHORIZED DISBURSEMENT REQUEST]

     Proposed Insured: U.S. BANK NATIONAL ASSOCIATION, A NATIONAL BANKING ASSOCIATION, AS TRUSTEE UNDER THE INDENTURE DATED JANUARY 23, 2004, ITS SUCCESSORS AND/OR ASSIGNS AS THEIR INTEREST MAY APPEAR

3. The property interests specified in the land insured hereby is vested in PREMIER ENTERTAINMENT BILOXI LLC, A DELAWARE LIMITED LIABILITY COMPANY, SUCCESSOR IN INTEREST BY MERGER WITH PREMIER ENTERTAINMENT, LLC, A MISSISSIPPI LIMITED LIABILITY COMPANY, as follows:
FEE SIMPLE TITLE - PARCELS 1, 2, 3, 4, 5, AND 6
LEASEHOLD INTEREST - PARCELS L2 AND L9
     LEASEHOLD INTEREST IN AIR SPACE WITH GROUND SUPPORT STRUCTURES AND NON-EXCLUSIVE EASEMENT
          - PARCELS L1, L3 AND L4
NON-EXCLUSIVE EASEMENT - PARCEL L6
4. The land referred to in this Commitment is described as follows:

                                  Page 1 of 16
                                   EXHIBIT N-1

     SEE ATTACHED EXHIBIT "A" FOR LEGAL DESCRIPTION
     NOTE THE TYPE OF PROPERTY INTEREST TO BE INSURED AS INDICATED FOR EACH PARCEL.


Issue Date:                                 BALCH & BINGHAM LLP, Issuing Agent
           ------------------------
                                            By:
                                               ---------------------------
                                               Authorized Signatory


                                  Page 2 of 16
                                   EXHIBIT N-1

                     FIRST AMERICAN TITLE INSURANCE COMPANY

                                    EXHIBIT A

Issuing Office File No.: 2003-10-01E


                               LEGAL DESCRIPTION:

                                    PARCEL 1
                               FEE SIMPLE INTEREST

BEGIN at the northwest corner of Mariner's Harbor Condominiums, Biloxi, Harrison County 2nd Judicial District, Mississippi as per the map or plat thereof on file in the office of the Chancery Clerk at the Court House in Biloxi, Harrison County 2nd Judicial District, Mississippi and run Easterly along the south right of way line of West Beach Boulevard and along a curve to the left (having a radius of 2323.00 feet, an internal angle of 9 degrees 20 minutes 27 seconds and subtended by a chord of 378.30 feet along a bearing of South 88 degrees 53 minutes 47 seconds East) for 378.72 feet; thence run South 00 degrees 34 minutes 42 seconds East for 25.84 feet; thence run North 89 degrees 25 minutes 18 seconds East for 16.00 feet; thence run South 00 degrees 42 minutes 33 seconds East for 143.27 feet; thence run West for 394.64 feet; thence run North 00 degrees 31 minutes 32 seconds West for 176.25 feet; back to the POINT OF BEGINNING.

Said parcel of land is part of Biloxi Section Block 100.


                                  Page 3 of 16
                                   EXHIBIT N-1

                     FIRST AMERICAN TITLE INSURANCE COMPANY

Issuing Office File No.: 2003-10-01E

                               LEGAL DESCRIPTION:
                                    PARCEL 2
                               FEE SIMPLE INTEREST

BEGIN at the northeast corner of Harbor View Condominiums, Biloxi, Harrison County 2nd Judicial District, Mississippi as per the map or plat thereof on file in the office of the Chancery Clerk at the Court House in Biloxi, Harrison County 2nd Judicial District and run South 00 degrees 31 minutes 32 seconds East for 239.05 feet; thence run North 89 degrees 28 minutes 33 seconds East for 3.66 feet; thence run South 00 degrees 23 minutes 59 seconds East for 124.18 feet; thence run South 83 degrees 11 minutes 02 seconds East for 1.20 feet; thence run South 01 degree 44 minutes 55 seconds East for 16.59 feet; thence run South 89 degrees 00 minutes 06 seconds West for 101.78 feet; thence run North 07 degrees 17 minutes 25 seconds West for 5.98 feet; thence run North 00 degrees 32 minutes 09 seconds West for 387.04 feet to the south right of way line of West Beach Boulevard; thence run South 83 degrees 25 minutes 27 seconds East along said right of way line for 98.37 feet back to the POINT OF BEGINNING.

Said parcel of land is a part of Biloxi Section Block 130.5, Biloxi, Harrison County 2nd Judicial District, Mississippi.


                                  Page 4 of 16
                                   EXHIBIT N-1

                     FIRST AMERICAN TITLE INSURANCE COMPANY

Issuing Office File No.: 2003-10-01E

                               LEGAL DESCRIPTION:
                                    PARCEL 3
                               FEE SIMPLE INTEREST

COMMENCE at the northeast corner of Harbor View Condominiums, Biloxi, Harrison County 2nd Judicial District, Mississippi as per the map or plat thereof on file in the office of the Chancery Clerk at the Court House in Biloxi, Harrison County 2nd Judicial District and run North 83 degrees 25 minutes 27 seconds West along the south right of way line of U.S. Highway 90 (Beach Boulevard) for 98.37 feet to and for the POINT OF BEGINNING.

From said POINT OF BEGINNING, run South 00 degrees 32 minutes 09 seconds East for 387.04 feet; thence run North 49 degrees 17 minutes 42 seconds West for 9.81 feet; thence run South 89 degrees 20 minutes 48 seconds West for 92.63 feet; thence run North 00 degrees 32 minutes 09 seconds West for 395.33 feet to the south right of way line of U.S. Highway 90 (Beach Boulevard); thence run South 82 degrees 14 minutes 40 seconds East along said right of way line for 101.07 feet back to the POINT OF BEGINNING.

Said parcel of land is a part of Biloxi Section Block 130.5, Biloxi, Harrison County 2nd Judicial District, Mississippi


                                  Page 5 of 16
                                   EXHIBIT N-1

                     FIRST AMERICAN TITLE INSURANCE COMPANY

Issuing Office File No.: 2003-10-01E

                               LEGAL DESCRIPTION:
                                    PARCEL 4
                               FEE SIMPLE INTEREST

COMMENCE at the northeast corner of Harbor View Condominiums, Biloxi, Harrison County 2nd Judicial District, Mississippi as per the map or plat thereof on file in the office of the Chancery Clerk at the Court House in Biloxi, Harrison County 2nd Judicial District and run North 83 degrees 25 minutes 27 seconds West along the south right of way line of U.S. Highway 90 (Beach Boulevard) for 98.37 feet; thence run North 82 degrees 14 minutes 40 seconds West along said south right of way line for 101.07 feet to and for the POINT OF BEGINNING.

From said POINT OF BEGINNING, run South 00 degrees 32 minutes 09 seconds East for 395.33 feet; thence run South 89 degrees 20 minutes 48 seconds West for
107.38 feet; thence run North 00 degrees 42 minutes 02 seconds West for 415.84 feet to the south right of way line of U.S. Highway 90 (Beach Boulevard); thence run South 79 degrees 57 minutes 09 seconds East along said right of way line for
110.45 feet back to the POINT OF BEGINNING.

Said parcel of land is a part of Biloxi Section Block 130.5, Biloxi, Harrison County 2nd Judicial District, Mississippi.


                                  Page 6 of 16
                                   EXHIBIT N-1

                         FIRST AMERICAN TITLE INSURANCE

Issuing Office File No.: 2003-10-01E

                               LEGAL DESCRIPTION:
                                    PARCEL 5
                               FEE SIMPLE INTEREST

COMMENCE at an iron rod at the northeast corner of Harbor View Condominiums, Biloxi, Harrison County Second Judicial District as per the map or plat thereof on file in Plat Book 9 at Page 19 in the office of the Chancery Clerk at the Court House in Biloxi, Harrison County Second Judicial District, Mississippi and run North 83 degrees 25 minutes 27 seconds West along the south right of way line of U.S. Highway 90 for 98.37 feet; thence run North 82 degrees 14 minutes 40 seconds West along the south right of way line of U.S. Highway 90 for 101.07 feet; thence run North 79 degrees 57 minutes 09 seconds West along the south right of way line of U.S. Highway 90 for 110.45 feet to an "X" scribed in concrete for the POINT OF BEGINNING.

From said POINT OF BEGINNING, run South 00 degrees 42 minutes 02 seconds East for 415.84 feet to an "X" scribed in concrete; thence run South 89 degrees 20 minutes 48 seconds West for 20.98 feet to an "X" scribed in concrete; thence run North 42 degrees 47 minutes 11 seconds West for 127.48 feet to a nail set in a wooden bulkhead; thence run North 00 degrees 27 minutes 42 seconds West for
343.52 feet to an "X" scribed in concrete on the south right of way line of U.S. Highway 90; thence run South 78 degrees 42 minutes 32 seconds East along the south right of way line of U.S. Highway 90 for 107.33 feet back to the POINT OF BEGINNING.

Said parcel of land is part of Biloxi Section Block 130 in Fractional Section 27, Township 7 South, Range 9 West, Biloxi, Harrison County Second Judicial District, Mississippi.


                                  Page 7 of 16
                                   EXHIBIT N-1

                     FIRST AMERICAN TITLE INSURANCE COMPANY

Issuing Office File No.: 2003-10-01E

                               LEGAL DESCRIPTION:
                                    PARCEL 6
                               FEE SIMPLE INTEREST

COMMENCE at an iron rod at the northeast corner of Harbor View Condominiums, Biloxi, Harrison County Second Judicial District as per the map or plat thereof on file in Plat Book 9 at Page 19 in the office of the Chancery Clerk at the Court House in Biloxi, Harrison County Second Judicial District, Mississippi and run North 83 degrees 25 minutes 27 seconds West along the south right of way line of U.S. Highway 90 for 98.37 feet; thence run North 82 degrees 14 minutes 40 seconds West along the south right of way line of U.S. Highway 90 for 101.07 feet; thence run North 79 degrees 57 minutes 09 seconds West along the south right of way line of U.S. Highway 90 for 110.45 feet to an "X" scribed in concrete; thence run North 78 degrees 42 minutes 32 seconds West along said south right of way line for 107.33 feet to and for the POINT OF BEGINNING.

From said POINT OF BEGINNING, run South 00 degrees 27 minutes 42 seconds East for 343.52 feet; thence run North 42 degrees 47 minutes 11 seconds West for 7.38 feet; thence run North 50 degrees 24 minutes 44 seconds West for 159.85 feet; thence run North 38 degrees 12 minutes 35 seconds West for 27.81 feet; thence run North 00 degrees 32 minutes 57 seconds West for 248.40 feet to a point on the south right of way line of U.S. Highway 90 (Beach Boulevard); thence run South 76 degrees 47 minutes 55 seconds East along the south right of way line of U.S. Highway 90 for 148.95 feet back to the POINT OF BEGINNING.

Said parcel of land is part of Biloxi Section Block 130 in Fractional Section 27, Township 7 South, Range 9 West, Biloxi, Harrison County Second Judicial District, Mississippi.


                                  Page 8 of 16
                                   EXHIBIT N-1

                     FIRST AMERICAN TITLE INSURANCE COMPANY

Issuing Office File No.: 2003-10-01E

                               LEGAL DESCRIPTION:
                                    PARCEL L1
                          ("Existing Lameuse Street")*
          LEASEHOLD INTEREST IN AIRSPACE WITH GROUND SUPPORT STRUCTURES
                           AND NON-EXCLUSIVE EASEMENT

AIRSPACE:

LOWER BOUNDARY is the horizontal plane at an elevation of 14 feet above the surface grade of the roadway as first constructed in conjunction with the improvements contemplated by the Lease and Air Rights Agreements with the City of Biloxi, Mississippi, more particularly described in SCHEDULE B hereof.

UPPER BOUNDARY is the horizontal plane at the maximum elevation permitted by applicable law.

PERIMETRICAL BOUNDARIES projected vertically to intersect the Upper and Lower Boundaries as follows:

BEGIN at an iron rod at the northeast corner of Harbor View Condominiums as per the map or plat thereof on file in Plat Book 9 at Page 9 on file in the office of the Chancery Clerk at the Court House in Biloxi, Harrison County Second Judicial District, Mississippi and run South 00 degrees 31 minutes 32 seconds East along the east line of said Harbor View Condominiums for 239.05 feet; thence run North 89 degrees 28 minutes 33 seconds East for 3.66 feet; thence run South 89 degrees 51 minutes 31 seconds East for 35.92 feet; thence run North 00 degrees 22 minutes 56 seconds West for 234.78 feet to a point on the south right of way line of Beach Boulevard (U.S. Highway 90); thence run North 83 degrees 51 minutes 05 seconds West along said south right of way for 40.44 feet back to the POINT OF BEGINNING.

Said parcel of land is part of Biloxi Section Blocks 100 and 130, Biloxi, Harrison County Second Judicial District, Mississippi


GROUND SPACE FOR SUPPORT STRUCTURES AND NON-EXCLUSIVE EASEMENT ONLY AS CONTEMPLATED BY THE LEASE AND AIR RIGHTS AGREEMENTS WITH THE CITY OF BILOXI, MISSISSIPPI, MORE PARTICULARLY DESCRIBED IN SCHEDULE B HEREOF:

See the survey description recited above as the basis for the perimetrical boundaries of the Airspace.


*This label is provided for convenience of reference only as this parcel is so identified in the Lease and Air Rights Agreement more particularly described in
Item 21 of SCHEDULE B - SECTION 2 of the policy and is not intended to alter or limit the legal description.

                                  Page 9 of 16
                                   EXHIBIT N-1

                     FIRST AMERICAN TITLE INSURANCE COMPANY

Issuing Office File No.: 2003-10-01E

                               LEGAL DESCRIPTION:
                                    PARCEL L2
                        ("Lameuse Street Parking Area")*
                               LEASEHOLD INTEREST

BEGIN at the northwest corner of Mariner's Harbor Condominiums, Biloxi, Harrison County 2nd Judicial District, Mississippi as per the map or plat thereof on file in the office of the Chancery Clerk at the Court House in Biloxi, Harrison County 2nd Judicial District, Mississippi and run South 00 degrees 31 minutes 32 seconds East along the west line of said Mariner's Harbor Condominiums for
176.25 feet; thence run West for 21.29 feet to the east right of way line of LAMEUSE Street; thence run North 00 degrees 22 minutes 56 seconds West along said east right of way line for 178.50 to the south right of way line of Beach Boulevard (U.S. Highway 90); thence run Easterly along said south right of way line and along a non-tangential curve to the left (having a radius of 2323.00 feet, an internal angle of 00 degrees 31 minutes 03 seconds and being subtended by a chord distance of 20.98 feet along a bearing of South 83 degrees 50 minutes 55 seconds East) for 20.98 feet back to the POINT OF BEGINNING.

Said parcel of land is part of Biloxi Section Block 100, Biloxi, Harrison County Second Judicial District, Mississippi.


*This label is provided for convenience of reference only as this parcel is so identified in the Lease and Air Rights Agreement more particularly described in
Item 21 of SCHEDULE B - SECTION 2 of the policy and is not intended to alter or limit the legal description.


                                  Page 10 of 16
                                   EXHIBIT N-1

                     FIRST AMERICAN TITLE INSURANCE COMPANY

Issuing Office File No.: 2003-10-01E

                               LEGAL DESCRIPTION:
                                    PARCEL L3
                     ("Existing East - West Service Road")*
          LEASEHOLD INTEREST IN AIRSPACE WITH GROUND SUPPORT STRUCTURES
                           AND NON-EXCLUSIVE EASEMENT

AIRSPACE:

LOWER BOUNDARY is the horizontal plane at an elevation of 14 feet above the surface grade of the roadway as first constructed in conjunction with the improvements contemplated by the Lease and Air Rights Agreements with the City of Biloxi, Mississippi, more particularly described in SCHEDULE B hereof.

UPPER BOUNDARY is the horizontal plane at the maximum elevation permitted by applicable law.

PERIMETRICAL BOUNDARIES projected vertically to intersect the Upper and Lower Boundaries as follows:

COMMENCE at the northwest corner of Mariner's Harbor Condominiums, Biloxi, Harrison County 2nd Judicial District, Mississippi as per the map or plat thereof on file in the office of the Chancery Clerk at the Court House in Biloxi, Harrison County 2nd Judicial District, Mississippi and run South 00 degrees 31 minutes 32 seconds East along the west line of said Mariner's Harbor Condominiums for 176.25 feet to and for the POINT OF BEGINNING.

From said POINT OF BEGINNING run West for 21.29 feet; thence run South 00 degrees 22 minutes 56 seconds East for 56.28 feet; thence run South 89 degrees 56 minutes 41 seconds East for 420.11 feet; thence run South 49 degrees 00 minutes 58 seconds East for 15.62 feet; thence run North 88 degrees 36 minutes 21 seconds East for 14.73 feet; thence run North 00 degrees 33 minutes 17 seconds West for 55.93 feet; thence run South 89 degrees 46 minutes 41 seconds West for 68.44 feet; thence run South 00 degrees 36 minutes 03 seconds East for
20.05 feet; thence run North 89 degrees 45 minutes 09 seconds West for 108.51 feet; thence run North 00 degrees 50 minutes 05 seconds West for 20.00 feet; thence run South 89 degrees 37 minutes 04 seconds West for 140.06 feet; thence run South 00 degrees 22 minutes 56 seconds East for 18.33 feet; thence run South 88 degrees 59 minutes 05 seconds West for 107.95 feet; thence run North 00 degrees 31 minutes 32 seconds West for 31.66 feet back to the POINT OF BEGINNING.

Said parcel of land is part of Biloxi Section Block 100, Biloxi, Harrison County Second Judicial District, Mississippi.


GROUND SPACE FOR SUPPORT STRUCTURES AND NON-EXCLUSIVE EASEMENT ONLY AS CONTEMPLATED BY THE LEASE AND AIR RIGHTS AGREEMENTS WITH THE CITY OF BILOXI, MISSISSIPPI, MORE PARTICULARLY DESCRIBED IN SCHEDULE B HEREOF:

See the survey description recited above as the basis for the perimetrical boundaries of the Airspace.

*This label is provided for convenience of reference only as this parcel is so identified in the Lease and Air Rights Agreement more particularly described in
Item 21 of SCHEDULE B - SECTION 2 of the policy and is not intended to alter or limit the legal description.

                                  Page 11 of 16
                                   EXHIBIT N-1

                     FIRST AMERICAN TITLE INSURANCE COMPANY

Issuing Office File No.: 2003-10-01E

                               LEGAL DESCRIPTION:
                                    PARCEL L4
                          ("East - West Service Road")*
          LEASEHOLD INTEREST IN AIRSPACE WITH GROUND SUPPORT STRUCTURES
                           AND NON-EXCLUSIVE EASEMENT
AIRSPACE:

LOWER BOUNDARY is the horizontal plane at an elevation of 14 feet above the surface grade of the roadway as first constructed in conjunction with the improvements contemplated by the Lease and Air Rights Agreements with the City of Biloxi, Mississippi, more particularly described in SCHEDULE B hereof.

UPPER BOUNDARY is the horizontal plane at the maximum elevation permitted by applicable law.

PERIMETRICAL BOUNDARIES projected vertically to intersect the Upper and Lower Boundaries as follows:

COMMENCE at the northwest corner of Mariner's Harbor Condominiums, Biloxi, Harrison County 2nd Judicial District, Mississippi as per the map or plat thereof on file in the office of the Chancery Clerk at the Court House in Biloxi, Harrison County 2nd Judicial District, Mississippi and run South 00 degrees 31 minutes 32 seconds East along the west line of said Mariner's Harbor Condominiums for 176.25 feet to and for the POINT OF BEGINNING.

From said POINT OF BEGINNING run East for 394.64 feet; thence run South 00 degrees 42 minutes 33 seconds East for 10.75 feet; thence run South 89 degrees 46 minutes 41 seconds West for 38.03 feet; thence run South 00 degrees 36 minutes 03 seconds East for 20.05 feet; thence run North 89 degrees 45 minutes 09 seconds West for 108.51 feet; thence run North 00 degrees 50 minutes 05 seconds West for 20.00 feet; thence run South 89 degrees 37 minutes 04 seconds West for 140.06 feet; thence run South 00 degrees 22 minutes 56 seconds East for
18.33 feet; thence run South 88 degrees 59 minutes 05 seconds West for 107.95 feet; thence run North 00 degrees 31 minutes 32 seconds West for 31.66 feet back to the POINT OF BEGINNING.

Said parcel of land is part of Biloxi Section Block 100, Biloxi, Harrison County Second Judicial District, Mississippi.

GROUND SPACE FOR SUPPORT STRUCTURES AND NON-EXCLUSIVE EASEMENT ONLY AS CONTEMPLATED BY THE LEASE AND AIR RIGHTS AGREEMENTS WITH THE CITY OF BILOXI, MISSISSIPPI, MORE PARTICULARLY DESCRIBED IN SCHEDULE B HEREOF:

See the survey description recited above as the basis for the perimetrical boundaries of the Airspace.

*This label is provided for convenience of reference only as this parcel is so identified in the Lease and Air Rights Agreement more particularly described in
Item 21 of SCHEDULE B - SECTION 2 of the policy and is not intended to alter or limit the legal description.

                                  Page 12 of 16
                                   EXHIBIT N-1

                     FIRST AMERICAN TITLE INSURANCE COMPANY

Issuing Office File No.: 2003-10-01E

                               LEGAL DESCRIPTION:
                                    PARCEL L6
                          ("Lameuse Street Extension")*
                             NON-EXCLUSIVE EASEMENT

COMMENCE at the northwest corner of Mariner's Harbor Condominiums, Biloxi, Harrison County 2nd Judicial District, Mississippi as per the map or plat thereof on file in the office of the Chancery Clerk at the Court House in Biloxi, Harrison County 2nd Judicial District, Mississippi and run South 00 degrees 31 minutes 32 seconds East along the west line of said Mariner's Harbor Condominiums for 176.25 feet; thence run West for 21.29 feet; thence run South 00 degrees 22 minutes 56 seconds East for 56.28 feet to and for the POINT OF BEGINNING.

From said POINT OF BEGINNING run South 89 degrees 56 minutes 41 seconds East for
16.57 feet; thence run South 00 degrees 28 minutes 40 seconds East for 165.94 feet; thence run South 43 degrees 48 minutes 30 seconds East for 45.54 feet; thence run South 00 degrees 22 minutes 16 seconds East for 80.74 feet; thence run North 89 degrees 52 minutes 45 seconds West for 70.46 feet; thence run South 00 degrees 42 minutes 50 seconds East for 111.52 feet; thence run South 89 degrees 07 minutes 28 seconds West for 12.17 feet; thence run North 00 degrees 29 minutes 01 second West for 250.29 feet; thence run North 01 degree 44 minutes 55 seconds West for 16.59 feet; thence run North 83 degrees 11 minutes 02 seconds West for 1.20 feet; thence run North 00 degrees 23 minutes 59 seconds West for 124.18 feet; thence run South 89 degrees 51 minutes 31 seconds East for
35.92 feet back to the POINT OF BEGINNING.

Said parcel of land is part of Biloxi Section Blocks 100 and 130, Biloxi, Harrison County Second Judicial District, Mississippi.


*This label is provided for convenience of reference only as this parcel is so identified in the Lease and Air Rights Agreement more particularly described in
Item 21 of SCHEDULE B - SECTION 2 of the policy and is not intended to alter or limit the legal description.

                                  Page 13 of 16
                                   EXHIBIT N-1

                     FIRST AMERICAN TITLE INSURANCE COMPANY

Issuing Office File No.: 2003-10-01E

                               LEGAL DESCRIPTION:
                                    PARCEL L9
                    PUBLIC TRUST TIDELANDS LEASEHOLD INTEREST

COMMENCE at the northeast corner of Harbor View Condominiums, Biloxi, Harrison County 2nd Judicial District, Mississippi as per the map or plat thereof on file in the office of the Chancery Clerk at the Court House in Biloxi, Harrison County 2nd Judicial District and run South 00 degrees 31 minutes 32 seconds East for 239.05 feet; thence run North 89 degrees 28 minutes 33 seconds East for 3.66 feet; thence run South 00 degrees 23 minutes 59 seconds East for 124.18 feet; thence run South 83 degrees 11 minutes 02 seconds East for 1.20 feet; thence run South 01 degree 44 minutes 55 seconds East for 16.59 feet; thence run South 89 degrees 00 minutes 06 seconds West for 1.16 feet to and for the POINT OF BEGINNING.
From said POINT OF BEGINNING run South 89 degrees 00 minutes 06 seconds West for
100.62 feet; thence run North 07 degrees 17 minutes 25 seconds West for 5.98 feet; thence run North 49 degrees 17 minutes 42 seconds West for 9.81 feet; thence run South 89 degrees 20 minutes 48 seconds West for 220.99 feet; thence run North 42 degrees 47 minutes 11 seconds West for 134.86 feet; thence run North 50 degrees 24 minutes 44 seconds West for 159.85 feet; thence run North 38 degrees 12 minutes 35 seconds West for 27.81 feet; thence run South 00 degrees 32 minutes 57 seconds East for 559.19 feet to the north line of the Biloxi Channel; thence run South 88 degrees 06 minutes 44 seconds East along said north line of the Biloxi Channel for 559.07 feet; thence run North 00 degrees 23 minutes 25 seconds West for 346.84 feet back to the POINT OF BEGINNING


                                  Page 14 of 16
                                   EXHIBIT N-1

                     FIRST AMERICAN TITLE INSURANCE COMPANY

                             SCHEDULE B - SECTION 1

                                  REQUIREMENTS

Issuing Office File No.: 2003-10-01E

All references herein to Deed Book or Deed of Trust Book refer to those records located in the Office of the Chancery Clerk of the Second Judicial District of Harrison County, Mississippi.

THE FOLLOWING REQUIREMENTS MUST BE MET:

1. Furnish satisfactory evidence of disbursement of $[___________] of the proceeds of the notes to ________________ within 5 business days of the date of this commitment.

2. Notice from the Disbursement Agent to the Issuing Agent for the Company, Balch & Bingham, LLP, by telephone or by email on the disbursement date before making such disbursement and the Issuing Agent on behalf of the Company does not rescind this commitment in such telephone call or email, as the case may be. .


                                  Page 15 of 16
                                   EXHIBIT N-1

                     FIRST AMERICAN TITLE INSURANCE COMPANY

                             SCHEDULE B - SECTION 2

                                   ENDORSEMENT

Issuing Office File No.: 2003-10-01E

THE ENDORSEMENT TO BE ISSUED WILL BE IN THE FOLLOWING FORM:

Based upon satisfactory evidence that the insured or its Disbursement Agent has made an advance to __________________ in the sum of $ __________, which is a portion of the indebtedness evidenced by the note or notes secured by the insured deed of trust, the Company hereby insures the owner of the indebtedness secured by the insured deed of trust against loss or damage which the insured shall sustain by reason of:

The existence of any lien, encumbrance or other matter affecting the estate or interest referred to in SCHEDULE A, recorded in the public records subsequent to Date of Policy, except: NONE [OR LIST ANY NEW MATTERS OF RECORD WITH AFFIRMATIVE COVERAGE FOR LOSS OR DAMAGE RESULTING FROM SAME]

The existence of any subsisting tax or assessment lien which is prior to the insured deed of trust, except: NONE OTHER THAN AD VALOREM TAXES FOR THE CURRENT YEAR WHICH ARE NOT YET DUE AND PAYABLE

Title to the estate or interest referred to in SCHEDULE A being vested other than as shown in SCHEDULE A according to the public records;

The failure of the advance identified above to be secured by the insured deed of trust;

Lack of priority of the insured deed of trust with respect to such advance, over any liens, encumbrances and other matters shown by the public records, affecting the estate or interest referred to in SCHEDULE A, other than those shown in SCHEDULE B as prior to the insured deed of trust and in paragraph (2) herein, except: NONE

Lack of priority of the lien of the insured deed of trust over any statutory lien for services, labor or material arising out of the work of improvement under construction or completed at the date hereof.

The coverage under the disbursement clause is hereby increased by $___________, and the Company acknowledges that as of the effective date of this endorsement, the amount of $_______________________ has been disbursed under the Cash Collateral and Disbursement Agreement secured by the insured deed of trust.

This endorsement is made a part of the policy and is subject to all of the terms and provisions thereof and of any prior endorsements thereto. Except to the extent expressly stated, it neither modifies any of the terms and provisions of the policy and any prior endorsements, nor does it extend the effective date of the policy and any prior endorsements, nor does it increase the face amount thereof.

Date:
     ----------------

First American Title Insurance Company
By: Balch & Bingham LLP, Issuing Agent

     PRO FORMA
By:
   ----------------------------------------
      Authorized Signatory

                                  Page 16 of 16
                                   EXHIBIT N-1

            EXHIBIT N-2 TO CASH COLLATERAL AND DISBURSEMENT AGREEMENT

                      FORM OF SEPARATE TAX LOT ENDORSEMENT

                      Attached to Policy No. FA- PRO FORMA

                                    Issued By

                     FIRST AMERICAN TITLE INSURANCE COMPANY

The Company hereby assures the Insured that Parcels 2, 3, 4, 5, and 6 of the land referred to in SCHEDULE "A" consist of separate tax parcels and said parcels do not include any property not included within said land.

Parcel L1 and portions of Parcels L3 and L6 are not currently assessed for tax purposes.

Parcel 1 consists of a separate tax parcel except to the extent it includes land to be conveyed to the City of Biloxi. Any remainder of the land described in SCHEDULE "A" which is not assessed solely to Premier Entertainment Biloxi LLC or its predecessor is currently assessed to the City of Biloxi, Mississippi, and is exempt from taxation.

The Company insures the insured against loss or damage in the event the assurances herein shall prove to be incorrect.

This endorsement is made a part of the policy and is subject to all the terms and provisions thereof and of any prior endorsements thereto. Except to the extent expressly stated, it neither modifies any of the terms and provisions of the policy and prior endorsements, if any, nor does it extend the effective date of the policy and prior endorsements or increase the face amount thereof.

First American Title Insurance Company
By: Balch & Bingham LLP, Issuing Agent

     PRO FORMA
By:
   ----------------------------------------
     Authorized Signatory

F.A. Form 64
Separate Tax Lot


                                   Page 1 of 1
                                   EXHIBIT N-2